UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒ Definitive Proxy Statement

☐ Definitive Additional Materials

☐ Soliciting Material Pursuant to §240.14a-12

5E ADVANCED MATERIALS, INC.

(Name of Registrant as Specified In Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒ No fee required

☐ Fee paid previously with preliminary materials

☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To be held on January 21, 2025

NOTICE IS HEREBY GIVEN that the 2024 Annual Meeting of Stockholders (the “Annual Meeting”) of 5E Advanced Materials, Inc., a Delaware corporation (the “Company”), will be held on January 21, 2025, at 10:00 a.m. Pacific time (being 5:00 a.m. AEDT January 22, 2025). To increase access for all of our stockholders, the Annual Meeting will be online and a completely virtual meeting of stockholders. You may attend, vote, and submit questions during the Annual Meeting via the live webcast on the Internet at meetnow.global/M5KH9HR. You will not be able to attend the Annual Meeting in person, nor will there be any physical location.

Only stockholders of record at the close of business on December 17, 2024, are entitled to notice of, and to vote at, the Annual Meeting and any postponement or adjournment thereof. Holders of CHESS Depositary Interests (“CDIs”) of the Company at that time will be entitled to receive notice of, and to attend as guests (but not vote at) the Annual Meeting. We are committed to ensuring our stockholders have the same rights and opportunities to participate in the Annual Meeting as if it had been held in a physical location. As further described in the proxy materials for the Annual Meeting, you may attend the Annual Meeting via the live webcast on the Internet at meetnow.global/M5KH9HR. You may vote by telephone, Internet, or mail prior to the Annual Meeting. While we encourage you to vote in advance of the Annual Meeting, you may also vote and submit questions relating to meeting matters during the Annual Meeting (subject to time restrictions).

To be admitted to the Annual Meeting at meetnow.global/M5KH9HR, you must enter the 15-digit control number found on your proxy card. Holders of CDIs wishing to attend the Annual Meeting will need to do so as guests.

The Annual Meeting will be held for the following purposes:

1.
to elect the four directors named in this Proxy Statement, being each of:
(1)
Paul Weibel
(2)
Graham van’t Hoff;
(3)
Barry Dick; and
(4)
Bryn Jones

to serve until the 2025 annual meeting of stockholders (the “2025 Annual Meeting”) and until their respective successors are duly elected and qualified or until such director’s earlier death, resignation, disqualification or removal;

2.
to ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the 2025 fiscal year;
3.
to approve, for purposes of ASX Listing Rule 10.14 and for all other purposes, the participation by each of (1) Paul Weibel; (2) Graham van’t Hoff; (3) Barry Dick; and (4) Bryn Jones in the Company’s 2022 Equity Compensation Plan;
4.
to approve an amendment to the 5E Advanced Materials, Inc. 2022 Equity Compensation Plan to increase the number of shares of common stock authorized for issuance;
5.
to approve, for purposes of Nasdaq Listing Rule 5635 and for all other purposes, the issuance of additional shares of the Company’s common stock upon a Make-Whole Fundamental Change and upon conversion of the convertible notes issuable under the Amended and Restated Note Purchase Agreement;
6.
to approve a potential future private offering;
7.
to approve amendments to the Company’s Amended and Restated Certificate of Incorporation to effect a reverse stock split of the Company’s common stock at a ratio ranging from any whole number between 1-for-10 and 1-for-25, as determined by the Board of Directors in its discretion, subject to the Board of Directors’ authority to abandon such amendments;
8.
to approve the adjournment of the Annual Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of Proposals Three, Four, Five, Six or Seven; and
9.
to consider and transact such other business as may properly come before the Annual Meeting.

On or about December 26, 2024, we will begin to mail to certain stockholders this Proxy Statement and our Annual Report on Form 10-K for the fiscal year ended June 30, 2024, as well as any amendments thereof (the “Annual Report”), and instructions on how to vote online. The Proxy Statement and Annual Report are available at www.edocumentview.com/FEAM.

Hesperia, California	By Order of the Board of Directors,

December 23, 2024	Paul Weibel Chief Executive Officer, Treasurer and Corporate Secretary

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be Held on January 21, 2025.

The Proxy Statement for the Annual Meeting and Annual Report for the fiscal year ended June 30, 2024 are available at www.edocumentview.com/FEAM.

Your vote is very important. You may vote at the virtual meeting or by proxy. Whether or not you plan to virtually attend the Annual Meeting, we encourage you to review the proxy materials and submit your proxy or voting instructions as soon as possible. You may vote your proxy by telephone or Internet (instructions are on your proxy card, and voter instruction form, as applicable) or by completing, signing, and mailing the enclosed proxy card in the enclosed envelope.

Holders of CDIs can direct the Depositary Nominee to vote the common stock underlying their CDIs at the Annual Meeting by completing the CDI Voting Instruction Form.

TABLE OF CONTENTS

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS	1
TABLE OF CONTENTS	3
FORWARD-LOOKING STATEMENTS	4
PROXY STATEMENT SUMMARY	5
PROXY STATEMENT	6
QUESTIONS AND ANSWERS	7
MATTERS TO BE CONSIDERED AT ANNUAL MEETING	17
PROPOSAL ONE (1) TO (4) – ELECTION OF DIRECTORS	17
CORPORATE GOVERNANCE	20
CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS	25
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	27
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE	30
EXECUTIVE COMPENSATION	31
SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS	36
PROPOSAL TWO – RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING JUNE 30, 2025	37
REPORT OF THE AUDIT COMMITTEE	39
PROPOSAL THREE (1) TO (5) – TO APPROVE, FOR PURPOSES OF ASX LISTING RULE 10.14 AND FOR ALL OTHER PURPOSES, PARTICIPATION BY THE DIRECTORS IN THE COMPANY’S 2022 EQUITY COMPENSATION PLAN	40
PROPOSAL FOUR – TO APPROVE AN AMENDMENT TO THE 5E ADVANCED MATERIALS, INC. 2022 EQUITY COMPENSATION PLAN TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK AUTHORIZED FOR ISSUANCE	43
PROPOSAL FIRE – TO APPROVE, FOR PURPOSES OF NASDAQ LISTING RULE 5635 AND FOR ALL OTHER PURPOSES, THE ISSUANCE OF ADDITIONAL SHARES OF THE COMPANY’S COMMON STOCK UPON A MAKE-WHOLE FUNDAMENTAL CHANGE AND UPON CONVERSION OF THE CONVERTIBLE NOTES ISSUABLE UNDER THE AMENDED AND RESTATED NOTE PURCHASE AGREEMENT	50
PROPOSAL SIX – TO APPROVE A POTENTIAL FUTURE PRIVATE OFFERING	52
PROPOSAL SEVEN – TO APPROVE OF AMENDMENTS TO OUR AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO EFFECT A REVERSE STOCK SPLIT	55
PROPOSAL EIGHT – TO APPROVE THE ADJOURNMENT OF THE ANNUAL MEETING, IF NECESSARY, TO SOLICIT ADDITIONAL PROXIES IF THERE ARE NOT SUFFICIENT VOTES IN FAVOR OF PROPOSALS THREE, FOUR, FIVE, SIX, SEVEN OR EIGHT	65
APPENDIX A – PROPOSED AMENDMENT TO THE 2022 EQUITY COMPENSATION PLAN	A-1
APPENDIX B – 5E ADVANCED MATERIALS, INC. 2022 EQUITY COMPENSATION PLAN	B-1
APPENDIX C – CERTIFICATE OF AMENDMENT OF AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF 5E ADVANCED MATERIALS, INC.	C-1

FORWARD-LOOKING STATEMENTS

This Proxy Statement contains various forward-looking statements that are not historical facts. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “intend,” “budget,” “target,” “aim,” “strategy,” “estimate,” “plan,” “guidance,” “outlook,” “may,” “should,” “could,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions, although not all forward-looking statements contain these identifying words. Forward-looking statements reflect the Company and management’s beliefs and expectations based on current estimates and projections. While the Company believes these expectations, and the estimates and projections on which they are based, are reasonable and were made in good faith, these statements are subject to numerous risks and uncertainties, any of which could cause the Company’s actual results, performance, or achievements, or industry results, to differ materially from any future results, performance, or achievements expressed or implied by such forward-looking statements. Forward-looking statements involve known and unknown risks and uncertainties, which include, but are not limited to, the risks described in the Company’s Annual Report on Form 10-K for the year ended June 30, 2024, under the heading “Risk Factors” and in other documents filed by the Company with the Securities and Exchange Commission (the “SEC”).

These forward-looking statements speak only as of the date hereof, and except as required by law, the Company undertakes no obligation to correct, update, or revise any forward-looking statement, whether as a result of new information, future events, or otherwise. You are advised, however, to consult any additional disclosures we make in our reports to the SEC. All subsequent written and oral forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by the cautionary statements contained in such disclosures and in our reports to the SEC.

2024 PROXY STATEMENT SUMMARY

This summary contains highlights about our upcoming 2024 Annual Meeting of Stockholders. This summary does not contain all of the information that you may wish to consider in advance of the meeting, and we encourage you to read the entire Proxy Statement before voting.

2024 Annual Meeting of Stockholders

Date and Time:	January 21, 2025, at 10:00 a.m. Pacific time (being 5:00 a.m. AEDT on January 22, 2025)

Location*:	Live webcast on the Internet at meetnow.global/M5KH9HR

Record Date:	December 17, 2024

* Our Annual Meeting will be conducted via live webcast. You may attend, ask questions relating to meeting matters, and vote during the Annual Meeting via the live webcast on the Internet at the link above (subject to time restrictions). You will not be able to attend the Annual Meeting in person. There will be no physical location for stockholders to attend.

Voting Matters and Board Recommendations

Proposal	Matter	Board Recommendation
1	(1) Election of Paul Weibel as a Director (2) Election of Graham van’t Hoff as a Director (3) Election of Barry Dick as a Director (4) Election of Bryn Jones as a Director	FOR each Nominee
2	Ratification of the Appointment of PricewaterhouseCoopers LLP as our Independent Registered Public Accounting Firm for the fiscal year ending June 30, 2025.	FOR
3

Approval, for the purposes of ASX Listing Rule 10.14 and for all other purposes, of the participation by each of (1) Paul Weibel; (2) Graham van’t Hoff; (3) Barry Dick; and (4) Bryn Jones in the Company’s 2022 Equity Compensation Plan.

FOR each person's participation
4	Approval of an amendment to the 5E Advanced Materials, Inc. 2022 Equity Compensation Plan to increase the number of shares of common stock authorized for issuance.	FOR
5

Approval, for purposes of Nasdaq Listing Rule 5635 and for all other purposes, of the issuance of additional shares of the Company’s common stock upon a Make-Whole Fundamental Change (as defined herein) and upon conversion of the convertible notes issuable under the Amended and Restated Note Purchase Agreement (as defined herein).

FOR
6	Approval of a potential future private offering.	FOR
7

Approval of amendments to the Company’s Amended and Restated Certificate of Incorporation to effect a reverse stock split of the Company’s common stock at a ratio ranging from any whole number between 1-for-10 and 1-for-25, as determined by the Board of Directors in its discretion, subject to the Board of Directors’ authority to abandon such amendments.

FOR
8	Approval of the adjournment of the Annual Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of Proposals Three, Four, Five, Six or Seven.	FOR

9329 Mariposa Road, Suite 210

Hesperia, CA 92344

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS

January 21, 2025

This Proxy Statement is being furnished to the stockholders of 5E Advanced Materials, Inc. (the “Company” or “5E Materials”) in connection with the solicitation of proxies for the Company’s 2024 Annual Meeting of Stockholders (the “Annual Meeting”) to be held on January 21, 2025, at 10:00 a.m. Pacific time (being 5:00 a.m. AEDT on January 22, 2025), or at any adjournment or postponement thereof, for the purposes set forth herein. The Annual Meeting will be held via live webcast on the Internet at meetnow.global/M5KH9HR. This solicitation is being made by the board of directors of the Company (the “Board of Directors” or the “Board”). You will be able to vote and submit questions online through the virtual-meeting platform during the Annual Meeting. Holders of CHESS Depositary Interests (“CDIs”) of the Company will be entitled to receive notice of, and to attend as guests (but not vote at) the Annual Meeting.

THE INFORMATION PROVIDED IN THE “QUESTIONS AND ANSWERS” FORMAT BELOW IS FOR YOUR CONVENIENCE AND INCLUDES ONLY A SUMMARY OF CERTAIN INFORMATION CONTAINED IN THIS PROXY STATEMENT. YOU SHOULD READ THIS ENTIRE PROXY STATEMENT CAREFULLY.

QUESTIONS AND ANSWERS

Why am I receiving these materials?

We are distributing our proxy materials because our Board is soliciting your proxy to vote at the Annual Meeting. This Proxy Statement summarizes the information you need to vote at the Annual Meeting. You do not need to attend the Annual Meeting to vote your shares.

How can I attend the Annual Meeting?

Stockholders of record at the close of business on December 17, 2024 (the “Record Date”) (or their duly appointed proxy holder) may attend, vote, and submit questions virtually during the Annual Meeting by logging in at meetnow.global/M5KH9HR. To log in, stockholders (or their authorized representatives) will need the control number provided on their proxy card. If you are not a stockholder or do not have a control number (including holders of CDIs), you may still access the meeting as a guest, but you will not be able to submit questions or vote at the meeting. The meeting will begin promptly at 10:00 a.m. Pacific time on January 21, 2025 (being 5:00 a.m. AEDT on January 22, 2025). We encourage you to access the meeting prior to the start time. Online access will open at 9:45 a.m. Pacific time (being 4:45 a.m. AEDT) and you should allow ample time to log in to the meeting webcast and test your computer audio system. We recommend that you carefully review the procedures needed to gain admission in advance. A recording of the meeting will be available at meetnow.global/M5KH9HR for 90 days after the meeting.

Holders of CDIs will be entitled to receive notice of, and to attend as guests (but not vote at) the Annual Meeting.

Can I ask questions at the virtual Annual Meeting?

Only registered stockholders as of the Record Date who have accessed our virtual Annual Meeting as a stockholder (rather than as a “guest”) will have an opportunity to submit questions live via the Internet during a designated portion of the meeting. We also encourage you to submit questions in advance of the meeting until 11:59 p.m. Eastern time the day before the Annual Meeting by going to meetnow.global/M5KH9HR and logging in with your control number. During the meeting, we will spend up to 15 minutes answering stockholder questions that comply with the meeting rules of procedure. The rules of procedure, including the number and types of questions that will not be accepted, will be posted on the Annual Meeting website. To ensure the orderly conduct of the Annual Meeting, we encourage you to submit questions in advance. If we receive substantially similar questions, we will group such questions together and provide a single response to avoid repetition. Stockholders must have available their control number provided on their proxy card to ask questions during the meeting.

What if I have technical difficulties or trouble accessing the virtual Annual Meeting?

We will have technicians ready to assist you with any technical difficulties you may have accessing the virtual meeting. If you encounter any difficulties accessing the virtual meeting during check-in or during the meeting, please call the technical support number that will be posted on the virtual stockholder meeting login page: meetnow.global/M5KH9HR.

What proposals will be voted on at the Annual Meeting?

Stockholders will vote on eight (8) proposals at the Annual Meeting:

1.
to elect the four directors named in this Proxy Statement, being each of:
(1)
Paul Weibel
(2)
Graham van’t Hoff;
(3)
Barry Dick; and
(4)
Bryn Jones

to serve until the 2025 annual meeting of stockholders (the “2025 Annual Meeting”) and until their respective successors are duly elected and qualified or until such director’s earlier death, resignation, disqualification or removal (“Proposal One”);

2.
to ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the 2025 fiscal year (“Proposal Two”);
3.
to approve, for the purposes of ASX Listing Rule 10.14 and for all other purposes, the participation by each of (1) Paul Weibel; (2) Graham van’t Hoff; (3) Barry Dick; and (4) Bryn Jones in the Company’s 2022 Equity Compensation Plan (“Proposal Three”);
4.
to approve an amendment to the 5E Advanced Materials, Inc. 2022 Equity Compensation Plan to increase the number of shares of common stock authorized for issuance (“Proposal Four”);
5.
to approve, for purposes of Nasdaq Listing Rule 5635 and for all other purposes, the issuance of additional shares of the Company’s common stock upon a Make-Whole Fundamental Change and upon conversion of the convertible notes issuable under the Amended and Restated Note Purchase Agreement (“Proposal Five”);
6.
to approve a potential future private offering (“Proposal Six”);
7.
to approve amendments to the Company’s Amended and Restated Certificate of Incorporation to effect a reverse stock split of the Company’s common stock at a ratio ranging from any whole number between 1-for-10 and 1-for-25, as determined by the Board of Directors in its discretion, subject to the Board of Directors’ authority to abandon such amendments (“Proposal Seven”); and
8.
to approve the adjournment of the Annual Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of Proposals Three, Four, Five, Six, or Seven (the “Proposal Eight”).

We will also consider other business, if any, that properly comes before the Annual Meeting.

What happens if other business not discussed in this Proxy Statement comes before the meeting?

The Company does not know of any business to be presented at the Annual Meeting other than the proposals discussed in this Proxy Statement. If other business properly comes before the meeting under our Amended and Restated Certificate of Incorporation (the “Charter”), Second Amended and Restated Bylaws (the “Bylaws”), and rules established by the SEC, the proxies will use their discretion in casting all the votes that they are entitled to cast.

How does the Board recommend that stockholders vote on the proposals?

Our Board recommends that stockholders vote:

•
“FOR” the election of each director nominee named in this Proxy Statement.
•
“FOR” the ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending June 30, 2025.
•
“FOR” the approval, for the purposes of ASX Listing Rule 10.14 and for all other purposes, the participation by each of (1) Paul Weibel; (2) Graham van’t Hoff; (3) Barry Dick; and (4) Bryn Jones in the Company’s 2022 Equity Compensation Plan.
•
“FOR” the approval of an amendment to the 5E Advanced Materials, Inc. 2022 Equity Compensation Plan to increase the number of shares of common stock authorized for issuance.
•
“FOR” the approval, for purposes of Nasdaq Listing Rule 5635 and for all other purposes, of the issuance of additional shares of the Company’s common stock upon a Make-Whole Fundamental Change and upon conversion of the convertible notes issuable under the Amended and Restated Note Purchase Agreement.
•
“FOR” the approval of a potential future private offering.
•
“FOR” the approval of amendments to the Company’s Amended and Restated Certificate of Incorporation to effect a reverse stock split of the Company’s common stock at a ratio ranging from any whole number between 1-for-10 and 1-for-25, as determined by the Board of Directors in its discretion, subject to the Board of Directors’ authority to abandon such amendments.
•
“FOR” the approval of the adjournment of the Annual Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of Proposals Three, Four, Five, Six or Seven.

Who is entitled to vote?

As of the Record Date, 68,890,725 shares of common stock, par value $0.01 per share, were outstanding. Only holders of record of our common stock as of the Record Date will be entitled to notice of, and to vote at, the Annual Meeting or any adjournment or postponement thereof. Each stockholder is entitled to one vote for each share of our common stock held by such stockholder on the Record Date. No cumulative voting rights are authorized. Each CDI holder is entitled to direct CHESS Depositary Nominees Pty Ltd, as depositary nominee (the “Depositary Nominee”) to vote one vote for every 10 CDIs held by such holder on the Record Date.

What does it mean to be a holder of CDIs?

CDIs are issued by the Company through the Depositary Nominee and traded on the Australian Securities Exchange. If you own CDIs, then you are the beneficial owner of one share of common stock for every 10 CDIs that you own. The Depositary Nominee, or its custodian, is considered the stockholder of record for the purposes of voting at the Annual Meeting. As the beneficial owner, you have the right to direct the Depositary Nominee, or its custodian, as to how to vote the shares of common stock underlying your CDIs. As a beneficial owner, you are invited to attend the Annual Meeting. However, because you are not a stockholder, if you personally want to vote the shares of common stock underlying your CDIs at the Annual Meeting, you must inform the Depositary Nominee via the CDI Voting Instruction Form that you wish to nominate yourself (or another person) to be appointed as the Depositary Nominee’s proxy for the purposes of virtually attending and voting at the Annual Meeting.

Under the rules governing CDIs, the Depositary Nominee is not permitted to vote on your behalf on any matter to be considered at the Annual Meeting unless you specifically instruct the Depositary Nominee how to vote. We encourage you to communicate your voting instructions to the Depositary Nominee in advance of the Annual Meeting to ensure that your vote will be counted by completing the CDI Voting Instruction Form and returning it in accordance with the instructions specified on that form.

How do I vote in advance of the Annual Meeting?

If you are a holder of record of shares of common stock of the Company, you may direct your vote without attending the Annual Meeting by following the instructions on the proxy card to vote by Internet or by telephone, or by signing, dating, and mailing a proxy card.

If you hold your shares in street name via a broker, bank, or other nominee, you may direct your vote without attending the Annual Meeting by signing, dating, and mailing your voting instruction card. Internet or telephonic voting may also be available. Please see your voting instruction card provided by your broker, bank, or other nominee for further details.

How do I vote during the Annual Meeting?

Shares held directly in your name as the stockholder of record may be voted if you are attending the Annual Meeting by entering the 15-digit control number found on your proxy card when you log in to the meeting at meetnow.global/M5KH9HR.

Shares held in street name through a brokerage account or by a broker, bank, or other nominee may only be voted at the Annual Meeting by submitting voting instructions to your bank, broker or other nominee or by presenting a legal proxy, issued in your name from the record holder (your bank, broker or other nominee).

Even if you plan to attend the Annual Meeting, we recommend that you vote in advance, as described above under “How do I vote in advance of the Annual Meeting?” so that your vote will be counted if you are unable to attend the Annual Meeting.

How do I vote if I hold CDIs?

Each CDI holder is entitled to direct the Depositary Nominee to vote one vote for every 10 CDIs held by such holder on the Record Date. Persons holding CDIs are entitled to receive notice of and to attend the Annual Meeting as guests. Holders of CDIs may direct the Depositary Nominee to vote their underlying shares of common stock at the Annual Meeting by completing and returning the CDI Voting Instruction Form to Computershare Australia, the agent the Company has designated for the collection and processing of voting instructions from the Company’s CDI holders. Votes must be received by Computershare Australia by no later than 5:00 p.m. Pacific time on Monday, January 13, 2025 (being 12:00 p.m. AEDT on Tuesday, January 14, 2025) in accordance with the instructions on the CDI Voting Instruction Form.

Alternatively, CDI holders can inform the Depositary Nominee via the CDI Voting Instruction Form that they wish to nominate themselves (or another person) to be appointed as the Depositary Nominee’s proxy for the purposes of virtually attending and voting at the Annual Meeting.

Can I change my vote or revoke my proxy or CDI Voting Instruction Form?

You may change your vote or revoke your proxy at any time before it is voted at the Annual Meeting. If you are a stockholder of record, you may change your vote or revoke your proxy by:

•
delivering to the attention of the Secretary at the address on the first page of this Proxy Statement a written notice of revocation of your proxy;
•
delivering to us an authorized proxy bearing a later date (including a proxy over the Internet or by telephone); or
•
attending the Annual Meeting and voting electronically, as indicated above under “How do I vote during the Annual Meeting?”, but note that attendance at the Annual Meeting will not, by itself, revoke a proxy.

If your shares are held in the name of a bank, broker, or other nominee, you may change your vote by submitting new voting instructions to your bank, broker, or other nominee. Please note that if your shares are held of record by a bank, broker, or other nominee and you decide to attend and vote at the Annual Meeting, your vote at the Annual Meeting will not be effective unless you present a legal proxy, issued in your name from the record holder (your bank, broker, or other nominee).

If you are a holder of CDIs and you direct the Depositary Nominee to vote by completing the CDI Voting Instruction Form, you may revoke those instructions by delivering to Computershare Australia a written notice of revocation bearing a later date than the CDI Voting Instruction Form previously sent, which notice must be received by no later than 5:00 p.m. Pacific time on Monday, January 13, 2025 (being 12:00 p.m. AEDT on Tuesday, January 14, 2025).

What is a broker non-vote?

Brokers, banks, or other nominees holding shares on behalf of a beneficial owner (other than the Depositary Nominee) may vote those shares in their discretion on certain “routine” matters even if they do not receive timely voting instructions from the beneficial owner. With respect to “non-routine” matters, the broker, bank, or other nominee is not permitted to vote shares for a beneficial owner without timely received voting instructions. The only routine matters to be presented at the Annual Meeting are Proposal Two and Proposal Seven. Each of the other Proposals are non-routine matters.

A broker non-vote occurs when a broker, bank, or other nominee does not vote on a nonroutine matter because the beneficial owner of such shares has not provided voting instructions with regard to such matter. A broker, bank, or other nominee may exercise its discretionary voting authority on Proposal Two or Proposal Seven because Proposal Two and Proposal Seven are routine matters, and as such, there will be no broker non-votes on Proposal Two or Proposal Seven. Broker non-votes may occur as to the other Proposals or any other nonroutine matters that are properly presented at the Annual Meeting. The effect of broker non-votes on each of the other Proposals is described below.

What constitutes a quorum?

The presence at the Annual Meeting, either in person or by proxy, of holders of one-third in voting power of the shares of the Company entitled to vote at the Annual Meeting shall constitute a quorum for the transaction of business. Abstentions and broker non-votes will be counted as present for the purpose of determining whether there is a quorum at the Annual Meeting. Your shares are counted as being present if you participate virtually at the Annual Meeting and cast your vote online during the meeting prior to the closing of the polls by visiting meetnow.global/M5KH9HR, or if you vote by proxy via the Internet, by telephone, or by returning a properly executed and dated proxy card or voting instruction form by mail.

What vote is required to approve each matter to be considered at the Annual Meeting?

Proposal	Matter	Vote Required	Broker Discretionary Voting Allowed	Effect of Broker Non-votes	Effect of Abstentions
1	Election of each of the four director nominees named in this Proxy Statement (1) Paul Weibel; (2) Graham van’t Hoff; (3) Barry Dick; and (4) Bryn Jones (each as a separate resolution).	Majority of Votes Cast	No	No Effect	No Effect
2	Ratification of the appointment of PricewaterhouseCoopers LLP as Our Independent Registered Public Accounting Firm for the fiscal year ending June 30, 2025.	Affirmative Vote of the Majority of Shares Present in Person or Represented by Proxy at the Meeting and Entitled to Vote on the Matter	Yes*	N/A	Same as Vote Against
3

Approval, for the purposes of ASX Listing Rule 10.14 and for all other purposes, of the participation by each of (1) Paul Weibel; (2) Graham van’t Hoff; (3) Barry Dick; and (4) Bryn Jones in the Company’s 2022 Equity Compensation Plan (each as a separate resolution).

		Affirmative Vote of the Majority of Shares Present in Person or Represented by Proxy at the Meeting and Entitled to Vote on the Matter	No	No Effect	Same as Vote Against
4	Approval of an amendment to the 5E Advanced Materials, Inc. 2022 Equity Compensation Plan to increase the number of shares of common stock authorized for issuance.	Affirmative Vote of the Majority of Shares Present in Person or Represented by Proxy at the Meeting and Entitled to Vote on the Matter	No	No Effect	Same as Vote Against
5

Approval, for purposes of Nasdaq Listing Rule 5635 and for all other purposes, of the issuance of additional shares of our common stock upon a Make-Whole Fundamental Change and upon conversion of the New Notes issuable under the Amended and Restated Note Purchase Agreement.

		Affirmative Vote of the Majority of Shares Present in Person or Represented by Proxy at the Meeting and Entitled to Vote on the Matter	No	No Effect	Same as Vote Against
6	Approval of a potential future private offering.	Affirmative Vote of the Majority of Shares Present in Person or Represented by Proxy at the Meeting and Entitled to Vote on the Matter	No	No Effect	Same as Vote Against
7

Approval of amendments to the Company’s Amended and Restated Certificate of Incorporation to effect a reverse stock split of the Company’s common stock at a ratio ranging from any whole number between 1-for-10 and 1-for-25, as determined by the Board of Directors in its discretion, subject to the Board of Directors’ authority to abandon such amendments.

		Majority of Votes Cast	Yes*	N/A	No Effect
8	Approval of the adjournment of the Annual Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of Proposals Three, Four, Five, Six or Seven.	Affirmative Vote of the Majority of Shares Present in Person or Represented by Proxy at the Meeting and Entitled to Vote on the Matter	No	No Effect	Same as Vote Against

* We understand that certain brokerage firms have elected not to vote even on “routine” matters without your voting instructions. If your bank, broker or other nominee has made this decision, and you do not provide voting instructions, your shares will not be voted at the Annual Meeting. A broker non-vote would have the effect on each proposal as noted in the chart above.

Proposal One: Election of Four Director Nominees Named in This Proxy Statement.

Our Bylaws provide that the election of directors shall be determined by a majority of the votes cast at the meeting by the holders of stock entitled to vote thereon. Abstentions and broker non-votes will have no effect on Proposal One.

Under our Bylaws, a majority of the votes cast means that the number of shares voted “for” a nominee must exceed the votes cast “against” such nominee. The Nominating and Corporate Governance Committee has established procedures under which a director standing for reelection in an uncontested election must tender a resignation conditioned on the incumbent director’s failure to receive a majority of the votes cast. If an incumbent director who is standing for re-election does not receive a majority of the votes cast, the Nominating and Corporate Governance Committee shall make a recommendation to the Board of Directors on whether to accept or reject the resignation, or whether other action should be taken. The Board of Directors shall act on the committee’s recommendation and publicly disclose its decision and the rationale behind it within 90 days from the date of the certification of the election results.

Proposal Two: Ratification of the Appointment of PricewaterhouseCoopers LLP as Our Independent Registered Public Accounting Firm for the Fiscal Year Ending June 30, 2025.

The proposal to ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the 2025 fiscal year requires approval by the affirmative vote of the majority of shares present in person or represented by proxy at the meeting and entitled to vote on the matter. An abstention on Proposal Two will have the same effect as a vote against. Brokers will have discretionary authority to vote on this proposal. Accordingly, we do not expect any broker non-votes on Proposal Two.

Proposal Three: Approval, for the purposes of ASX Listing Rule 10.14 and for all other purposes, of the participation by each of (1) Paul Weibel; (2) Graham van’t Hoff; (3) Barry Dick; and (4) Bryn Jones in the Company’s 2022 Equity Compensation Plan.

This proposal shall be determined by the affirmative vote of the majority of shares present in person or represented by proxy at the meeting and entitled to vote on the matter. Abstentions will have the same effect as a vote against Proposal Three, and broker non-votes will have no effect on Proposal Three. A voting exclusion applies in respect of the proposal as noted below.

Proposal Four: Approval of an amendment to the 5E Advanced Materials, Inc. 2022 Equity Compensation Plan to increase the number of shares of common stock authorized for issuance.

This proposal shall be determined by the affirmative vote of the majority of shares present in person or represented by proxy at the meeting and entitled to vote on the matter. Abstentions will have the same effect as a vote against Proposal Four, and broker non-votes will have no effect on Proposal Four.

Proposal Five: Approval, for purposes of Nasdaq Listing Rule 5635 and for all other purposes, of the issuance of additional shares of our common stock upon a Make-Whole Fundamental Change and upon conversion of the New Notes issuable under the Amended and Restated Note Purchase Agreement.

This proposal shall be determined by the affirmative vote of the majority of shares present in person or represented by proxy at the meeting and entitled to vote on the matter. Abstentions will have the same effect as a vote against Proposal Five, and broker non-votes will have no effect on Proposal Five.

Proposal Six: Approval of a potential future private offering.

This proposal shall be determined by the affirmative vote of the majority of shares present in person or represented by proxy at the meeting and entitled to vote on the matter. Abstentions will have the same effect as a vote against Proposal Six, and broker non-votes will have no effect on Proposal Six.

Proposal Seven: Approval of amendments to the Company’s Amended and Restated Certificate of Incorporation to effect a reverse stock split of the Company’s common stock at a ratio ranging from any whole number between 1-for-10 and 1-for-25, as determined by the Board of Directors in its discretion, subject to the Board of Directors’ authority to abandon such amendments.

The proposal shall be determined by a majority of the votes cast at the meeting. An abstention on Proposal Seven will have the same effect as a vote against. Brokers will have discretionary authority to vote on this proposal. Accordingly, we do not expect any broker non-votes on Proposal Seven.

Proposal Eight: Approval of the adjournment of the Annual Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of Proposal Three, Four, Five, Six or Seven.

This proposal shall be determined by the affirmative vote of the majority of shares present in person or represented by proxy at the meeting and entitled to vote on the matter. Abstentions will have the same effect as a vote against Proposal Eight, and broker non-votes will have no effect on Proposal Eight.

Voting exclusion statement

The Company will disregard any votes cast in favor of:

•
Proposal Three by or on behalf of each of the directors, any of their associates, or any other person referred to in ASX Listing Rule 10.14.1, 10.14.2 or 10.14.3, who are eligible to participate in the Company’s 2022 Equity Compensation Plan.

However, the Company need not disregard a vote cast in favor of the above Proposal Three by:

•
a person as proxy or attorney for a person who is entitled to vote on Proposal Three, in accordance with directions given to the proxy or attorney to vote on Proposal Three in that way;
•
the chair of the Annual Meeting as proxy or attorney for a person who is entitled to vote on Proposal Three, in accordance with a direction given to the chair to vote on Proposal Three as the chair decides; or
•
a holder acting solely in a nominee, trustee or custodial or other fiduciary capacity on behalf of a beneficiary provided the following conditions are met:
•
the beneficiary provides written confirmation to the holder that the beneficiary is not excluded from voting, and is not an associate of a person excluded from voting, on Proposal Three; and
•
the holder votes on Proposal Three in accordance with directions given by the beneficiary to the holder to vote in that way.

What is the deadline for submitting a proxy or CDI Voting Instruction Form?

To ensure that proxies are received in time to be counted prior to the Annual Meeting, proxies submitted by Internet or by telephone should be received by 11:59 p.m. Eastern time on Monday, January 20, 2025, and proxies submitted by mail should be received by the close of business on Wednesday, January 15, 2025.

CDI Voting Instruction Forms must be received by Computershare Australia by no later than 5:00 p.m. Pacific time on Monday, January 13, 2025 (being 12:00 p.m. AEDT on Tuesday, January 14, 2025) in accordance with the instructions on the CDI Voting Instruction Form.

What does it mean if I receive more than one proxy card or CDI Voting Instruction Form?

If you hold your shares or CDIs in more than one account, you will receive one proxy card or CDI Voting Instruction Form for each account (as applicable). To ensure that all of your shares or CDIs are voted, please complete, sign, date, and return one proxy card or CDI Voting Instruction Form for each account or use the proxy card for each account to vote by Internet or by telephone.

How will my shares be voted if I return a blank proxy card or a blank CDI Voting Instruction Form?

If you are a holder of record of our common stock and you sign and return a proxy card or CDI Voting Instruction Form or otherwise submit a proxy without giving specific voting instructions, your shares will be voted:

•
“FOR” the election of each of the director nominees named in this Proxy Statement;
•
“FOR” the ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending June 30, 2025;
•
“FOR” the approval, for the purposes of ASX Listing Rule 10.14 and for all other purposes, of the participation by each of (1) Paul Weibel; (2) Graham van’t Hoff; (3) Barry Dick; and (4) Bryn Jones in the Company’s 2022 Equity Compensation Plan;
•
“FOR” the approval of an amendment to the 5E Advanced Materials, Inc. 2022 Equity Compensation Plan to increase the number of shares of common stock authorized for issuance;

•
“FOR” the approval, for purposes of Nasdaq Listing Rule 5635 and for all other purposes, of the issuance of additional shares of the Company’s common stock upon a Make-Whole Fundamental Change and upon conversion of the convertible notes issuable under the Amended and Restated Note Purchase Agreement;
•
“FOR” the approval a potential future private offering;
•
“FOR” the approval of amendments to the Company’s Amended and Restated Certificate of Incorporation to effect a reverse stock split of the Company’s common stock at a ratio ranging from any whole number between 1-for-10 and 1-for-25, as determined by the Board of Directors in its discretion, subject to the Board of Directors’ authority to abandon such amendments; and
•
“FOR” the approval of the adjournment of the Annual Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of Proposals Three, Four, Five, Six or Seven.

If you hold your shares in street name via a broker, bank, or other nominee and do not provide the broker, bank, or other nominee with voting instructions (including by signing and returning a blank voting instruction card), your shares:

•
will be counted as present for purposes of establishing a quorum;
•
will be voted in accordance with the broker’s, bank’s, or other nominee’s discretion on “routine” matters, which is the proposal to ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending June 30, 2025 (Proposal Two) and the proposal to approve amendments to the Company’s Amended and Restated Certificate of Incorporation to effect a reverse stock split of the Company’s common stock at a ratio ranging from any whole number between 1-for-10 and 1-for-25, as determined by the Board of Directors in its discretion, subject to the Board of Directors’ authority to abandon such amendments (Proposal Seven); and
•
will not be counted in connection with the other Proposals or any other non-routine matters that are properly presented at the Annual Meeting. For each of these proposals, your shares will be treated as “broker non-votes.”

Our Board knows of no matter to be presented at the Annual Meeting other than Proposals identified in this Proxy Statement. If any other matters properly come before the Annual Meeting upon which a vote properly may be taken, shares represented by all proxies received by us will be voted with respect thereto as permitted and in accordance with the judgment of the proxy holders.

Who is making this solicitation and who will pay the expenses?

This proxy solicitation is being made on behalf of our Board. The Company will pay the cost of soliciting proxies for the Annual Meeting. In addition to solicitation by mail, our employees may solicit proxies personally or by telephone or facsimile, but they will not receive additional compensation for these services. Arrangements may be made with brokerage houses, custodians, nominees, and fiduciaries to send proxy materials to their principals, and we may reimburse them for their expenses.

A list of stockholders entitled to vote at the Annual Meeting will be available for inspection by stockholders for any purpose germane to the meeting for 10 business days prior to the Annual Meeting, at 5E Advanced Materials, Inc., 9329 Mariposa Road, Suite 210, Hesperia, CA 92344 between the hours of 9:00 a.m. and 5:00 p.m. Pacific time. The stockholder list will also be available to stockholders of record for examination during the Annual Meeting at meetnow.global/M5KH9HR. You will need the control number included on your proxy card, or voting instruction form, or otherwise provided by your bank, broker, or other nominee.

What is “householding” and how does it affect me?

We have adopted a procedure approved by the Securities and Exchange Commission (the “SEC”) called “householding.” Under this procedure, we send only one set of proxy materials to eligible stockholders who share a single address, unless we have received instructions to the contrary from any stockholder at that address. This practice is designed to eliminate duplicate mailings, conserve natural resources, and reduce our printing and mailing costs. Stockholders who participate in householding will continue to receive separate proxy cards.

If your shares are held Beneficially and you share an address with another stockholder and receive only one set of proxy materials but would like to request a separate copy of these materials, please contact Broadridge Financial Solutions, Inc., by calling (866) 540-7095 or writing to Broadridge Householding Department, 51 Mercedes Way, Edgewood, New York 11717, and an additional copy of proxy materials will be promptly delivered to you. Similarly, if you receive multiple copies of the proxy materials and would prefer to receive a single copy in the future, you may also contact Broadridge at the above telephone number or address. If you own shares through a bank, broker, or other nominee, you should contact the nominee concerning householding procedures.

Where can I find the 2024 Annual Report?

Our 2024 Annual Report, including our Annual Report on Form 10-K for the fiscal year ended June 30, 2024, is being mailed with this Proxy Statement to those stockholders that receive this Proxy Statement in the mail.

Our Annual Report on Form 10-K for the fiscal year ended June 30, 2024 has also been filed with the SEC. It is available free of charge at the SEC’s website at www.sec.gov. Upon written request by a stockholder, we will mail without charge a copy of our Annual Report on Form 10-K, including the financial statements and financial statement schedules, but excluding exhibits. Exhibits to the Annual Report on Form 10-K are available upon payment of a reasonable fee, which is limited to our expenses in furnishing the requested exhibit. All requests should be directed to the Corporate Secretary at 9329 Mariposa Road, Suite 210, Hesperia, California 92344.

How can I find out the results of the voting at the Annual Meeting?

We will announce preliminary voting results at the Annual Meeting. We will also disclose voting results on a Current Report on Form 8-K that we will file with the SEC within four business days after the Annual Meeting.

When are stockholder proposals due for the 2025 Annual Meeting of the stockholders?

Rule 14a-8 Shareholder Proposals. Stockholders who intend to have a proposal considered for inclusion in our proxy materials for presentation at our 2025 Annual Meeting of Stockholders pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act") must submit the proposal to our executive offices at 9329 Mariposa Road, Suite 210, Hesperia, California 92344 in writing not later than August 28, 2025.

Proxy Access. Under our Bylaws, if you wish to nominate a director through proxy access, you must give timely written notice to our Secretary at the principal executive offices of the Company. To be timely, notice must be delivered to the Secretary not later than 120 days nor more than 150 days prior to the first anniversary of the date that our definitive proxy statement was first sent to stockholders in connection with the preceding year’s annual meeting of stockholders. For the 2025 Annual Meeting of Stockholders, written notice must be received by the Secretary between the close of business on August 24, 2025, and the close of business on September 23, 2025. In the event that the 2025 Annual Meeting of Stockholders is advanced by more than 30 days or delayed by more than 60 days from the anniversary of the preceding year’s annual meeting, or if no annual meeting was held in the preceding year, notice must be delivered to the Secretary not earlier than the close of business on the 150th day prior to such annual meeting and not later than the close of business on the later of (i) the 120th day prior to such annual meeting or (ii) the 10th day following the day on which public disclosure of the date of such annual meeting is first made by us. Such notices must comply with the procedural and content requirements of our Bylaws, a copy of which is available upon request to our Secretary.

Proposals or Director Nominees (other than through Proxy Access). Stockholders intending to present a proposal of business at the 2025 Annual Meeting of Stockholders, but not to include the proposal in our proxy statement, or to nominate a person for election as a director, must comply with the requirements set forth in our Bylaws. Our Bylaws require, among other things, that the stockholder of record deliver their intent to present such proposal or nomination to the Secretary at the principal executive offices of the Company (A) not later than the close of business on the 90th day, nor earlier than the close of business on the 120th day, in advance of the anniversary of the previous year’s annual meeting, if such meeting is to be held on a day which is not more than 30 days in advance of the anniversary of the previous year’s annual meeting or not later than 60 days after the anniversary of the previous year’s annual meeting, and (B) with respect to any other annual meeting of stockholders, including in the event that no annual meeting was held in the previous year, not earlier than the close of business on the 120th day prior to the annual meeting and not later than the close of business on the later of the 90th day prior to the annual meeting and the close of business on the 10th day following the first date of public disclosure of the date of such meeting. For the 2025 Annual Meeting of Stockholders, the Secretary must receive notice of such a proposal or nomination no earlier than the close of business on September 23, 2025 and no later than the close of business on October 23, 2025. The notice must contain the information required by our Bylaws, a copy of which is available upon request to our Secretary.

SEC rules permit management to vote proxies in its discretion in certain cases if the stockholder does not comply with the above deadlines and, in certain other cases notwithstanding the stockholder’s compliance with these deadlines.

In addition to satisfying the foregoing requirements under our Bylaws, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the additional information required by Rule 14a-19(b) of the Exchange Act.

We reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these or other applicable requirements.

In connection with our solicitation of proxies for our 2025 Annual Meeting, we intend to file a proxy statement and WHITE proxy card with the SEC. Stockholders may obtain our proxy statement (and any amendments and supplements thereto) and other documents as and when filed with the SEC without charge from the SEC’s website at: www.sec.gov.

Who can I contact for further information?

You may request additional copies, without charge, of this Proxy Statement and other proxy materials or ask questions about the Annual Meeting, the proposals, or the procedures for voting your shares by writing to our Corporate Secretary at 9329 Mariposa Road, Suite 210, Hesperia, California 92344.

Note on Presentation

The information set forth in the Proposals below does not reflect the potential approval of the Reverse Stock Split Proposal (Proposal Seven) or the potential consummation of the Reverse Stock Split (as defined herein). In the event the Reverse Stock Split becomes effective, all common stock, per share amounts, shares outstanding or reserved for issuance under outstanding options, warrants and other derivative securities included in this Proxy Statement (but not the number of authorized shares of common stock) will be proportionately adjusted to reflect the Reverse Stock Split. See Proposal Seven “Approval of amendments to our Amended and Restated Certificate of Incorporation to effect a reverse stock split” for more information.

MATTERS TO BE CONSIDERED AT THE ANNUAL MEETING

PROPOSAL ONE (1) TO (4)

ELECTION OF DIRECTORS

General

At the Annual Meeting, our stockholders will vote on four directors for a one-year term and until the election and qualification of their respective successors in office, or until such director’s earlier death, resignation, disqualification or removal. ASX Listing Rule 14.5 requires that an entity which has directors must hold an election of directors at each annual meeting. Further, in accordance with ASX Listing Rule 14.4, a director must not hold office (without re-election) past the third annual meeting following their appointment of three years, whichever is longer.

The directors named herein have agreed to serve, if elected, until the next annual meeting of stockholders and until their successors have been duly elected and qualified or until their earlier death, resignation, disqualification or removal. There are no family relationships between or among any of our executive officers, nominees, or continuing directors. Mr. Bryn Jones, one of our director nominees, was initially recommended to serve as a member of our Board by security holders. Each of the director nominees was evaluated in accordance with our standard review process for director candidates in connection with their nomination for election at the Annual Meeting.

The election of each nominee will be voted on separately.

On December 1, 2024, Mr. H. Keith Jennings notified the Board of his intention to resign as a member of the Board, effective as of December 31, 2024. On December 5, 2024, Mr. David Jay Salisbury notified the Board of his intention to resign as a member of the Board, effective as of December 31, 2024. In accordance with the Company’s Bylaws, the Board intends to reduce its size from six members to four members effective as of December 31, 2024, and, as a result, did not re-nominate Mr. Sen Ming (Jimmy) Lim to serve for a new term. Mr. Lim will continue to serve on our Board until his current term expires at the conclusion of the Annual Meeting. The Board and management thank Mr. Salisbury, Mr. Jennings and Mr. Lim for their service. The Board has nominated Mr. Paul Weibel, the Company’s Chief Executive Officer, for election as a director at the Annual Meeting. Mr. Weibel is not currently a member of our Board.

Director Nominees

The following table sets forth information with respect to our director nominees for election at the Annual Meeting:

Name		Independent under Nasdaq Rules	Age
(1)	Paul Weibel	No	40
(2)	Graham van’t Hoff	Yes	63
(3)	Barry Dick	Yes	61
(4)	Bryn Jones	Yes	47

Director Nominee Skills Matrix

	(1) Paul Weibel	(2) Graham van’t Hoff	(3) Barry Dick	(4) Bryn Jones	Total
Executive Leadership	✓	✓	✓	✓	4
Mining/Rare Earth Minerals/Specialty Chemicals Industry Experience	✓	✓	✓	✓	4
Business Operations	✓	✓			2
Strategic Development/Planning		✓	✓	✓	3
Corporate Governance		✓	✓		2
Financial Expert	✓				1
Business to Business Sales and Marketing		✓		✓	2
Capital Markets	✓		✓		2
ESG Leadership		✓		✓	2
M&A Experience		✓	✓	✓	3
International Experience		✓	✓	✓	3

Board Diversity Matrix (as of December 23, 2024)

Total Number of Directors: 6

Part I: Gender Identity	Female	Male	Nonbinary	Did Not Disclose Gender Identity
Directors	-	6	-	-
Part II: Demographic Background	-	-	-	-
African American or Black	-	1	-	-
Alaskan Native or Native American	-	-	-	-
Asian	-	1	-	-
Hispanic or Latinx	-	-	-	-
Native Hawaiian or Pacific Islander	-	-	-	-
White	-	4	-	-
Two or More Races or Ethnicities	-	-	-	-
LGBTQ+	-	-	-	-
Did Not Disclose Demographic Background	-	-	-	-

More detailed biographical descriptions of the nominees are set forth in the text below. These descriptions include the experience, qualifications, qualities, and skills that led to the conclusion that each director should serve as a member of our Board at this time.

(1) Paul Weibel was appointed Chief Executive Officer in June 2024, is an active Certified Public Accountant, and was appointed Corporate Secretary in June 2023. Mr. Weibel was appointed as the Manager of 5E Boron Americas, LLC in July 2022 when Fort Cady (California) Corporation converted to a Delaware LLC. Previously, Mr. Weibel was appointed Chief Financial Officer and Treasurer of 5E Advanced Materials, Inc. in November 2021, Chief Financial Officer of Fort Cady (California) Corporation in May 2021 where he oversaw the accounting and financial reporting departments, and director of Fort Cady (California) Corporation in April 2022. Mr. Weibel served as Corporate Secretary of Fort Cady (California) Corporation from August 2021 to April 2022 and Treasurer from April 2022 to June 2022. Previously, Mr. Weibel was the Financial Controller of Genlith, Inc. from January 2017 to May 2021 and Finance Director of the Schooner Investment Group LLC from July 2014 to December 2017. Mr. Weibel holds a Bachelor of Science in Finance and Accounting from Lehigh University College of Business. We believe Mr. Weibel’s broad experience in mining and minerals industry, financial accounting, administration, reporting, budgeting, forecasting, internal controls and risk management and his prior executive roles qualifies him to serve on our Board of Directors.

(2) Graham van’t Hoff was appointed as Director in October 2022. Mr. van’t Hoff is a global business executive with a 35-year career focused on business restructuring and growth with a track record of scaling business and driving growth through business disruption, restructures, technology integration and tight project management disciplines. Most recently, Mr. van’t Hoff finished his 35 year career with Royal Dutch Shell PLC (NYSE: SHEL) as the Executive Vice President of Global Chemicals where he was responsible for the company’s $25 billion global chemicals business over a seven year period of record profitability. Prior to this role, he held the positions of Chairman, Shell UK, Executive Vice President, Alternative Energies and CO2 and Vice President, Base Chemicals. Mr. van’t Hoff currently serves on the board of directors for MAC Copper Limited (NYSE: MTAL), Verde Clean Fuels, Inc. (Nasdaq: VGAS) and Aleanna Inc. Mr. van’t Hoff holds a Bachelor of Arts and Master of Arts in Chemistry from Oxford University, UK and a Master of Business Management with distinction from Alliance Manchester Business School, UK. We believe Mr. van’t Hoff’s experience at various energy and specialty chemicals companies, along with his sales and marketing experience qualifies him to serve on our Board of Directors.

(3) Barry Dick was appointed as a Director in May 2024. Mr. Dick has over 25 years of marketing and investment banking experience in Asia and has built leading sales and origination organizations at Merrill Lynch, StormHarbour, and Opvs Group. He has served as Co-Founder, Partner, and Director of Gold Quay Capital PTE. Ltd. since June 2013 and is responsible for sourcing private transactions and marketing investment opportunities to long term investor relationships that have been developed over the last 20 years in southeast Asia. Prior to that, he served as Principal and Managing Director at StormHarbour Securities (Singapore) Pte. Ltd. from August 2013 to May 2015, where he was focused on sourcing and distributing private transactions throughout southeast Asia. Previously, Mr. Dick was Managing Director, Head of Fixed Income Sales at Merrill Lynch (Asia Pacific) Limited, where he was responsible for building Merrill Lynch’s Asian FICC sales organization. Following his career at Merrill Lynch, Mr. Dick co-founded Opvs Group, a hybrid hedge fund and boutique investment bank where he built a fund raising organization and was responsible for sourcing private transactions for both the firm and third parties. Mr. Dick holds a Bachelor of Science in Business Administration from Northeastern University and a Master’s in Business Administration from Duke University. We believe Mr. Dick’s broad experience with capital markets, international business experience and the mining sectors qualifies him to serve on our Board of Directors.

(4) Bryn Jones was appointed as a Director in July 2024. Mr. Jones is an Industrial Chemist with over 20 years of extensive development and operational experience in the minerals industry across various commodities, including in-situ mining of uranium. Mr. Jones currently is the Managing Director for entX Limited, a technology incubator that generates ideas, builds development partnerships, and commercializes breakthrough clean energy and nuclear medicine technologies, a position he has held since August 2023. Mr. Jones is also a non-executive director of Australian Rare Earths (ASX: AR3), Technical Director of Boss Energy Ltd (ASX: BOE), and a non-executive director of DevEx Resources Ltd (ASX: DEV). Prior to assuming the above directorships, Mr. Jones served as the Chief Operating Officer of Laramide Resources Ltd (ASX: LAM). We believe Mr. Jones’ experience in the chemicals and mining industries, including rear earth minerals, as well as prior executive roles and leadership experience qualifies him to serve on our Board of Directors.

Our directors bring a range of skills and experience in relevant areas, including finance, exploration and production, environment, international business and leadership, as well as specialty chemicals. We believe this cross-section of capabilities enables our Board of Directors to help guide our objectives and leading corporate governance practices.

Recommendation of Our Board of Directors

OUR BOARD OF DIRECTORS RECOMMENDS THAT OUR STOCKHOLDERS VOTE “FOR” THE ELECTION OF EACH NOMINEE NAMED ABOVE.

CORPORATE GOVERNANCE

Our Board believes sound corporate governance processes and practices, as well as high ethical standards, are critical to handling challenges and to achieving business success. We embrace leading governance practices and conduct ongoing reviews of our governance structure and processes to reflect changing circumstances. Below are highlights of our corporate governance practices and principles.

Director Independence

Our common stock is listed on the Nasdaq Stock Market (the “Nasdaq”). Under the rules of the Nasdaq, a director will only qualify as an “independent director” if the board of directors determines that the director has no relationship which would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In addition, the director must not be precluded from qualifying as independent under the per se bars set forth by the Nasdaq rules.

Audit Committee members must also satisfy the independence criteria set forth in Rule 10A-3 under the Exchange Act. In order to be considered independent for purposes of Rule 10A-3, a member of an audit committee of a listed company may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee, (1) accept, directly or indirectly, any consulting, advisory, or other compensatory fee from the listed company or any of its subsidiaries or (2) be an affiliated person of the listed company or any of its subsidiaries.

At least annually, our Board evaluates all relationships between us and each director in light of relevant facts and circumstances for the purposes of determining whether a relationship exists that might interfere with such director’s ability to satisfy his or her responsibilities as an independent director. Based on this evaluation, our Board will make an annual determination of whether each director is independent within the meaning of the independence standards of Nasdaq and the SEC.

Consistent with our corporate governance guidelines and Nasdaq rules, our Board has determined that each of Messrs. Salisbury, Dick, Jennings, Jones, Lim and van’t Hoff qualifies as an “independent director.” Our Board also has determined that Messrs. Jennings, Lim and Salisbury who currently comprise our Audit Committee, Messrs. van't Hoff, Dick and Jennings, who currently comprise our Compensation Committee, and Messrs. van't Hoff, Jones and Salisbury, who currently comprise our Nominating and Corporate Governance Committee, satisfy the independence standards for such committee service established by the SEC and the rules of Nasdaq, as applicable. In making such determinations, our Board considered the relationships that each such non-employee director has with our Company and all other facts and circumstances our Board deemed relevant in determining independence, including the beneficial ownership of our capital stock by each non-employee director and any institutional stockholder with which he or she is affiliated.

Board Leadership Structure

Our Corporate Governance Guidelines provide the Board will conduct an annual assessment of its leadership structure to determine that the leadership structure is the most appropriate for the Company. The Chairman of the Board and CEO positions may, but need not be, filled by the same individual. At this time, the offices of the Chairman of the Board and the CEO are not combined. If the offices were combined, the Board would appoint a lead independent director to coordinate the activities of the other independent directors and to perform such other duties and responsibilities as the Board may determine.

Mr. David Jay Salisbury, the current Chairman of our Board, has tendered his resignation from the Board, effective as of December 31, 2024. As a result, the Board has appointed Graham van’t Hoff to succeed Mr. Salisbury as Chairman of the Board, effective as of December 31, 2024.

Role of the Board in Risk Oversight

The Board is responsible for the oversight of risk, while management is responsible for the day-to-day management of risk. The Board, directly and through its committees, carries out its oversight role by regularly reviewing and discussing with management the risks inherent in the operation of our business and applicable risk mitigation efforts. Management meets regularly to discuss the Company’s business strategies, challenges, risks and opportunities and reviews those items with the Board at regularly scheduled meetings. The Compensation Committee is responsible for overseeing the management of risks relating to our compensation plans and arrangements, including whether the Company’s incentive compensation plans encourage excessive or inappropriate risk taking. The Audit Committee is responsible for overseeing our risk assessment and management processes related to, among other things, our financial reports and record-keeping, major litigation and financial risk exposures, and cybersecurity risk, and the steps management has taken to monitor and control such exposures. The Nominating and Corporate Governance Committee is responsible for risk oversight associated with corporate governance practices and the composition of our Board and its committees.

Evaluations of the Board of Directors

The Board evaluates its performance and the performance of its committees and individual directors on an annual basis through an evaluation process administered by our Nominating and Corporate Governance Committee. The Board discusses each evaluation to determine what, if any, actions should be taken to improve the effectiveness of the Board or any committee thereof or of the directors.

Board and Committee Meetings and Attendance

Directors are expected to make every effort to attend all meetings of the Board and all meetings of the committees on which they serve. During fiscal year ended June 30, 2024 (“fiscal year 2024”), our Board had 14 Board meetings, our Audit Committee had 4 meetings, our Nominating and Corporate Governance had 6 meetings and our Compensation Committees had 4 meetings. During fiscal year 2024, each member of our Board attended at least 85% of all Board and relevant Committee meetings held during the period in which such director served. Our independent directors hold regularly scheduled executive sessions without our management present. These executive sessions of independent directors are chaired by our Chairman of the Board.

Board Attendance at Annual Stockholders’ Meeting

Each director is encouraged and generally expected to attend the Company’s annual meeting of stockholders.

Board Committees

Our Board has established an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee. The composition and responsibilities of each of the committees of our Board are described below. Copies of the charters of the committees are available on the investor relations page of our website at https://5eadvancedmaterials.com/investors/corporate-governance/. The information in or accessible through our website is not incorporated into, and is not considered part of, this Proxy Statement. Members serve on these committees until their resignation or until otherwise determined by our Board. Our Board may establish other committees as it deems necessary or appropriate from time to time.

Current Committee Composition and Meeting Information for Fiscal Year 2024

The following table provides current membership and meeting information for fiscal year 2024 for each of these committees of our Board with directors marked with an asterisk (*) identified as committee chair:

Name	Audit	Compensation	Nominating and Corporate Governance
David Jay Salisbury	✓		✓
H. Keith Jennings	✓*	✓
Graham van’t Hoff		✓*	✓*
Sen Ming (Jimmy) Lim	✓
Barry Dick		✓
Bryn Jones			✓
Total meetings held during fiscal year 2024	4	4	6

Prospective Committee Composition (expected as of December 31, 2024)

The following table provides membership information for each committee of our Board that will be effective as of December 31, 2024. Directors marked with an asterisk (*) will serve as committee chair:

Name	Audit	Compensation	Nominating and Corporate Governance
Graham van’t Hoff	✓	✓	✓
Barry Dick	✓*	✓*	✓
Bryn Jones	✓	✓	✓*
Sen Ming (Jimmy) Lim(1)

(1)	Mr. Lim’s term as a director will expire at the Annual Meeting and he has not been re-nominated for election at the Annual Meeting.

Audit Committee

Messrs. Jennings, Lim, and Salisbury are the current members of the Audit Committee. Mr. Jennings is the current Chairman of the Audit Committee. Upon the effectiveness of the resignations of Messrs. Jennings and Salisbury from the Board on December 31, 2024, the Audit Committee will be reconstituted and Messrs. Dick, Jones and van’t Hoff will be appointed as members of the Audit Committee, with Mr. Dick serving as Chairperson.

Our Board has determined that each current and prospective member of the Audit Committee qualifies as an independent director under the Nasdaq corporate governance standards and the independence requirements of Rule 10A-3 of the Exchange Act and meets the requirements for financial literacy for service on an Audit Committee, as defined under applicable Nasdaq rules. Our Board has determined that each of Mr. Jennings and Mr. Dick qualify as an “audit committee financial expert” as such term is defined in Item 407(d)(5) of Regulation S-K, and that each of the members meets the requirements for financial literacy for service on an Audit Committee, as defined under applicable Nasdaq rules.

Under its charter, the functions of the Audit Committee include, among other things:

•
the Company’s accounting and financial reporting processes and the integrity of its financial statements;
•
the audits of the Company’s financial statements and the appointment, compensation, qualifications, independence and performance of the Company’s independent auditors;
•
the Company’s compliance with legal and regulatory requirements; and
•
the performance of the Company’s internal accounting controls, disclosure controls and procedures and internal control over financial reporting.

Compensation Committee

Messrs. van't Hoff, Dick, and Jennings are the current members of the Compensation Committee. Mr. van't Hoff is the Chairman of the Compensation Committee. Upon the effectiveness of Mr. Jennings’ resignation from the Board on December 31, 2024, Mr. Jones will succeed Mr. Jennings as a member of the Compensation Committee. The Board has determined that each of the current and prospective members of the Compensation Committee qualifies as an independent director and is considered to be a “non-employee director” under Rule 16b-3 of the Exchange Act.

Under its charter, the functions of the Compensation Committee include, among other things:

•
determine, or recommend to the Board for determination, the compensation of the Chief Executive Officer and all other executive officers (as defined herein) of the Company;
•
make recommendations to the Board with respect to (to the extent set forth in its charter or otherwise directed by the Board) compensation of the non-employee directors;
•
make recommendations to the Board with respect to incentive compensation plans and equity-based plans that are subject to Board approval;
•
exercise oversight with respect to the Company’s compensation philosophy, incentive compensation plans and equity-based plans covering executive officers and senior management;
•
review and discuss with management the Company’s Compensation Discussion & Analysis required by SEC rules to be included in the Company’s proxy statement and Annual Report on Form 10-K; and
•
produce the annual compensation committee report for inclusion in the Company’s proxy statement and Annual Report on Form 10-K.

The Compensation Committee charter also provides that the Compensation Committee shall have the sole authority to retain or obtain the advice of a compensation consultant, legal counsel or other adviser. However, before engaging or receiving advice from a compensation consultant, external legal counsel or any other adviser, the Compensation Committee will consider the independence of each such adviser.

Nominating and Corporate Governance Committee

Messrs. van't Hoff, Jones and Salisbury are the current members of the Nominating and Corporate Governance Committee. Mr. van't Hoff is the Chairperson of the Nominating and Corporate Governance Committee. Upon the effectiveness of Mr. Salisbury’s resignation from the Board on December 31, 2024, Mr. Dick will succeed Mr. Salisbury as a member of the Nominating and Corporate Governance Committee. Effective as of December 31, 2024, Mr. Jones will succeed Mr. van’t Hoff as Chairperson of the Nominating and Corporate Governance Committee. Each current and prospective member of the Nominating and Corporate Governance Committee qualifies as an independent director.

Under its charter, the functions of the Nominating and Corporate Governance Committee include, among other things:

•
identify and recommend to the Board for selection the individuals qualified to serve on the Company’s Board (consistent with criteria that the Board has approved) either for election by stockholders at each meeting of stockholders at which directors are to be elected or for appointment to fill vacancies on the Board;
•
develop, recommend to the Board and assess corporate governance policies for the Company; and
•
oversee the evaluation of the Board.

The Nominating and Corporate Governance Committee has the sole authority to retain and terminate any search firm to be used to identify director candidates and shall have sole authority to approve the search firm’s fees and other retention terms.

The Nominating and Corporate Governance Committee meets periodically, and no less frequently than annually, to assess, develop and communicate with the full Board concerning the appropriate criteria for nominating and appointing directors, including the Board’s size and composition, corporate governance policies, applicable listing standards and laws, individual director performance, expertise, experience, qualifications, attributes, skills, tenure and willingness to serve actively, the number of other public and private Company Boards on which a director candidate serves, consideration of director nominees proposed or recommended by stockholders and related policies and procedures, and other appropriate factors. Whenever a new seat or a vacated seat on the Board is being filled, candidates that appear to best fit the needs of the Board and the Company will be identified, interviewed and evaluated by the Nominating and Corporate Governance Committee. Potential director candidates recommended by the Company’s management and stockholders are evaluated in the same manner as nominees identified by the Nominating and Corporate Governance Committee. Candidates selected by the Nominating and Corporate Governance Committee will then be recommended to the full Board.

Director Nominations by Stockholders

Nominations of persons for election to the Board may be made by any stockholder of the Company who is a stockholder of record and complies with the notice procedures set forth in the Bylaws, and such nominations must be accompanied by a written consent from the proposed nominee to be named as a nominee and to serve as a director if elected. All candidates, regardless of the source of their recommendation, are evaluated in the same manner as nominees identified by the Nominating and Corporate Governance Committee.

Election of Directors

We have voluntarily adopted a majority-voting standard for uncontested elections of directors. Our Bylaws provide that, unless otherwise required by law or our Charter or Bylaws, the election of our directors will be decided by a majority of the votes cast at a meeting of the stockholders by the holders of stock entitled to vote in the election, unless our Secretary determines that the number of nominees for director exceeds the number of directors to be elected, in which case directors will be elected by a plurality of the votes of the shares represented in person or by proxy at any meeting of stockholders held to elect directors and entitled to vote on such election of directors.

If a nominee for director who is not an incumbent director does not receive a majority of the votes cast, the nominee will not be elected. Our Nominating and Corporate Governance Committee has established procedures under which a director standing for reelection in an uncontested election must tender a resignation conditioned on the incumbent director’s failure to receive a majority of the votes cast. If an incumbent director who is standing for reelection does not receive a majority of the votes cast, the Nominating and Corporate Governance Committee will make a recommendation to the Board of Directors on whether to accept or reject the resignation, or whether other action should be taken. The Board of Directors must act on the committee’s recommendation and publicly disclose its decision and the rationale behind it within 90 days from the date of the certification of the election results. The director who fails to receive a majority vote is not permitted to participate in the committee’s recommendation or the Board of Directors’ decision.

Corporate Governance Guidelines and Code of Business Conduct

We have adopted Corporate Governance Guidelines and a written Code of Business Conduct (the "Code of Conduct"), which are available on our website at https://5eadvancedmaterials.com/investors/corporate-governance/. The information in or accessible through our website is not incorporated into, and is not considered part of, this Proxy Statement.

Our Corporate Governance Guidelines provide the framework for our corporate governance along with our Charter, Bylaws, committee charters and other key governance practices and policies. Our Corporate Governance Guidelines cover a wide range of subjects, including the conduct of Board meetings, independence and selection of directors, Board membership criteria, and Board committee composition. Our guidelines currently provide for our directors to retire upon reaching age 70.

Our Code of Conduct is applicable to our directors, executive officers and employees, including our principal executive officer, principal financial officer or controller, or persons performing similar functions. The Code of Conduct codifies the business and ethical principles that govern all aspects of the Company’s business. Any waiver of this Code of Conduct for any individual director or officer of our Company must be approved, if at all, by our board of directors. Any such waivers granted, as well as substantive amendments to this Code of Conduct, will be publicly disclosed by appropriate means in compliance with applicable listing standards and SEC rules.

Prohibition on Hedging and Pledging of Company Securities

We have adopted an Insider Trading and Securities Dealing Policy, which is available on our website at https://5eadvancedmaterials.com/investors/corporate-governance/. The information in or accessible through our website is not incorporated into, and is not considered part of, this Proxy Statement. This policy, among other things, prohibits officers, directors, and employees from engaging in hedging transactions, such as the purchase or sale of puts or calls, or the use of any other derivative instruments. Officers, directors, and employees of the Company are also prohibited from including Company securities in a margin account or pledging Company securities as collateral for a loan.

Stockholder Communications

Any stockholder or other interested party who wishes to communicate with our Board or any individual director may send written communications to our Board or such director, care of 5E Advanced Materials, Inc., 9329 Mariposa Road, Suite 210, Hesperia, California 92344, Attention: Corporate Secretary. Our Corporate Secretary shall initially review and compile all such communications and may summarize such communications prior to forwarding to the appropriate party. Our Corporate Secretary will not forward communications that are not relevant to the duties and responsibilities of the Board. The Board will generally respond, or cause the Company to respond, in writing to bona fide communications from stockholders addressed to one or more members of the Board.

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

Policies and Procedures with Respect to Related Party Transactions

The Company’s Audit Committee charter requires that the Audit Committee review and approve or disapprove all related person transactions that are required to be disclosed by Item 404 of Regulation S-K. The Company reviews all relationships and transactions reported to it in which the Company and our directors and executive officers or their immediate family members or any person who is known by the Company to be the beneficial owner of more than five percent (5%) of our voting stock are participants to determine whether such persons have a direct or indirect material interest. The Company’s Secretary is primarily responsible for the development and implementation of processes and controls to obtain information from the directors and executive officers with respect to related person transactions and for then determining, based on the facts and circumstances, whether the Company or a related person has a direct or indirect material interest in the transaction.

Our Board of Directors has adopted a policy regarding transactions affecting director independence as part of a comprehensive governance program. This policy regarding transactions between us or any of our affiliates and our directors, officers, and employees is set forth in writing in our Corporate Governance Guideline and our Code of Business Conduct. These documents are available on our website. The Board of Directors believes these documents promote the effective functioning of the Board, its committees, and management. Accordingly, they are periodically reviewed and revised, as appropriate.

Certain Relationships and Related Transactions

Described below are the transactions and proposed transactions, since the beginning of our fiscal year ended June 30, 2022, in which we were or are to be a participant and in which any related person has or will have a direct or indirect material interest involving the lesser of $120,000 and one percent (1%) of the average of our total assets as of year end for the last two completed fiscal years. A related person is any executive officer, director, nominee for director, or holder of 5% or more of our common stock, or an immediate family member of any of those persons.

Ascend Global Investment Fund SPC, for and on behalf of Strategic SP (“Ascend”), is a 5% holder of our common stock. Additionally, each of Ascend, BEP Special Situations IV LLC (“Bluescape”) and Meridian Investments Corporation (“Meridian” and, collectively with Bluescape and Ascend, the “Noteholders”) hold a portion of our convertible notes. Ascend is the sole shareholder of Meridian, and as a result may be deemed to share beneficial ownership of the securities held of record by Meridian. Ascend has the right to designate one individual to our board of directors (the “Director Designation Right”).

Ascend Subscription Agreement

On December 5, 2023, we entered into a subscription agreement with Ascend, pursuant to which Ascend agreed to purchase up to $10.0 million of our common stock at a purchase price of $1.025 per share, plus an additional 10% of the shares sold in the offering as a placement fee. On January 18, 2024 we issued 5,365,854 shares (the “Subscription Shares”) of common stock to Ascend pursuant to the subscription agreement for an aggregate purchase price of $7.5 million. At the closing, we also granted Ascend registration rights with respect to the Subscription Shares.

Amended and Restated Note Purchase Agreement

On January 18, 2024, in connection with a series of out-of-court restructuring transactions, we entered into an Amended and Restated Note Purchase Agreement (as subsequently amended, the “Amended and Restated Note Purchase Agreement”) with the Noteholders providing for the amendment of certain terms of our existing $60.0 million aggregate principal amount of 4.50% senior secured convertible notes, including (among other things) to provide for certain adjustments to the conversion rate in the event of certain change of control transactions or other events (a “Make-Whole Adjustment”) and a waiver of the minimum cash covenant has been waived through June 28, 2024 (the “Covenant Waiver”). In connection therewith, we also entered into an Amended and Restated Investor and Registration Rights Agreement with the Noteholders, pursuant to which we (i) granted the Noteholders certain registration rights for the shares of common stock underlying the convertible notes and the Subscription Shares, and (ii) granted the director designation rights to each of Bluescape and Ascend.

Amendment No. 1 to Amended and Restated Note Purchase Agreement

On April 28, 2024, we entered into an amendment to the Amended and Restated Note Purchase Agreement with the Noteholders, pursuant to which the Noteholders agreed to extend the Waiver through December 31, 2024.

Amendment No. 2 to Amended and Restated Note Purchase Agreement

On May 28, 2024, we entered into a second amendment to the Amended and Restated Note Purchase Agreement, pursuant to which we agreed to (i) issue and sell $3.0 million principal amount of new senior secured convertible notes to each of Bluescape and Ascend (the “June Notes”), (ii) amend and restate the Amended and Restated Note Purchase Agreement to (among other things) adjust the Make-Whole Adjustment, and (iii) amend and restate the existing Amended and Restated Investor and Registration Rights Agreement to provide for registration rights covering the shares of common stock underlying the new notes. The transactions contemplated by Amendment No. 2, including the issuance and sale of the June Notes, closed on June 11, 2024.

Amendment No. 3 to Amended and Restated Note Purchase Agreement

On August 25, 2024, we entered into commitment letters (the “Debt Commitment Letters”) with Bluescape and Ascend, pursuant to which they agreed to purchase $3.0 million principal amount of new senior secured convertible notes, which were subsequently issued and sold on September 16, 2024 pursuant to an Amended and Restated Note Purchase Agreement. At the closing, we also entered into an Amended and Restated Investor and Registration Rights Agreement to provide for registration rights covering the shares of common stock underlying the new notes.

Indemnification Agreements

We have entered into agreements to indemnify our directors and executive officers. These agreements will, among other things, require us to indemnify these individuals for certain expenses (including attorneys’ fees), judgments, fines and settlement amounts reasonably incurred by such person in any action or proceeding, including any action by or in our right, on account of any services undertaken by such person on behalf of our Company or that person’s status as a member of our Board of Directors to the maximum extent allowed under Delaware law.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to beneficial ownership of the Company’s common stock as of December 10, 2024, by each person, or group of affiliated persons, known to the Company to own beneficially more than 5% of the Company’s outstanding common stock, each director, each named executive officer, and all the executive officers and directors of the Company as a group. Unless otherwise indicated in the footnotes to the table, the address of each such person is care of the Company, 9329 Mariposa Road, Suite 210, Hesperia, California 92344.

Beneficial ownership is determined in accordance with Rule 13d-3 of the Exchange Act. Shares of common stock subject to options currently exercisable or exercisable within 60 days of December 10, 2024, are deemed outstanding for purposes of computing the percentage beneficially owned by such holder but are not deemed outstanding for purposes of computing the percentage beneficially owned by any other person. Except as otherwise indicated, the Company believes that the beneficial owners of the common stock listed below, based on information furnished by such owners, have sole investment and voting power with respect to such shares, subject to community property laws where applicable, and that there are no other affiliations among the stockholders listed in the table. The percentage for each beneficial owner is calculated based on (i) the aggregate number of shares reported to be owned by such group or individual and (ii) the aggregate number of shares of common stock outstanding as of December 10, 2024 (68,887,370 shares).

Name	Shares of Common Stock Owned (1)	Right to Acquire Beneficial Ownership in Number of Common Stock(2)	Total Common Stock Beneficially Owned	Percent of Outstanding Common Stock(1)(2)
Directors and Named Executive Officers:
Paul Weibel	12,605	250,000	262,605	*
Joshua Malm	—	—	—	*
Barry Dick	444	—	444	*
H. Keith Jennings	39,939	—	39,939	*
Bryn Jones	—	—	—	*
Sen Ming (Jimmy) Lim(3)	5,156,406	—	5,156,406	7.5%
David Jay Salisbury	65,621	—	65,621	*
Graham van’t Hoff	59,796	—	59,796	*
Susan Brennan	25,636	400,000	425,636	*
All directors and named executive officers as a group (eight persons):	5,334,811	250,000	5,584,811	8.1%

*	Represents beneficial ownership of less than 1% of the outstanding shares of our common stock.
(1)	Includes shares of common stock that may be represented by CDIs.
(2)	Includes common stock that may be acquired through the exercise of stock options that are currently exercisable or will be exercisable within 60 days of December 10, 2024.
(3)

Includes 28,200 shares owned of record by Sen Ming (Jimmy) Lim and 5,128,206 shares owned by Virtova Capital Management Limited of which Mr. Lim is the sole stockholder of Virtova Capital Management Limited and, as such, may be deemed to be the beneficial owner of the shares held by Virtova Capital Management Limited.

Shares Owned by Certain Beneficial Holders

The amounts and percentages of common stock beneficially owned are reported on the basis of regulations of the SEC governing the determination of beneficial ownership of securities. Under the rules of the SEC, a person is deemed to be a “beneficial owner” of a security if that person has or shares “voting power,” which includes the power to vote or to direct the voting of such security, or “investment power,” which includes the power to dispose of or to direct the disposition of such security. A person is also deemed to be a beneficial owner of any securities of which that person has the right to acquire beneficial ownership within 60 days. Under these rules, more than one person may be deemed a beneficial owner of the same securities and a person may be deemed to be a beneficial owner of securities as to which such person has no economic interest.

The following table sets forth the information for each person deemed to beneficially own 5% or more of our outstanding common stock, based on information regarding the beneficial ownership of common stock available to us as of December 10, 2024. The table also sets out the names of all persons and entities (of which the Company is aware) who are substantial holders in the Company within the meaning of section 671B of the Corporations Act and the number of Shares in which each substantial holder has an interest.

	Shares of Common Stock Beneficially Owned(1)
Name and Address of Beneficial Owner	Shares	Percentage
Ascend Global Investment Fund SPC for and on behalf of Strategic SP(2)
1 Kim Seng Promenade, #10-01	46,313,184	42.2%
East Tower, Great World City, Singapore 237994
BEP Special Situations IV LLC(3)
300 Crescent Court, Suite 1860	40,947,329	37.3%
Dallas, TX 75201
Virtova Capital Management Limited(4)
Room 1104, Crawford House, 70 Queen’s Road Central	5,128,206	7.4%
Central, Hong Kong, SAR
Armistice Capital, LLC(5)
510 Madison Avenue, 7th Floor	4,980,000	7.2%
New York, New York 10022
Atlas Precious Metals Inc.(6)
100 King Street, W#1600	4,092,000	5.9%
Toronto, Ontario, M5X1G5, Canada
Mayfair Ventures Pte Ltd(7)
62 Ubi Road 1,	3,563,954	5.2%
02-01 Oxley Bizhub 2, Singapore, 408734

(1)

Includes shares of common stock represented by CDIs. Shares of common stock that Ascend Global Investment Fund SPC for and on behalf of Strategic SP (“Ascend”), BEP Special Situations IV LLC (“BEP SS IV”) and Meridian Investments Corporation (“Meridian”) may acquire through conversion of the convertible notes are not deemed outstanding for purposes of computing the percentage beneficially owned by any other entities.

(2)

Based on a Schedule 13D/A filed on September 18, 2024, and information known to the Company. Ascend directly holds a portion of the convertible notes, which are convertible pursuant to the Amended and Restated Note Purchase Agreement. Shares beneficially owned include (i) 20,473,665 shares of common stock issuable upon conversion of the principal amount of convertible notes (assuming all accrued interest is paid-in-kind until maturity), (ii) 5,365,854 shares of common stock owned, and (iii) 20,473,665 shares of common stock beneficially owned by Meridian Investments Corporation (“Meridian”). Ascend is the sole shareholder of Meridian, and as a result may be deemed to share beneficial ownership of the securities held of record by Meridian. Ascend Financial Holdings Limited (“Ascend Financial”) is the sole shareholder of Ascend Capital Advisors (S) Pte. Ltd., which is the sole partner of Ascend. As a result, each of the foregoing entities may be deemed to have beneficial ownership of the securities held by Ascend. By virtue of his control of Ascend Financial, Mr. Halim Susanto may also be deemed to share beneficial ownership of the securities beneficially owned by Ascend under Section 13(d) of the Exchange Act and the rules promulgated by the SEC thereunder. Mr. Susanto disclaims beneficial ownership of the securities beneficially owned by Ascend.

(3)

Based on a Schedule 13D/A filed on September 18, 2024, and information known to the Company. BEP SS IV directly holds a portion of the convertible notes, which are convertible pursuant to the Amended and Restated Note Purchase Agreement. Shares beneficially owned include 40,947,329 shares of common stock issuable upon conversion of the principal amount of convertible notes (assuming all accrued interest is paid-in-kind until maturity). Bluescape Energy Partners IV GP LLC (“Bluescape GP”) is the general partner of Bluescape Energy Recapitalization and Restructuring Fund IV LP, which wholly owns BEP SS IV. As such, Bluescape GP may be deemed to have beneficial ownership of the securities directly held by BEP SS IV.

(4)

Based on Schedule 13G filed on July 9, 2024 and information known to the Company. Director Sen Ming (Jimmy) Lim is the sole stockholder of Virtova Capital Management Limited and, as such, may be deemed to be the beneficial owner of the shares held by Virtova Capital Management Limited.

(5)

Based solely on a Schedule 13G filed on November 14, 2024. Armistice Capital is the investment manager of Armistice Capital Master Fund Ltd. (the “Master Fund”), the direct holder of the reported shares of common stock, and pursuant to an Investment Management Agreement, Armistice Capital exercises voting and investment power over the securities of the Issuer held by the Master Fund and thus may be deemed to beneficially own the securities of the Issuer held by the Master Fund. Steven Boyd, as the managing member of Armistice Capital, may be deemed to beneficially own the securities of the Issuer held by the Master Fund. The Master Fund specifically disclaims beneficial ownership of the securities of the Issuer directly held by it by virtue of its inability to vote or dispose of such securities as a result of its Investment Management Agreement with Armistice Capital.

(6)

Based on information known to the Company. Eileen Shipes is the trustee and The Harold Roy Shipes and Eileen Anne Shipes Revocable Trust is the controlling stockholder of Atlas Precious Metals Inc. and, as such, may be deemed to be the beneficial owner of the shares held by Atlas Precious Metals Inc.

(7)

Based solely on a Schedule 13G filed on February 3, 2023. Mayfair Ventures Pte Ltd. has sole dispositive power over 3,563,954 shares of common stock. Chow Woei Horng is the sole stockholder of Mayfair Ventures Pte Ltd. and, as such, may be deemed to be the beneficial owner of the shares held by Mayfair Ventures Pte Ltd.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

The rules of the SEC require that the Company disclose late filings of reports of stock ownership (and changes in stock ownership) by its directors, executive officers, and beneficial owners of more than ten percent of the Company’s stock. The Company has undertaken responsibility for preparing and filing the stock ownership forms required under Section 16(a) of the Exchange Act, as amended, on behalf of its officers and directors. Based upon a review of forms filed and information provided by the Company’s officers and directors, we believe that all Section 16(a) reporting requirements were met during fiscal year 2024, except each member of the Board was not timely in filing a Form 4 with respect to grants received on June 30, 2023 and certain vesting events that occurred on July 3, 2023. These late filings are not due to the fault of any of the members of the Board.

EXECUTIVE COMPENSATION

Introduction and Named Executive Officers

This section discusses the material components of the executive compensation program for our executive officers who are named in the “Summary Compensation Table" below. During fiscal year 2024, our named executive officers or “NEOs” were:

Name	Age	Position
Paul Weibel, CPA(1)	40	President, Chief Executive Officer, Treasurer and Corporate Secretary
Joshua Malm, CPA(2)	42	Chief Financial Officer
Susan Brennan(3)	62	Former President, Chief Executive Officer and Director

(1)

On June 3, 2024, the Board appointed Paul Weibel as Chief Executive Officer. Prior to June 3, 2024, Mr. Weibel served as our Chief Financial Officer. Effective as of the closing of the Annual Meeting, subject to Mr. Weibel’s election as a member of the Board, Mr. Malm will succeed Mr. Weibel in the roles of Treasurer and Corporate Secretary.

(2)

On June 3, 2024, the Board appointed Joshua Malm as Interim Chief Financial Officer. On October 31, 2024, the Board appointed Mr. Malm as Chief Financial Officer. Effective as of the closing of the Annual Meeting, subject to Mr. Weibel’s election as a member of the Board, Mr. Malm will succeed Mr. Weibel in the roles of Treasurer and Corporate Secretary.

(3)	On June 3, 2024, the Board accepted the resignation of Susan Brennan as President, Chief Executive Officer and as a member of the Board, effective as of June 3, 2024.

Summary Compensation Table

The following table presents summary information regarding compensation earned with respect to the fiscal years ended June 30, 2023 and June 30, 2024, as applicable, by our NEOs.

	Fiscal Year Ended June 30,	Salary ($)		Bonus ($)		Stock Awards(1) ($)	Option Awards ($)	All Other Compensation ($)		Total ($)
Paul Weibel	2024	300,000		437,500	(2)	180,004	—	26,781	(3)	944,285
	2023	297,033		—		221,993	—	77,510		596,536
Joshua Malm	2024	344,015	(4)	—		—	—	—		344,015
Susan Brennan	2024	482,692		412,500	(5)	—	—	1,458,740	(6)	2,353,932
	2023	96,154		—		1,000,000	1,480,000	—		2,576,154

(1)

The amounts reported in this column represent the aggregate grant-date fair value of stock awards granted in the relevant year calculated in accordance with Financial Accounting Standards Board (“FASB”) Topic 718, excluding forfeiture estimates. Stock Awards are comprised of Restricted Stock Units (“RSUs”) and Performance Stock Units (“PSUs”). The grant date value relating to time-vested RSUs granted to Mr. Weibel in 2024 is $90,002. The PSUs are subject to performance conditions and the amount in the table represents the grant date fair value based on the probable outcome of results, which is the target value, of $90,002, which amount also reflects the maximum value. The assumptions used in calculating the grant date fair value of the awards reported in this column are set forth in our financial statements in our Annual Report. The amounts reported in this column reflect the accounting cost for the stock awards and do not reflect the actual economic value that will be realized by the individual upon the vesting of the stock awards or the sale of the common stock underlying such awards. For additional details regarding Stock Awards, see “—Narrative to Summary Compensation Table-—Equity-Based Incentive Awards” and “—Outstanding Equity Awards at Fiscal Year End” below.

(2)

Amount is comprised of (i) a fiscal year 2024 bonus in the amount of $50,000, (ii) a retention bonus of $287,500, paid pursuant to a retention agreement entered into on December 5, 2023 in connection with the Company executing a Restructuring Support Agreement, as disclosed in the Company’s Current Report on Form 8-K filed with the SEC on December 6, 2023, and (iii) a $100,000 relocation bonus.

(3)	Amount represents employer match contributions under the Company’s 401(k) plan.
(4)

Amount reflects amounts paid to Mr. Malm as compensation for performing the functions of the Company’s Interim Chief Accounting Officer from September 2023 through May 2024 and Interim Chief Financial Officer during June 2024.

(5)

Amount is comprised of a retention bonus of $412,500, paid pursuant to a retention agreement entered into on December 5, 2023 in connection with the Company executing a Restructuring Support Agreement, as disclosed in the Company’s Current Report on Form 8-K filed with the SEC on December 6, 2023.

(6)

Amount is comprised of (i) $7,191 as reimbursement for relocation costs, (ii) $20,704 in employer match contributions under the Company’s 401(k) plan, (iii) an accrued vacation payout of $34,446 in connection with Ms. Brennan’s resignation from the Company effective as of June 3, 2024, and (iv) $1,396,399 paid to Ms. Brennan pursuant to her Separation Agreement (as defined and further described below).

Narrative to Summary Compensation Table

Annual Base Salary

The compensation of our NEOs is generally determined and approved by our Board. The fiscal year 2024 base salaries of each of our NEOs are described under the subsection titled “—Employment Agreements” below.

Annual Bonus

In addition to base salaries, our NEOs are eligible to receive annual performance-based cash bonuses, which are designed to provide appropriate incentives to our executives to achieve annual corporate goals and to reward our executives for individual achievement towards these goals. The annual performance-based bonus each NEO is eligible to receive is based on the extent to which we achieve the corporate goals that our Board establishes each fiscal year. At the end of the fiscal year, our Board reviews our performance against each corporate goal and determines the extent to which we achieved each of our corporate goals.

For fiscal year 2024, Mr. Weibel and Ms. Brennan were each eligible to earn a target annual bonus equal to 40% and 80%, respectively, of their respective annual base salaries. Mr. Malm was not eligible for an annual performance-based cash bonus.

The corporate goals the Board established for fiscal year 2024 related to operational progress, liquidity and organizational health and culture goals. Bonuses are typically determined and paid in the third calendar quarter of the year following our June 30 fiscal year end. For fiscal year 2024, the bonuses for our NEOs paid in the third quarter of 2024 are reflected in the Summary Compensation Table above.

Equity-Based Incentive Awards

Our equity-based incentive awards are designed to align our interests and those of our stockholders with those of our employees, including our executive officers. The Board or an authorized committee thereof is responsible for approving equity grants. We grant equity awards under our 2022 Equity Compensation Plan (the "Incentive Plan").

In September 2023, Mr. Weibel was awarded 36,586 RSUs under our Incentive Plan. The RSUs will vest over a three-year period with one-third of the total number of RSUs granted vesting on each of the first three anniversaries of the grant date, subject to Mr. Weibel’s continued employment through the applicable vesting date. In addition, in September 2023, Mr. Weibel was awarded 36,586 PSUs (at target) under our Incentive Plan. The PSUs may be earned between 0% to 100% of the target number of PSUs granted upon the achievement of certain financial and operational targets, including (i) construction of a large-scale commercial facility commencing prior to September 1, 2026; (ii) the budget for the large-scale commercial facility remaining within a range of $342-418 million; and (iii) an approved final investment decision in the large-scale commercial facility at a modeled internal rate of return of 20%, over a three-year performance period, commencing September 2023, subject to Mr. Weibel’s continued employment through the applicable vesting date.

For a description of the accelerated vesting applicable to our NEOs’ stock awards, see “Employment Agreements” below.

Outstanding Equity Awards at Fiscal Year End

The following table sets forth the outstanding equity awards held by our NEOs as of June 30, 2024.

		Option Awards						Stock Awards
Named	Grant Date	Number of Common Stock Underlying Unexercised Options (#) Exercisable		Number of Common Stock Underling Unexercised Options (#) Un-exercisable		Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units That Have Not Vested (#)		Market Value of Shares of Units of Stock That Have Not Vested ($)(1)	Equity Incentive Plan Awards: Number of Unearned Shares, Units, or Other Rights That Have Not Vested(2)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units, or Other Rights that Have Not Vested ($)(1)
Executive Officers:
Paul Weibel	May 18, 2021	50,000		—		14.62	June 1, 2025	—		—	—	—
	November 29, 2021	133,333		66,667	(3)	16.45	October 1, 2025	—		—	—	—
	June 29, 2022	—		—		—	—	1,111	(4)	1,344	1,850	2,239
	September 1, 2022	—		—		—	—	6,127	(5)	7,414	6,126	7,412
	September 15, 2023	—		—		—	—	36,586	(5)	44,269	36,586	44,269
Joshua Malm		—		—		—	—	—		—	—	—
Susan Brennan	April 24, 2023	400,000	(6)	—		7.73	April 24, 2033	—		—	—	—

(1)

The market value of each stock award is based on $1.21 per share, which was the closing price of our common stock on June 28, 2024, which was the last business day prior to our fiscal year end on June 30, 2024.

(2)

Amounts represent PSUs that vest on the third anniversary of the grant date, subject to the attainment of certain performance objectives and subject to continued employment through the applicable vesting date. In accordance with the SEC rules, the number of PSUs shown represents the number of units that may be earned during the performance period based on target performance.

(3)	Amount represents stock options that vest in three equal annual installments commencing on Mr. Weibel’s employment start date, subject to continued employment through the applicable vesting date.
(4)

40% of the RSUs vested on the second anniversary of the grant date and the remaining 60% will vest on the third anniversary of the grant date, subject to continued employment through the applicable vesting date.

(5)	The RSUs vest in three equal annual installments beginning on the first anniversary of the grant date, subject to continued employment through the applicable vesting date.
(6)

Ms. Brennan resigned from the Company effective as of June 3, 2024. Per the terms of her Separation Agreement, all outstanding stock options at the time of her resignation from employment with the Company became fully vested and remain exercisable until the applicable expiration date.

Employment Agreements

We have entered into employment agreements with certain of our executive officers, including our NEOs, which govern the terms of their employment with us. Additionally, we have entered into an independent contractor agreement with Mr. Malm, which governs the terms of his service with us.

Paul Weibel

Under the terms of Mr. Weibel's employment agreement, Mr. Weibel was entitled to an annual base salary in fiscal year 2024 of $300,000, which was subsequently increased to $360,000 beginning in September 2024. In addition, in accordance with his employment agreement, Mr. Weibel is eligible to earn an annual bonus of up to 80% of his then-in-effect base salary (on target performance would result in a bonus payment equal to 40% of Mr. Weibel’s then-in-effect base salary), subject to the achievement of performance objectives as determined by our Board.

Regardless of the manner in which Mr. Weibel’s employment terminates, he is entitled to receive certain accrued amounts previously earned during his employment, including unpaid salary, reimbursement of expenses owed, and accrued but unpaid paid time off and any continuation of benefits required by applicable law.

In addition, Mr. Weibel is entitled to certain severance benefits under his employment agreement, subject to his execution of a release of claims and compliance with post-termination obligations. Pursuant to Mr. Weibel’s employment agreement, upon a termination of his employment by the Company for reasons other than for “cause” (as defined in the employment agreement), Mr. Weibel is entitled to (i) an amount in cash equal to six months of annual base salary, payable in a lump sum, (ii) payment of the COBRA premiums for Mr. Weibel and his eligible dependents for a maximum period of up to 6 months from the date of his termination of employment, and (iii) accelerated vesting of all unvested Company equity awards, provided that any Company equity awards that vest based on the attainment of performance goals will remain outstanding and will be eligible to vest in accordance with the terms of the applicable award agreements.

Joshua Malm

Under the terms of Mr. Malm’s independent contractor agreement, Mr. Malm is entitled to compensation in the amount of $40,000 per month, and is not entitled to any other salary, bonus, retirement, equity compensation or severance benefits. Pursuant to Mr. Malm’s independent contractor agreement, the Company will reimburse Mr. Malm for all reasonable business costs and expenses incurred in connection with his performance of services.

Susan Brennan

Under the terms of Ms. Brennan’s employment agreement, prior to her resignation in June 2024, Ms. Brennan received a base salary of $500,000 per year and was eligible to earn an annual bonus of up to 80% of her then-in-effect base salary, subject to the achievement of performance objectives as determined by our Board.

Regardless of the manner in which Ms. Brennan’s employment would have terminated, she was entitled to receive certain accrued amounts previously earned during her employment, including unpaid salary, reimbursement of expenses owed, and accrued but unpaid paid time off and any continuation of benefits required by applicable law.

In addition, Ms. Brennan was entitled to certain severance benefits under her employment agreement, subject to her execution of a release of claims and compliance with post-termination obligations. Pursuant to Ms. Brennan’s employment agreement, upon a termination of her employment by the Company for reasons other than for “cause”, or by Ms. Brennan for “good reason” (as each term is defined in the employment agreement), in each case, outside of the Change in Control Period (as defined below), Ms. Brennan was entitled to (i) an amount in cash equal to 24 months of annual base salary, payable in a lump sum, (ii) her target bonus for the year of termination, prorated to reflect the number of days employed in the year of termination, (iii) reimbursement of the difference between the monthly COBRA premiums for Ms. Brennan and her eligible dependents and the monthly premium amount paid by similarly situated executives for a maximum period of up to 18 months from the date of her termination of employment, and (iv) accelerated vesting of all unvested Company stock options which will remain exercisable for the remainder of their full term.

Pursuant to Ms. Brennan’s employment agreement, upon a termination of her employment by the Company for reasons other than for cause, or by Ms. Brennan for good reason, in each case, within three months prior to or within 12 months immediately after a change in control of the Company (the “Change in Control Period”), Ms. Brennan was entitled to the severance payments and benefits described above, except that she was also eligible to receive accelerated vesting of all unvested Company RSUs and for any PSUs outstanding and within 12 months of the end of their respective performance period(s), and where there is a reasonable probability that the respective performance goal(s) for such PSUs would have been achieved at target (or above) absent a change in control, as assessed by the Board or Compensation Committee, then such PSUs that would have vested within such 12 month period following the change in control based on target performance.

Ms. Brennan’s employment agreement was terminated in connection with her resignation from the Company in June 2024.

Susan Brennan Separation Agreement

In connection with Ms. Brennan’s resignation as President and Chief Executive Officer of the Company and as a director of the Board, effective as of June 3, 2024 (the “Effective Date”), the Company entered into a separation and release agreement (the “Separation Agreement”) with Ms. Brennan. Pursuant to the Separation Agreement, Ms. Brennan is entitled to the following separation payments and benefits, provided she executed and did not revoke a general release of claims against the Company and its affiliates: (i) a lump sum payment of $350,000, representing her annual bonus for the 2024 fiscal year; (ii) a lump sum payment of $1,000,000, representing 24 months of her base salary; (iii) COBRA reimbursements for up to 18 months following the Effective Date; (iv) the acceleration of Ms. Brennan’s unvested stock options, with such stock options remaining exercisable until the stock option expiration date set forth in the applicable stock option agreement; and (v) the Company’s waiver of any repayment obligations pursuant to the terms of her retention agreement with the Company as a result of her termination of employment. The foregoing separation payments and benefits also are subject to Ms. Brennan’s continued compliance with the restrictive covenants set forth in the Separation Agreement.

Retention Agreements

In connection with the Company executing a Restructuring Support Agreement in December 2023, the Company entered into an installment based cash-retention program, which included (i) a Retention Agreement for Ms. Brennan (the “Brennan Retention Agreement”), and (ii) a Retention Agreement for Mr. Weibel (the “Weibel Retention Agreement,” and together with the Brennan Retention Agreement, the “Retention Agreements”), pursuant to which Ms. Brennan and Mr. Weibel were eligible to receive up to $412,500 and $287,500, respectively, in each case, in a successful out-of-court restructuring, and Ms. Brennan was eligible to receive up to an additional $381,300 and Mr. Weibel is eligible to receive up to an additional $268,800, in each case, in the event of a Chapter 11 case (collectively, the “Bonuses”). In fiscal year 2024, Ms. Brennan and Mr. Weibel received the portion of the Bonus attributed to a successful out-of-court restructuring.

Under the terms of the Retention Agreements, each of Ms. Brennan and Mr. Weibel will be required to repay the Bonuses to the Company in the event that they resign from their respective positions prior to December 31, 2024 or their employment is terminated other than due to involuntary termination by the Company without cause (as such term is defined in the Retention Agreements). As described above, pursuant to Ms. Brennan’s Separation Agreement, the Company waived Ms. Brennan’s repayment obligations pursuant to the terms of the Brennan Retention Agreement in connection with her resignation of employment in June 2024.

Health and Welfare Benefits; Perquisites

All of our employee executives are eligible to participate in our employee benefit plans, including our medical, dental, vision, disability, and life insurance plans, in each case on the same basis as all of our other employees. We generally do not provide perquisites or personal benefits to our NEOs, except in limited circumstances. Our Board may elect to adopt qualified or non-qualified benefit plans in the future if it determines that doing so is in our best interests.

Retirement Plan

We sponsor a 401(k) plan covering substantially all of our employees, including our NEOs. Employees become eligible to participate in the plan upon completing three months of service and attainment of age 21. Eligible employees may elect to make either pretax or Roth contributions to the plan, subject to limitations set forth in the plan and the Code. We may make safe-harbor matching contributions equal to 100% of the first 4% of employees’ eligible earnings and an additional 50% on the next 2% of employees’ eligible earnings. We may also make discretionary profit-sharing contributions.

Clawback Policy

We have adopted a compensation recovery policy that is compliant with the Nasdaq Listing Rules, as required by the Dodd-Frank Act.

Compensation of Non-Employee Directors

We have entered into offer letters with Messrs. Salisbury, Dick, Jennings, Jones, Lim, and van’t Hoff that provide for compensation for each non-employee director’s service on our Board. Pursuant to the offer letters, each non-employee director serving as chair of the Board receives an additional annual retainer of $100,000. Additionally, the non-employee directors serving as the chairs of the audit, compensation and nominating and corporate governance committees receive additional annual retainers of $80,000, $70,000 and $70,000, respectively. Non-employee directors serving as members of the audit, compensation and nominating and corporate governance committees receive an additional annual retainer of $14,000. During 2024, the board formed, and subsequently dissolved, a special committee for the purpose of addressing issues related to the Company’s liquidity situation and restructuring support agreement. Messrs. Salisbury and Jennings were members of the special committee and received compensation of $15,000 and $20,000, respectively. Additionally, non-employee directors are eligible to receive long-term incentive awards, including in the form of RSUs, with an equivalent cash value as the above cash retainers, subject to any shareholder approvals required. Payment of the cash retainers and long-term incentive awards are paid or awarded, as applicable, by the Company in arrears in four equal installments on or about the last business day of each fiscal year quarter.

The following table sets forth the compensation earned by our non-employee directors during the year ended June 30, 2024.

Name	Fees earned or paid in cash ($)	Stock awards(1) ($)	All Other Compensation(2) ($)	Total ($)
David Jay Salisbury	143,000	115,124	21,570	279,694
Barry Dick	973	854	—	1,827
Stephen Hunt(3)	64,000	57,565	28,794	150,359
H. Keith Jennings	114,000	84,546	12,221	210,767
Bryn Jones(4)	—	—	—	—
Sen Ming (Jimmy) Lim	52,070	46,808	10,882	109,760
Graham van’t Hoff	140,000	125,915	10,478	276,393
Stefan Selig(5)	210,000	—	—	210,000

(1)

The amounts reported in this column represent the aggregate grant-date fair value of RSUs granted in the relevant fiscal year calculated in accordance with FASB Topic 718, excluding forfeiture estimates. The assumptions used in calculating the grant date fair value of the awards reported in this column are set forth in our financial statements in this Annual Report. The amounts reported in this column reflect the accounting cost for the stock awards and do not reflect the actual economic value that will be realized by the individual upon the vesting of the stock awards or the sale of the common stock underlying such awards. In fiscal year 2024, our non-employee directors received grants of RSUs on or about the last business day of each fiscal quarter pursuant to the terms of their offer letters. Each RSU award vested on July 1, 2024. As of June 30, 2024, Mr. Salisbury held 72,865 RSUs and 200,000 outstanding stock options, Mr. Dick held 706 RSUs, Mr. Jennings held 53,511 RSUs, Mr. Lim held 29,981 RSUs and Mr. van’t Hoff held 79,695 RSUs. Messrs. Hunt, Jones and Selig did not hold outstanding equity awards as of June 30, 2024.

(2)	The amount reported in this column represents cash remitted to each director in an amount equal to the expected tax liability for equity awards that vested during the year.
(3)	Mr. Hunt resigned from the Board on June 30, 2024.
(4)	Mr. Jones was appointed to the Board effective July 1, 2024.
(5)	Mr. Selig was appointed as a member of our Board on December 11, 2023 and resigned effective June 11, 2024. Mr. Selig was compensated $35,000 per month for his services on our Board.

Non-Employee Director Compensation Policy

In December 2024, our Board approved a compensation program for our non-employee directors (the “Director Compensation Policy”), which will govern our non-employee director compensation effective January 1, 2025. This policy is intended to fairly compensate our directors for the time and effort necessary to serve on the Board. The Director Compensation Policy will supersede the director offer letters described above.

The Director Compensation Policy will provide for annual retainer fees and equity awards for our non-employee directors. We expect each non-employee director will receive an annual cash retainer of $50,000, with the non-employee director serving as chair of the board of directors or lead independent director receiving an additional annual cash retainer of $45,000. The non-employee directors serving as the chairs of the audit, compensation, and nominating and corporate governance committees will receive additional annual cash retainers of $25,000. Non-employee directors serving as members of the audit, compensation, and nominating and corporate governance committees will receive additional annual cash retainers of $25,000.

On the last day of each calendar quarter, each non-employee director will receive a grant of RSUs, with an equivalent cash value as the above cash retainers divided by four, subject to any shareholder approvals required, with the number of RSUs determined by dividing the cash value by the average closing price of the Company’s common stock during the applicable calendar quarter (inclusive of the first and last day of such calendar quarter). Such quarterly grants will vest on July 1st following the grant date, subject to continued service through such vesting date. Awards to our non-employee directors will also vest in full (i) immediately upon the effectiveness of a non-employee director’s voluntary resignation of service on the Board, (ii) in the event of a change in control or (iii) upon a non-employee director’s death or disability.

Compensation under our non-employee director compensation program will be subject to the annual limits on non-employee director compensation set forth in the Incentive Plan, as described below.

Securities authorized for issuance under equity compensation plans

The following table sets forth the equity awards outstanding under the Company’s 2022 Equity Compensation Plan (the "Incentive Plan") and the employee share option plan of the Company’s predecessor, ABR (the “ABR Employee Share Option Plan”), and as of June 30, 2024:

	Number of Shares to be Issued Upon Exercise of Outstanding Options, Warrants and Rights (#)		Weighted- Average Exercise Price of Outstanding Options, Warrants and Rights(1) ($)	Number of Shares Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Shares Reflected in the First Column) (#)
Equity compensation plan approved by security holders
2022 Equity Compensation Plan	1,137,286	(2)	$5.10	1,209,824
Equity compensation plans not approved by security holders
ABR Employee Share Option Plan	3,326,665	(3)	$10.19	—
Total	4,463,951		$9.33	1,209,824

(1)

Represents the weighted-average exercise price of the applicable outstanding options. Restricted share units (“RSUs”), performance share units (“PSUs”) and director restricted share units (“DSUs”) outstanding under the Incentive Plan vest and convert to shares of common stock without the payment of consideration. Therefore, the weighted-average exercise price excludes RSUs, PSUs and DSUs outstanding under the Incentive Plan.

(2)	Represents 675,000 shares underlying outstanding options, 367,806 shares of unvested RSUs, and 94,480 shares of unvested PSUs (at “target” performance).
(3)

Represents 3,326,665 shares underlying outstanding options as of June 30, 2024. After the completion of the Reorganization, no further shares of common stock may be issued pursuant to the ABR Employee Share Option Plan.

PROPOSAL TWO

RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING JUNE 30, 2025

Our Board and the Audit Committee are asking our stockholders to ratify the appointment by the Audit Committee of PricewaterhouseCoopers LLP (“PwC”), as the independent public accounting firm to conduct the audit of our financial statements for the fiscal year ending June 30, 2025. Stockholder ratification of such appointment is not required by our Bylaws or any other applicable legal requirement. However, our Board is submitting the appointment of PwC to our stockholders for ratification as a matter of good corporate governance.

In the event our stockholders fail to ratify the appointment, the Audit Committee will reconsider whether to continue to retain PwC for the fiscal year ending June 30, 2025. Even if the appointment is ratified, the Audit Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if the Audit Committee believes that such a change should be made. Representatives of PwC are expected to be present at the Annual Meeting and will have an opportunity to make statements if they desire and will be available to respond to appropriate questions.

On October 31, 2024, the Audit Committee approved the engagement of PwC as the Company’s independent registered public accounting firm to audit the Company’s consolidated financial statements for the year ended June 30, 2025. As previously disclosed, the Company dismissed BDO USA, LLP (“BDO”) as its independent registered public accounting firm effective September 27, 2022. The decision to dismiss BDO was made by the Company’s Board. BDO’s audit report on the Company’s consolidated financial statements for the fiscal years ended June 30, 2022, and June 30, 2021; did not contain any adverse opinions or disclaimers of opinion; and was not qualified or modified as to uncertainty, audit scope, or accounting principles. During the fiscal years ended June 30, 2021, June 30, 2022 and the subsequent interim period through August 31, 2022, there were no (i) “disagreements,” with BDO, as such term is described in Item 304(a)(1)(iv) of Regulation S-K promulgated under the Securities Exchange Act of 1934, as amended, and the related instructions thereto (“Regulation S-K”), on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s) or reportable event(s), if not resolved to the satisfaction of BDO, would have caused BDO to make reference to the subject matter of the disagreement(s) or reportable event(s) in connection with its report on the Company’s consolidated financial statements for the fiscal year ended June 30, 2022, or (ii) “reportable events,” as such term is described in Item 304(a)(1)(v) of Regulation S-K.

Principal Accountant Fees and Services

Fees billed by PwC for the fiscal years ended June 30, 2024 and 2023, respectively, are as follows:

	Fiscal Year Ended June 30,
	2024	2023
Audit fees	$801,096	$629,080
Audit-related fees	—	—
Tax fees	35,832	—
All other fees	2,323	2,900
Total fees	$839,251	$631,980

Audit fees for the year ended June 30, 2024 include $801,096 paid to PwC for the audit of the Company’s year-end financial statements included in our Annual Report on Form 10-K for the fiscal year ended June 30, 2024, consents, and other items related to SEC matters. Tax fees for the year ended June 30, 2024 include $35,832 paid to PwC relating to tax compliance services for domestic and foreign tax returns. Other fees for the year ended June 30, 2023 include $2,323 paid to PwC for accounting research and disclosure software.

Audit fees for the year ended June 30, 2023 include $629,080 paid to PwC for the audit of the Company’s year-end financial statements included in our Annual Report on Form 10-K for the fiscal year ended June 30, 2023, consents, and other items related to SEC matters. Other fees for the year ended June 30, 2023 include $2,900 paid to PwC for accounting research and disclosure software.

Determination of Independence

In considering the nature of the services provided by our independent registered public accounting firm, the Audit Committee determined that such services are compatible with the provision of independent audit services. The Audit Committee discussed these services with our independent registered public accounting firm and our management to determine that they are permitted under the rules and regulations concerning auditor independence.

Additional information concerning the Audit Committee and its activities can be found in the following sections of this Proxy Statement: “Corporate Governance—Audit Committee” and “Report of the Audit Committee.”

Pre-Approval Policy

According to policies adopted by the Audit Committee and ratified by our Board, to ensure compliance with the SEC’s rules regarding auditor independence, all audit and non-audit services to be provided by our independent registered public accounting firm must be preapproved by the Audit Committee. The Audit Committee has established a general pre-approval policy for certain audit and non-audit services, up to a specified amount for each identified service that may be provided by the independent auditors.

The Audit Committee approved one hundred percent (100%) of all services provided by PwC during the years ended June 30, 2024 and June 30, 2023, respectively. The Audit Committee has considered the nature and amount of the fees billed by PwC and believes that the provision of the services for activities unrelated to the audit is compatible with maintaining PwC’s independence.

Recommendation of Our Board of Directors and Audit Committee

OUR BOARD OF DIRECTORS AND OUR AUDIT COMMITTEE UNANIMOUSLY RECOMMEND THAT OUR STOCKHOLDERS VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF PricewaterhouseCoopers LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING JUNE 30, 2025.

REPORT OF THE AUDIT COMMITTEE

Management is responsible for the preparation, presentation, and integrity of the Company’s financial statements, accounting and financial-reporting principles, internal controls and procedures designed to ensure compliance with accounting standards, and applicable laws and regulations. The Audit Committee is responsible for appointing, compensating, overseeing, and, where appropriate, discharging and replacing the Company’s independent registered public accounting firm (the “independent accounting firm”). In addition, the Audit Committee is involved in the selection of the lead audit engagement partner whenever a rotational change is required by applicable law or listing standards or for any other reason. The independent accounting firm is responsible for expressing an opinion on the conformity of the Company’s audited financial statements with generally accepted accounting principles. In addition, once applicable, the independent accounting firm will express its own opinion on the effectiveness of the Company’s internal controls over financial reporting.

The function of the Audit Committee is not intended to duplicate or attest as to the activities of management and the independent accounting firm, nor can the Audit Committee certify that the independent accounting firm is “independent” under applicable rules. The Audit Committee serves a board-level oversight role, in which it provides advice, counsel, and direction to management and the independent accounting firm on the basis of the information it receives, discussions with management and the independent accounting firm, and the experience of the Audit Committee’s members in business, financial, and accounting matters.

In this context, the Audit Committee met and held numerous discussions with management and the independent accounting firm during fiscal year 2024. Management represented to the Audit Committee that the Company’s consolidated financial statements were prepared in accordance with GAAP, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent accounting firm. The Audit Committee discussed with the independent accounting firm matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board. The independent accounting firm also provided to the Audit Committee the written disclosures and the letter required by Rule 3526 of the Public Company Accounting Oversight Board, Communications with Audit Committees Concerning Independence, and the Audit Committee discussed with the independent accounting firm the firm’s independence.

Based upon the Audit Committee’s discussion with management and the independent accounting firm and the Audit Committee’s review of the representations of management and the report of the independent accounting firm on the Consolidated Financial Statements, the Audit Committee recommended that the Board of Directors include the audited consolidated financial statements in the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2024, filed with the SEC on September 9, 2024.

Audit Committee of the Board of Directors
H. Keith Jennings Sen Ming (Jimmy) Lim David Jay Salisbury

PROPOSAL THREE (1) to (4)

TO APPROVE, FOR PURPOSES OF ASX LISTING RULE 10.14 AND FOR ALL OTHER PURPOSES,

PARTICIPATION BY EACH OF (1) PAUL WEIBEL; (2) GRAHAM VAN’T HOFF; (3) BARRY DICK; AND

(4) BRYN JONES IN THE COMPANY’S 2022 EQUITY COMPENSATION PLAN

Introduction

The purpose of the Plan is to promote the financial interests of the Company by providing a means through which current and prospective directors, officers, key employees and consultants of the Company can be retained and motivated through acquiring an equity interest in the Company or be paid incentive compensation in the form of the Company’s common stock.

This Proposal seeks approval of the Plan for the purposes of ASX Listing Rule 10.14 and for all other purposes to allow each of (1) Paul Weibel; (2) Graham van’t Hoff; (3) Barry Dick; and (4) Bryn Jones to participate in, and be granted awards under, the Plan (including as amended pursuant to Proposal Four).

Restriction on ability to issue securities without approval

ASX Listing Rule 10.14 requires a listed entity to obtain the approval of its shareholders before issuing equity securities (including Director Share Units, Restricted Share Units and Performance Share Units) to a director under an employee incentive scheme. Approval can be obtained, for the purposes of ASX Listing Rule 10.14, for the issue of equity securities to directors under an employee incentive scheme for a period of up to 3 years.

An issue of equity securities that is made with the approval of shareholders under ASX Listing Rule 10.14 does not count towards an entity’s placement capacity under ASX Listing Rule 7.1 and is an exception to ASX Listing Rule 10.11 (noting that the Company has sought and received a waiver from ASX Listing Rule 7.1 subject to certain conditions as announced on May, 1 2024).

An approval under ASX Listing Rule 10.14 ceases to be valid if there is a material change to the terms of the Plan from those disclosed at the time the approval was obtained. Approval was obtained for the purposes of ASX Listing Rule 10.14 for:

a)
Graham van’t Hoff to participate in the Plan at the Company’s 2022 Annual General Meeting held in April 2023; and
b)
Barry Dick to participate in the Plan at the Company’s 2023 Annual General Meeting held in June 2024.

Proposal Four seeks approval to amend the Plan to increase the aggregate number of shares that may be issued under the Plan by 5,000,000 shares. As this is considered a material change to the terms of the Plan, if Proposal Four is approved, the approvals previously obtained under ASX Listing Rule 10.14 will cease to apply. No previous approvals for Paul Weibel or Bryn Jones to participate in the Plan have been obtained.

The purpose of this Proposal is to seek approval, for the purpose of ASX Listing Rule 10.14 and for all other purposes, to allow each of (1) Paul Weibel; (2) Graham van’t Hoff; (3) Barry Dick; and (4) Bryn Jones, as directors, to participate in, and be granted awards under, the Plan (including as amended pursuant to Proposal Four). The approval for Mr. Weibel to participate in the Plan for the purposes of ASX Listing Rule 10.14 is subject to his election as a director pursuant to Proposal One. If Mr. Weibel is not elected as a director, he may continue to participate in the Plan (whether or not this Proposal is approved), as ASX Listing Rule 10.14 will not apply to the grant of awards to him.

If this Proposal is approved, the Company may continue to grant awards under the Plan to each of the directors as part of their remuneration for services provided.

If this Proposal is not approved, the Company will be restricted in its ability to issue awards to each of the directors without seeking further shareholder approval and may (if such approval is not obtained) instead be required to compensate the directors by way of cash or other form of remuneration.

The approval for each director to participate in the Plan will be voted on separately.

Additional information required by ASX Listing Rule 10.15

Pursuant to and in accordance with ASX Listing Rule 10.15, the following information is provided in relation to this Proposal:

a)
The Company is seeking approval for each of (1) Paul Weibel; (2) Graham van’t Hoff; (3) Barry Dick; and (4) Bryn Jones as current directors to participate in the Plan.

Each of (1) Graham van’t Hoff; (2) Barry Dick; and (3) Bryn Jones falls within ASX Listing Rule 10.14.1 because each is a current director of the Company.

Paul Weibel (if elected as a director of the Company pursuant to Proposal One) will fall within ASX Listing Rule 10.14.1 as he will become a director of the Company.

Any additional persons covered by ASX Listing Rule 10.14 who become entitled to participate in the Plan after this Proposal is approved and who are not named herein will not participate until approval is obtained under that rule.

b)
The maximum number of awards that can be allocated to the directors under the Plan in the next three (3) years cannot be calculated, because it is subject to the Company’s share price (as noted in e) below). However, the maximum potential value of awards that could be allocated annually under the Plan to the non-executive directors, based on their anticipated annual remuneration for 2025, is US$360,000. The total aggregate number of shares of common stock which may be issued or transferred pursuant to awards granted under the Plan may not exceed 7.5 million, assuming Proposal Four is approved. If Proposal Four is not approved, the total aggregate number of shares of common stock which may be issued or transferred pursuant to awards granted under the Plan may not exceed the total aggregate number of 2.5 million.

For non-executive directors, the value of awards granted is equal to 50% of their total annual remuneration. Awards are granted at the end of each quarter, for non-executive director services provided during that quarter. For executive directors, the value of awards granted is determined by the Board on recommendation of the Compensation Committee.

c)
The total annual remuneration payable to each director for whom approval to participate in the Plan is sought is as follows(1):

Paul Weibel	US$360,000(2)
Graham van't Hoff	US$280,000
Barry Dick	US$230,000
Bryn Jones	US$210,000

(1)	Remuneration is based on proposed Committee composition following the Annual Meeting.
(2)

Represents annual base salary as Chief Executive Officer. Mr. Weibel will not receive any additional compensation as a director. Mr. Weibel is eligible to earn an annual bonus of up to 80% of his base salary, subject to achievement of performance objectives as determined by the Board. Refer to the “Executive Compensation” section above for further details.

d)
The Company previously granted the following awards under the Plan to the directors for whom approval to participate in the Plan is sought. No consideration was paid for these awards.

Director(1)	RSUs (#)	PSUs (#)
Paul Weibel	74,098	282,797
Graham van’t Hoff	130,734	—
Barry Dick	17,462	—

(1) No awards have been previously granted to Bryn Jones.

e)
A summary of the material terms of the awards is set out in Proposal Four. Further details of the awards are set out in the Plan, a copy of which is included as Appendix B.

Awards are considered a cost-effective and efficient means of payment in consideration of services rendered by the directors. The value of awards is generally determined by reference to the average closing price of common stock for the quarter preceding the date of grant. The actual value (if any) that directors will receive from the grant of awards cannot be determined until the end of the relevant vesting conditions and will depend on the extent to which the vesting conditions are achieved.

f)
Awards will be allocated no later than 3 years after the date of the Annual Meeting.
g)
No cash consideration is payable for the grant of awards under the Plan.
h)
A summary of the material terms of the Plan is set out in Proposal Four, and a copy of the Plan is included as Appendix B.
i)
No loan will be provided by the Company to a Director in relation to the grant of awards under the Plan.
j)
Details of any awards granted pursuant to the Plan in any financial year will be set out in the Company’s annual report for that year, along with a statement that approval for the issue was obtained under ASX Listing Rule 10.14.
k)
A voting exclusion statement applies to Proposal Three, as set out on page 13 of this Proxy Statement.

Recommendation of Our Board of Directors

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT OUR STOCKHOLDERS VOTE “FOR” THE APPROVAL, FOR PURPOSES OF ASX LISTING RULE 10.14 AND FOR ALL OTHER PURPOSES, OF THE PARTICIPATION BY EACH OF (1) PAUL WEIBEL; (2) GRAHAM VAN’T HOFF; (3) BARRY DICK; AND (4) BRYN JONES IN THE COMPANY’S 2022 EQUITY COMPENSATION PLAN.

PROPOSAL FOUR

TO APPROVE AN AMENDMENT TO THE 5E ADVANCED MATERIALS, INC. 2022 EQUITY COMPENSATION PLAN TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK AUTHORIZED FOR ISSUANCE

Introduction

On October 31, 2024, our Board adopted the First Amendment (“Plan Amendment”) to the 5E Advanced Materials, Inc. 2022 Equity Compensation Plan (the “Incentive Plan”), which increases the aggregate number of shares reserved for issuance under the Incentive Plan by 5,000,000 shares.

We refer to the Incentive Plan, as amended by the Plan Amendment, as the “Amended Plan”. The Plan Amendment is subject to shareholder approval. If approved by our shareholders, the Plan Amendment will become effective as of the date the Board adopted the Plan Amendment (the “Amendment Effective Date”). The Board recommends that you vote “FOR” the approval of the Plan Amendment.

Why Shareholders Should Vote to Approve the Plan Amendment

The existing Incentive Plan was adopted by our Board in March 2022, and was approved by our shareholders at our 2022 annual meeting of shareholders, held on April 17, 2023.

We do not have any other stock incentive plans pursuant to which equity awards can be granted; however, we previously granted equity awards, which remain outstanding, under the employee share option plan of the Company’s predecessor, ABR (the “ABR Employee Share Option Plan”). We are asking our shareholders to approve the Plan Amendment because we believe the availability of an adequate reserve of shares under the Incentive Plan is an integral part of our compensation program, as well as our continued growth and success. If the Plan Amendment is not approved, we believe the foregoing goals will be adversely affected.

•
Equity Incentive Awards Are an Important Part of Our Compensation Philosophy. We believe our future success depends on our ability to attract, motivate, and retain high quality talent, and that the ability to continue to provide equity-based incentives is critical to achieving this success as we compete for talent in an industry in which equity compensation is market practice and is expected by many existing personnel and prospective candidates. The Incentive Plan was structured to provide the Company with the necessary flexibility to design long-term incentive programs for our employees that align with our compensation philosophy, and more effectively support the strategic priorities of our organization. By maintaining a long-term incentive plan such as the Incentive Plan, our Compensation Committee will be able to design and implement compensation programs that retain our key employees, compensate those employees based on the performance of the Company and other individual performance factors, align the goals and objectives of our employees with the interests of our shareholders and promote a focus on long-term value creation.
•
We Manage Our Equity Incentive Award Use Carefully. We manage our long-term shareholder dilution and share usage by limiting the number of equity awards granted annually. Our Compensation Committee carefully monitors our equity share usage to ensure that we maximize shareholder value.

Information on Equity Compensation Plans as of December 10, 2024

The information included in this Proxy Statement and our 2024 Annual Report on Form 10-K is updated by the following information regarding all existing equity compensation plans as of December 10, 2024 (which consists of the Incentive Plan and the ABR Employee Share Option Plan):

Incentive Plan
Total Number of Shares Subject to Full-Value Awards Outstanding(1)	909,464
Total Number of Shares Subject to Stock Options Outstanding	1,225,000
Weighted Average Remaining Term of Outstanding Options (in years)	4.5
Weighted Average Exercise Price of Outstanding Options(2)	$3.33
Total Number of Shares Available for Grant Under the Incentive Plan(3)	596
ABR Employee Share Option Plan
Total Number of Shares Subject to Stock Options Outstanding	1,666,665
Weighted Average Remaining Term of Outstanding Options (in years)	0.5
Weighted Average Exercise Price of Outstanding Options	17.5
Total Number of Shares Available for Grant Under the ABR Employee Share Option Plan(4)	—
Total Number of Shares of Common Stock Outstanding	68,887,370

(1)

Includes restricted share units (“RSUs”), performance share units (“PSUs”), and director restricted share units (“DSUs”). The number of shares subject to full-value awards outstanding reflects PSU awards outstanding based on the achievement of “target” performance goals.

(2)

Represents the weighted-average exercise price of the applicable outstanding options. RSUs, PSUs, and DSUs outstanding under the Incentive Plan vest and convert to shares of common stock without the payment of consideration. Therefore, the weighted-average exercise price excludes RSUs, PSUs and DSUs outstanding under the Incentive Plan.

(3)

The Incentive Plan is the only equity plan under which we may currently grant new equity awards. The number of shares remaining available for future grant under the Incentive Plan reflects the number of PSU awards outstanding based on the achievement of “target” performance goals.

(4)	The Incentive Plan is the successor to the ABR Employee Share Option Plan.

Background of Determination of Shares Under the Plan Amendment

As mentioned above, in its determination to approve the Plan Amendment, the Board was primarily motivated by a desire to ensure the Company has an available pool of shares from which to grant long-term equity-based incentive awards, which the Board believes is an incentive and retention mechanism for our employees, consultants and non-employee directors. The Board considered key factors in making its determination including our historical grant rates, the shares remaining available for issuance under the Incentive Plan, and the potential dilution associated with the Incentive Plan.

This review included a consideration of the following key metrics, factors and philosophies:

•
In fiscal year 2024, we granted equity awards covering 1,156,470 shares of our common stock. On average, over the fiscal 2022—2024 period, we granted 1,409,477 shares annually. The amounts include PSUs based on the achievement of “target” performance goals.
•
Our three-year average annual share pool usage over the most recently completed three-fiscal year period (or “burn rate”) was approximately 3.2%, as shown in the following table.

Burn Rate Information	FY 2022	FY 2023	FY 2024	Three-Year Average (FY 2022 – FY 2024)
Stock Options Granted	1,700,000	800,000	575,000	1,025,000
RSUs Granted	19,224	236,639	186,639	147,501
PSUs Granted (at “target”)	19,210	181,443	121,639	107,431
DSUs Granted	29,608	85,836	273,192	129,545
PSUs Earned/Vested	—	—	—	—
Total Awards Granted(1)	1,768,042	1,303,918	1,156,470	1,409,477
Weighted Average Common Shares Outstanding (Basic)	40,807,148	43,842,147	52,522,732	45,724,009
Gross Burn Rate(2)	4.3%	3.0%	2.2%	3.2%

(1)

Includes (A) stock options, RSUs, and DSUs granted and (B) PSUs vested or earned in the applicable year based on actual achievement of performance goals. The number of stock options that were forfeited or expired during FY 2022, FY 2023, and FY 2024 was 476,666, 651,667, and 760,668, respectively. The number of PSUs, RSUs, and DSUs that were forfeited during FY 2022, FY 2023, and FY 2024 was zero, 161,857, and 303,385, respectively.

(2)

Gross burn rate is calculated as (A) the total number of stock-settled equity awards granted during the applicable year (with performance awards counted at “target” levels), divided (B) by the weighted average common shares outstanding for the applicable year.

•
An additional metric that we use to measure the cumulative dilutive impact of our equity-based awards program is fully diluted overhang, which is the sum of (1) the number of shares subject to equity awards outstanding (assuming performance at the “target” performance level), but not exercised or settled and (2) the number of shares available to be granted under our equity compensation plans, divided by the sum of (A) the total common shares outstanding, (B) the number of shares subject to equity awards outstanding but not exercised or settled, and (C) the number of shares available to be granted under our equity compensation plans. Our approximate fully-diluted overhang as of December 10, 2024, was 5.2%. If the Plan Amendment had been approved as of such date, our approximate potential overhang, on a fully-diluted basis, would increase by 6.1% to 11.3% and then would decline over time.

If approved by our shareholders, the Plan Amendment would increase the aggregate number of shares available for grant by 5,000,000 shares of common stock.

If we exhaust the share reserve under the Incentive Plan without approval of the Plan Amendment, we would lose an important element of our compensation program that is essential to attract, motivate and retain highly qualified talent, and that aligns the interests of our employees with our shareholders.

In light of the factors described above, the Board believes that the size of the share reserve proposed by the Plan Amendment is reasonable and appropriate at this time.

To the extent we grant any awards between December 10, 2024 and the date of this Annual Meeting, the available share reserve under the Amended Plan will be reduced from 5,000,596 shares (i.e., the remaining available reserve as of December 10, 2024 (596 shares, assuming the achievement of outstanding PSUs at “target” performance goals) plus 5,000,000 shares) by the number of shares that we grant during such period.

The Amended Plan Combines Compensation and Governance Best Practices

The Amended Plan includes provisions that are designed to protect our shareholders’ interests and to reflect corporate governance best practices including:

•
Shareholder approval is required for additional shares. The Amended Plan does not contain an annual “evergreen” provision. The Amended Plan authorizes a fixed number of shares, so that shareholder approval is required to increase the maximum number of shares of our common stock which may be issued under the Amended Plan.
•
No discount stock options. All stock options will have an exercise price equal to or greater than the fair market value of our common stock on the date the stock option is granted.
•
Repricing and cash buyouts are not allowed. The Amended Plan prohibits the repricing or other exchange of underwater stock options for new awards or cash without prior shareholder approval.
•
Clawback. The Amended Plan provides that all awards will be subject to the Company’s clawback policy (to the extent the policy applies).

Shareholder Approval

As mentioned above, if this Plan Amendment is approved, then as of the Amendment Effective Date, an aggregate of (i) 5,000,000 shares and (ii) any shares which are subject to awards outstanding under the Incentive Plan which become available for issuance under the Amended Plan following the effective date of the existing Incentive Plan will be reserved for issuance pursuant to the Amended Plan. Approval of the Plan Amendment will constitute approval pursuant to the Nasdaq Stock Market shareholder approval requirements applicable to equity compensation plans.

If our shareholders do not approve the Plan Amendment pursuant to this Proposal Four, the additional shares proposed by the Plan Amendment will not become available for issuance and the existing Incentive Plan (not as amended by the Plan Amendment) will continue in full force and effect, without giving effect to the Plan Amendment, and we may continue to grant equity-based awards under the Incentive Plan subject to shares remaining available for grant under the Incentive Plan.

Material Terms of the Amended Plan

Summary of the Amended Plan

This section summarizes certain principal features of the Amended Plan. The summary is qualified in its entirety by reference to the complete text of the Plan Amendment, which is attached hereto as Appendix A, and the Incentive Plan, which is attached hereto as Appendix B.

Eligibility; Administration

Employees and non-employee directors of our Company or any of its affiliates and consultants, advisers or other persons or entities that can be granted an award that is eligible to be registered on a Form S-8 Registration Statement will be eligible to receive awards under the Amended Plan. Approximately 39 employees, 6 non-employee directors, and 1 consultant is eligible to receive awards under the Amended Plan. The Amended Plan will be administered by the Board or, to the extent it has delegated its authority under the Amended Plan, the Compensation Committee of the Board (or such other committee of the Board) (the “Plan Administrator”). The Compensation Committee is comprised of “nonemployee directors” for purposes of Rule 16b-3 under the Exchange Act. The Plan Administrator has the power in its discretion to grant awards under the Amended Plan, to designate the eligible participants, to determine the terms and conditions of such awards, to construe and interpret the provisions of the Amended Plan, and to make any other determination and take any other action as it deems necessary or desirable for the administration of the Amended Plan and to protect our interests, among other authority provided under the Amended Plan.

Limitation on Awards and Shares Available

As of December 10, 2024, there were 596 shares remaining available for grant under the existing Incentive Plan (assuming achievement of outstanding PSUs at “target” performance goals). As described above, if this Proposal Four is approved, then, as of the Amendment Effective Date, the aggregate number of shares reserved for issuance under the Amended Plan will equal 7,500,000 shares of our common stock. The shares issued under the Amended Plan may be authorized but unissued shares, shares held in treasury or shares purchased in the open market or by private purchase.

As noted above, while we may continue to grant further awards under the existing Incentive Plan prior to the Annual Meeting date, to the extent we do so, the available share reserve under the Amended Plan will be reduced by the number of shares that we grant under the Incentive Plan, if any, between December 10, 2024 and the Annual Meeting date.

To the extent that an award is canceled, forfeited, or terminated without issuance of the full number of shares to which the award related, any shares subject to the award will be available for future grant under the Amended Plan. Additionally, shares withheld in payment of the exercise price or tax-related items with respect to awards will be returned to the Amended Plan for future grants of awards. To the extent an award is paid out in cash rather than shares, such cash payment shall not reduce the number of shares available for issuance under the Amended Plan.

Awards granted under the Amended Plan upon the assumption of, or in substitution for, awards authorized or outstanding under a qualifying equity plan maintained by an entity with which the Company enters into a merger or similar corporate transaction will not reduce the shares authorized for grant under the Amended Plan.

The number of shares that may be issued to any individual under the Amended Plan (when combined with all of our other securities-based arrangements, as applicable) may not exceed 2% of our outstanding number of issued shares from time to time. In addition, under the Amended Plan, the maximum aggregate value of cash compensation and equity-based awards which may be granted to a non-employee director in any fiscal year is $750,000 (calculating the value of any such awards based on the grant-date fair value of such awards for financial-reporting purposes).

•
Awards. The Amended Plan provides for the grant of nonqualified stock options (“NSOs”), RSUs, PSUs, DSUs, performance cash units (PCUs), and other equity-based awards. Certain awards under the Amended Plan may constitute or provide for a deferral of compensation, subject to Section 409A of the Code, which may impose additional requirements on the terms and conditions of such awards. All awards will be set forth in award agreements, which will detail all terms and conditions of the awards, including any applicable vesting and payment terms. Awards other than cash awards will generally be settled in shares of our common stock, but the Plan Administrator may provide for cash settlement of any award. A brief description of each award type follows.
•
Stock Options. Only non-qualified stock options may be granted under the Amended Plan. Stock options provide for the purchase of shares of our common stock in the future at an exercise price set on the grant date. The exercise price of a stock option may not be less than 100% of the fair market value of the underlying share on the date of grant, except with stockholder approval or in connection with a change in our capitalization. The term of a stock option may not be longer than ten years. Vesting conditions determined by the Plan Administrator may apply to stock options, may include continued service, performance and/or other conditions.
•
RSUs, PSUs, and DSUs. RSUs and DSUs are contractual promises to deliver shares of our common stock in the future, which may also remain forfeitable unless and until specified conditions are met. Delivery of the shares underlying these awards may be deferred under the terms of the award or at the election of the participant, if the Plan Administrator permits such a deferral. PSUs are contractual promises to deliver a number of shares of our common stock in the future based on the attainment of specified performance goals, in addition to other conditions that may apply to these awards. Conditions applicable to RSUs, PSUs and DSUs may be based on continuing service with us or our affiliates, the attainment of performance goals and/or such other conditions as the plan administrator may determine. RSUs, PSUs and DSUs may be settled in cash, shares, or a combination of cash and shares. Dividend equivalent rights, which represent a right to receive the equivalent value of dividends paid on shares, may be granted in connection with DSUs.
•
PCUs. PCUs are contractual promises to deliver a specified cash value, as determined by the Plan Administrator, in the future, based on the attainment of specified performance goals, in addition to other conditions that may apply to these awards. Delivery of the consideration underlying the PCUs may be deferred under the terms of the award or at the election of the participant, if the Plan Administrator permits such a deferral. Conditions applicable to PCUs may be based on continuing service with us or our affiliates and/or such other conditions as the Plan Administrator may determine. PCUs may be settled in cash, shares, or a combination of cash and shares.
•
Other Equity-Based Awards. Other equity-based awards under the Amended Plan may be denominated in shares of common stock or based upon the value or otherwise related to shares of common stock, alone or in tandem with other awards, in such amounts and, dependent on such other conditions as the Plan Administrator shall from time to time in its sole discretion determine.
•
Restriction on Repricing. Absent shareholder approval, neither the Compensation Committee nor our Board has the authority, with or without the consent of the affected holders of stock options, to “reprice” any stock option after the date of its initial grant with a lower exercise price in substitution for the original exercise price, except in connection with a change in our capitalization.
•
Separation from Service. In the event that a participant’s service ceases during the vesting period, any unvested options, RSUs, PSUs, and PCUs held by the participant shall expire and be forfeited immediately; provided, however, that the Plan Administrator shall have the absolute discretion to accelerate the vesting of such awards. In respect of options, except as otherwise provided in an award agreement, vested options must be exercised in accordance with the terms of the Amended Plan by the earlier of the first anniversary date of the termination of service and the expiry date of the option. In respect of PSUs and PCUs, should the Plan Administrator choose to accelerate vesting of PSUs or PCUs, performance-vesting conditions will be waived. In respect of DSUs, all unvested DSUs will automatically vest on the first business day following the date the individual ceases to hold any directorship with us or one of our affiliates.
•
Certain Transactions. In the event of any equity restructuring that causes the per share value of shares of common stock to change, such as a stock dividend, stock split, spinoff, rights offering or recapitalization through an extraordinary cash dividend, the number, class and type of securities available under the Amended Plan shall be adjusted and all outstanding awards shall be adjusted by the Plan Administrator in accordance with Section 409A of the Code. In the event of any other change in corporate capitalization, including a merger, consolidation, reorganization, or partial or complete liquidation of the Company, such equitable adjustments described in the foregoing sentence may be made as determined to be appropriate and equitable by the Plan Administrator to prevent dilution or enlargement of rights of participants. The effect, if any, of certain transactions described in the Amended Plan constituting a change in control of the Company on any awards outstanding at the time immediately prior to such change in control will be specifically set forth in the corresponding award agreement, or if no such treatment is specified, then such outstanding awards shall be subject to any agreement of purchase, merger, or reorganization that effects such change in control, which agreement shall provide for treatment of such awards.
•
Claw-Back Provisions; Foreign Participants; Transferability; Participant Payments. All awards will be subject to the provisions of the Company’s compensation recovery policy, as such policy may be amended from time to time, that requires the recovery of certain erroneously paid incentive compensation received by our Section 16 officers on or after October 2, 2023. The Plan Administrator may modify award terms, establish subplans and/or adjust other terms and conditions of awards, subject to the share limits described above, in order to facilitate grants of awards subject to the laws and/or stock exchange rules of countries outside of the United States. No award may be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by a participant, except by will or by the laws of descent and distribution. With regard to tax withholding, the Plan Administrator may require a recipient to remit and will have the right to deduct or withhold an amount sufficient to satisfy applicable withholding tax requirements with respect to any award granted under the Amended Plan.
•
Plan Amendment and Termination. Our Board may amend or terminate the Amended Plan at any time; however, the Company will obtain shareholder approval of any amendment to the extent necessary to comply with applicable law and for any amendment (i) to the aggregate number of shares of common stock issuable under the Amended Plan, (ii) to the limitations on shares that may be reserved for issuance, or issued, to insiders, (iii) that would reduce the exercise price of an outstanding option other than pursuant to a declaration of stock dividends of shares or consolidations, sub-divisions or reclassification of shares, or otherwise, and (iv) that would extend the expiry date of any option granted under the Amended Plan. The Amended Plan will remain in effect until terminated by the Board. No awards may be granted under the Amended Plan after its termination.

Material U.S. Federal Income Tax Consequences

The following is a general summary under current law of the principal United States federal income tax consequences related to awards under the Amended Plan. This summary deals with the general federal income tax principles that apply and is provided only for general information. Some kinds of taxes, such as state, local and foreign income taxes and federal employment taxes, are not discussed. This summary is not intended as tax advice to participants, who should consult their own tax advisors.

•
Non-Qualified Stock Options. If a participant is granted nonqualified stock option under the Amended Plan, the participant should not have taxable income on the grant of the option. Generally, the participant should recognize ordinary income at the time of exercise in an amount equal to the fair market value of the shares acquired on the date of exercise, less the exercise price paid for the shares. The participant’s basis in the common stock for purposes of determining gain or loss on a subsequent sale or disposition of such shares generally will be the fair market value of our common stock on the date the participant exercises such option. Any subsequent gain or loss will be taxable as a long-term or short-term capital gain or loss. We or our subsidiaries or affiliates generally should be entitled to a federal income tax deduction at the time and for the same amount as the participant recognizes ordinary income.
•
Other Awards. The current federal income tax consequences of other awards authorized under the Amended Plan generally follow certain basic patterns: RSUs, PSUs, DSUs, PCUs and other stock awards are generally subject to tax at the time of payment. We or our subsidiaries or affiliates generally should be entitled to a federal income tax deduction at the time and for the same amount as the participant recognizes ordinary income.

Section 409A of the Code

Certain types of awards under the Amended Plan may constitute, or provide for, a deferral of compensation subject to Section 409A of the Code. Unless certain requirements set forth in Section 409A of the Code are complied with, holders of such awards may be taxed earlier than would otherwise be the case (e.g., at the time of vesting instead of the time of payment) and may be subject to an additional 20% penalty tax (and, potentially, certain interest, penalties and additional state taxes). To the extent applicable, the Amended Plan and awards granted under the Amended Plan are intended to be structured and interpreted in a manner intended to either comply with or be exempt from Section 409A of the Code and the Department of Treasury regulations and other interpretive guidance that may be issued under Section 409A of the Code. To the extent determined necessary or appropriate by the Plan Administrator, the Amended Plan and applicable award agreements may be amended to further comply with Section 409A of the Code or to exempt the applicable awards from Section 409A of the Code.

New Plan Benefits

Except for grants of RSUs that will be awarded to each non-employee director serving on our Board shortly after the Annual Meeting for Board service from October 31, 2024 through December 31, 2024 with an approximate aggregate value of $138,500, reflected in the table below, future awards that our named executive officers, directors, other executive officers and other employees and consultants may receive under the Amended Plan will be determined in the discretion of our Board or Compensation Committee, and neither our Board nor the Compensation Committee has made any determination to make future grants to any persons under the Amended Plan as of the date of this Annual Meeting. Therefore, it is not possible to determine the future benefits that will be received by these participants under the Amended Plan.

Name and Position	Dollar Value ($)	Number of Shares (#)
Paul Weibel, President, Chief Executive Officer, Treasurer and Corporate Secretary	—	—
Joshua Malm, Chief Financial Officer	—	—
Susan Brennan, Former President, Chief Executive Officer and Director	—	—
All Current Executive Officers as a Group	—	—
All Current Non-Executive Directors as a Group	138,500(1)	(2)
All Employees, Including all Current Officers who are not Executive Officers, as a Group	—	—

(1)

Non-employee directors serving on our Board on the date of this Annual Meeting are expected to be awarded RSUs with the following approximate cash values: Graham van’t Hoff $35,000; Davis Salisbury $32,000, H. Keith Jennings $23,500; Barry Dick $16,000; Bryn Jones $16,000 and Jimmy Lim $16,000.

(2)

The aggregate number of RSUs to be granted to non-employee directors is not included in the table above as the number of shares subject to their awards will depend on the average closing price of our common stock over the period from October 1, 2024 to December 31, 2024, both dates inclusive.

Plan Benefits

The table below sets forth summary information concerning the number of shares of our common stock subject to equity awards granted to certain persons under the Incentive Plan as of December 10, 2024. The closing per share market value of our stock on December 10, 2024, was $0.45.

Certain awards set forth in this table for the named executive officers were granted in fiscal year 2024 and therefore also are included in the Summary Compensation Table set forth in this Proxy Statement and are not additional awards. Certain awards set forth in this table for the non-employee directors were granted in fiscal year 2024 and therefore also are included in the Compensation of Non-Employee Directors Table set forth in this Proxy Statement and are not additional awards.

Name and Position	Options (#)	RSUs (#)	PSUs (#)(1)
Executive Officers
Paul Weibel, President, Chief Executive Officer, Treasurer and Corporate Secretary	—	74,098	282,797
Joshua Malm, Chief Financial Officer	—	—	—
Susan Brennan, Former President, Chief Executive Officer and Director	400,000	117,925	117,925
All Current Executive Officers as a Group	—	74,098	282,797
All Current Non-Executive Officers as a Group	—	—	—
Current Director Nominees:(2)
Graham van’t Hoff	—	130,734	—
Barry Dick	—	17,462	—
Bryn Jones	—	—	—
Each Associate of any such Directors, Executive Officers or Nominees	—	—	—
Each Other Person who Received or are to Receive 5% of Such Options or Rights	1,150,000	201,293	231,361
All Employees, Including all Current Officers who are not Executive Officers, as a Group	1,400,000	389,026	327,044

(1)	Based on “target” levels of performance for PSU awards.
(2)	The information for Mr. Weibel, who is standing for election at the Annual Meeting, is set forth above.

Recommendation of our Board of Directors

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT OUR STOCKHOLDERS VOTE “FOR” THE APPROVAL OF AN AMENDMENT TO THE INCENTIVE PLAN TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK AUTHORIZED FOR ISSUANCE.

PROPOSAL FIVE

TO APPROVE, FOR PURPOSES OF NASDAQ LISTING RULE 5635 AND FOR ALL OTHER PURPOSES, THE ISSUANCE OF additional shares of THE COMPANY’S Common Stock upon a Make-Whole Fundamental Change and upon conversion of the Convertible Notes ISSUABLE UNDER the amended and restated Note purchase Agreement

The Proposal

In September 2024, the Company entered into an amendment (“Amendment No. 3”) to the Amended and Restated Note Purchase Agreement, dated as of January 18, 2024 (as amended, the “NPA”), pursuant to which the Company (i) issued and sold $6.0 million aggregate principal amount of convertible promissory notes (the “Notes”) and (ii) amended and restated the NPA in the form attached as Annex A to Amendment No. 3 (as amended, the “A&R NPA”).

The Notes are substantially identical to the existing $75.1 aggregate principal amount of convertible promissory notes previously issued by the Company in August 2022 and June 2024, which bear interest at a rate of 4.50% per annum, payable semi-annually beginning on February 15, 2025, or 10.00% per annum if the Company elects to pay such interest in kind through the delivery of additional Notes, except that the Notes are initially convertible into an aggregate of 6,400,001 shares of the Company’s common stock at a conversion rate of 1066.6667 shares per $1,000 principal amount of Notes, representing a conversion price of $0.9375 per share. The conversion rate is subject to adjustment (a “Make-Whole Adjustment”) in accordance with the terms of the A&R NPA, including in connection with certain change of control transactions or other events specified in the A&R NPA (a “Make-Whole Fundamental Change”). Based on the timing of a Make-Whole Fundamental Change and the trading price of the common stock at such time or the cash received by holders of the common stock in connection therewith, as applicable, the conversion rate of the Notes will be increased by up to 444.4445 additional shares of common stock per $1,000 principal amount of Notes upon the occurrence of a Make-Whole Fundamental Change, reflecting up to 3,908,615 additional shares of common stock becoming issuable in the event of a Make-Whole Fundamental Change (assuming the Company elects to pay all interest on the Notes in kind through the delivery of additional Notes through maturity).

A copy of Amendment No. 3 and the A&R NPA and a summary of such documents are included in a Current Report on Form 8-K the Company filed with the SEC on September 16, 2024.

The Company’s common stock is listed on the Nasdaq Global Select Market and its CDIs are listed on the ASX, and, as such, the Company is subject to Nasdaq Listing Rules, including Nasdaq Listing Rule 5635, and the ASX Listing Rules.

Pursuant to Nasdaq listing Rule 5635(d), stockholder approval is required prior to the issuance of securities in a transaction, other than a public offering, involving the sale, issuance or potential issuance by the Company of common stock (or securities convertible into or exercisable for common stock), which equals 20% or more of the common stock or 20% or more of the voting power outstanding before the issuance, at a price less than the lower of: (i) the closing price immediately preceding the signing of the binding agreement or (ii) the average closing price of the common stock for the five trading days immediately preceding the signing of the binding agreement for the transaction.

In light of this rule, the A&R NPA provides that the maximum number of shares of common stock issuable upon conversion of the Notes pursuant to a Make-Whole Fundamental Change is subject to approval by the Company’s stockholders. Additionally, the Company is also seeking approval for the issuance of all shares of common stock that may become issuable under the Notes in order to avoid future possible constraints under Nasdaq Listing Rules on its ability to raise additional capital, as detailed below.

A summary of the shares of common stock issuable as a result of Amendment No. 3 and for which the Company seeks approval are as follows:

•
6,400,001 shares of common stock initially issuable upon conversion of the Notes, based on the initial conversion rate of 1066.6667 shares of common stock per $1,000 principal amount of Notes;
•
up to an additional 6,889,285 shares of common stock issuable upon conversion of the Notes that may be issued if the Company elects to pay all interest on the Notes in kind through the delivery of additional Notes, based on the initial conversion rate of 1066.6667 shares of common stock per $1,000 principal amount of Notes; and
•
up to 444.4445 additional shares of common stock per $1,000 principal amount of Notes (or 3,908,615 shares in the aggregate) that could become issuable in accordance with a Make-Whole Fundamental Change (assuming the Company elects to pay all interest on the Notes in kind through the delivery of additional Notes through maturity).

As announced on May 1, 2024, the Company has sought and received a waiver from ASX Listing Rule 7.1 on an ongoing basis to permit the Company to issue securities without security holder approval under ASX Listing Rule 7.1, subject to certain conditions. Accordingly, in reliance on this waiver, the Company does not intend to seek approval for this Proposal for the purposes of ASX Listing Rule 7.1.

Effect on Current Stockholders if This Proposal is Approved

Each share of common stock issuable upon conversion of the Notes would have the same rights and privileges as each share of the Company’s currently outstanding common stock. The issuance of such shares will not affect the rights of the holders of the Company’s common stock, but such issuances will have a dilutive effect on the existing stockholders, which may be significant, including the voting power and economic rights of the existing stockholders, and may result in a decline in the Company’s stock price or greater price volatility.

Effect on Current Stockholders if This Proposal is Not Approved

The Company is not seeking the approval of its stockholders to authorize its entry into Amendment No. 3, as the Company has already done so, and such documents already are binding obligations of the Company.

If the stockholders do not approve this proposal, the Company may have difficulty raising additional capital necessary to implement its business plans and continue as a going concern. Specifically, in considering a listed company’s compliance with Nasdaq Listing Rule 5635(d), Nasdaq reserves discretion to determine whether shares issued in separate transactions should be aggregated for purposes of calculating whether a company has issued or agreed to issue 20% or more of its common stock. Depending on the timing, structure and other characteristics of any subsequent transaction that the Company may wish to pursue, Nasdaq could determine that a subsequent transaction should be aggregated with the sale of the Notes, which may materially restrict the Company’s ability to raise additional capital that it needs to implement its business plans and continue as a going concern.

The Company’s ability to successfully implement its business plans and ultimately generate value for its stockholders is dependent upon its ability to raise capital and satisfy its ongoing business needs. If the Company is unable to raise additional capital due to its obligations under the Nasdaq Listing Rules and the terms of the A&R NPA, it may result in a delay in or modification or abandonment of the Company’s business plans, or prevent the Company from continuing as a going concern.

Recommendation of our Board of Directors

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT OUR STOCKHOLDERS VOTE “FOR” THE APPROVAL, FOR PURPOSES OF NASDAQ LISTING RULE 5635 AND FOR ALL OTHER PURPOSES, OF THE ISSUANCE OF additional shares of our Common Stock upon a Make-Whole Fundamental Change and upon conversion of the Convertible Notes ISSUABLE UNDER the Amended and restated Note purchase Agreement.

PROPOSAL SIX

TO APPROVE A POTENTIAL FUTURE PRIVATE OFFERING

The Proposal

The Company’s common stock is currently listed on The Nasdaq Global Select Market, and, as such, the Company is subject to the Nasdaq Listing Rules. As discussed above in Proposal Five, Nasdaq Listing Rule 5635(d) requires the Company to obtain stockholder approval prior to the issuance of securities in a transaction, other than a public offering, involving the sale, issuance or potential issuance by the Company of common stock (or securities convertible into or exercisable for common stock), which equals 20% or more of the common stock or 20% or more of the voting power outstanding before the issuance, at a price less than the lower of: (i) the closing price immediately preceding the signing of the binding agreement or (ii) the average closing price of the common stock for the five trading days immediately preceding the signing of the binding agreement for the transaction. Shares of the Company’s common stock issuable upon the exercise or conversion of warrants, options, debt instruments, preferred stock or other equity securities issued or granted in such non-public offerings will be considered shares issued in such a transaction in determining whether the 20% limit has been reached, except in certain circumstances, such as issuing warrants that are not exercisable for a minimum of six months and have an exercise price that exceeds market value. As discussed above in Proposal Five, in considering a listed company’s compliance with Nasdaq Listing Rule 5635(d), Nasdaq also reserves discretion to determine whether shares issued in separate transactions should be aggregated for purposes of calculating whether a company has issued or agreed to issue 20% or more of its common stock. During August 2024, the Company issued shares of common stock in a capital-raising activity that it believes Nasdaq could determine should be aggregated with future capital-raising activities of the Company, depending on the facts and circumstances surrounding such activities.

As disclosed in its Quarterly Report on Form 10-Q for the period ended September 30, 2024, management concluded that there was substantial doubt about the Company’s ability to continue as a going concern, and that the Company would need additional financing in order to continue as a going concern and maintain a cash balance in excess of the $7.5 million minimum cash covenant contained in the Amended and Restated Note Purchase Agreement, which goes into effect December 31, 2024. As of September 30, 2024, the Company had cash and cash equivalents of $6.8 million.

In addition, as previously disclosed by the Company, on November 20, 2024, the Company received a written notice from Nasdaq notifying the Company that the Company was not in compliance with the minimum stockholders’ equity requirement set forth in Nasdaq Listing Rule 5450(b)(1), which requires companies listed on the Nasdaq Global Select Market to maintain a minimum of $10,000,000 in stockholders’ equity for continued listing (the “Stockholders’ Equity Rule”). The Company’s Quarterly Report on Form 10-Q for the period ended September 30, 2024 reported stockholders’ equity of $2,094,000 as of September 30, 2024. In accordance with Nasdaq Listing Rule 5810(c)(2)(A), the Company has been provided 45 calendar days, or until January 6, 2025, to submit a plan to regain compliance (the “Compliance Plan”). If the Compliance Plan is accepted, Nasdaq may grant an extension of up to 180 calendar days from the date of the Notice to evidence compliance. If Nasdaq does not accept the Compliance Plan, the Company will have the opportunity to appeal that decision to a Nasdaq Hearings Panel. The Company intends to submit the Compliance Plan on or before January 6, 2025. However, there can be no assurance that the Company will submit the Compliance Plan in a timely manner or that Nasdaq will grant the Company any extension of time to regain compliance with the Stockholders’ Equity Rule or that the Company will regain compliance with the Stockholders’ Equity Requirement or otherwise maintain compliance with any of the other listing requirements. The ability to raise equity, and to do so with the increased flexibility that approval of this proposal would provide, will help to facilitate our ability to regain compliance with the Stockholders’ Equity Rule.

In light of the foregoing, the Company may seek to raise additional capital to bolster its liquidity profile, regain compliance with Nasdaq listing rules, implement its business strategy and enhance its overall capitalization. It has not determined the particular terms for such prospective offerings. Because the Company may seek additional capital that triggers the requirements of Nasdaq Listing Rule 5635(d), it is seeking stockholder approval now, so that it may take full advantage of any opportunities that may develop in the equity or convertible debt markets. Therefore, the Company believes that stockholder approval of this proposal will provide the Company with a short-term ability to raise important capital without undue expense or delay if the appropriate opportunity arises, on the terms outlined below.

The Company is submitting this proposal, which it refers to as the Private Offering Proposal, to its stockholders for their approval of the potential issuance of shares of the Company’s common stock, or securities convertible into its common stock, in one or more non-public capital-raising transactions, or offerings, subject to the following limitations:

•
The aggregate number of shares issued (or issuable) in the offerings will not exceed 110,000,000 shares of the Company’s common stock, subject to adjustment for any reverse stock split effected prior to the offerings (including pursuant to preferred stock, options, warrants, convertible debt or other securities exercisable for or convertible into common stock);

•
The total aggregate consideration will not exceed $50 million;
•
The maximum discount at which securities will be offered will be equivalent to a discount of 25% below the market price of the Company’s common stock at the time of issuance (as determined based on an aggregate, weighted average of the effective price of the securities sold therein), in recognition that the historical volatility in the price of the common stock makes the pricing discount of the common stock required by investors at any particular time difficult, at this time, to predict;
•
Such offerings will occur, if at all, on or before the date that is the three months following the date that the Private Offering Proposal is approved by the Company’s stockholders; and
•
Such other terms as the Board of Directors shall deem to be in the best interests of the Company and its stockholders, not inconsistent with the foregoing.

If stockholders approve this proposal, the Company would be permitted to issue securities on the terms and within the timeframe described above without any further authorization from its stockholders for purposes of Nasdaq Listing Rule 5635(d) (and the Company does not expect to solicit further authorization in connection with any such securities issuance, unless otherwise required by applicable law). This proposal would not, however, enable the Company to enter into any transaction that would constitute a change of control under Nasdaq Listing Rule 5635(b) without further authorization from its stockholders.

Effect of Issuance of Securities

The potential issuance of up to 110,000,000 shares of common stock would result in a significant increase in the number of shares of the Company’s common stock outstanding, and, as a result, would likely lead to the Company’s current stockholders owning a smaller percentage of the Company’s outstanding shares of common stock.

While the dilutive effect of the potential issuance cannot be determined, it may be material to the Company’s stockholders. The table below illustrates the potential dilutive impact of such offering based on 68,883,030 shares of common stock issued and outstanding as of November 12, 2024 and assuming various numbers of shares of common stock are issued and sold in such offering.

Shares Issued in Illustrative Offering	Shares Outstanding After Illustrative Offering	Existing Stockholder Ownership After Illustrative Offering	Existing Stockholder Ownership After Illustrative Offering and Assuming Issuance of All Additional Shares Reserved for Issuance Prior to the Illustrative Offering(1)
27,500,000	96,383,030	71.5%	35.7%
55,000,000	123,883,030	55.6%	31.3%
82,500,000	151,383,030	45.5%	27.8%
110,000,000	178,883,030	38.5%	25.0%

(1)

Number of shares reserved for issuance prior to illustrative offering is based on the following as of September 30, 2024:

•
up to 81.9 million shares of common stock issuable upon conversion of our outstanding convertible notes, assuming all interest is paid-in-kind through maturity;
•
options to purchase up to an aggregate of 2.6 million shares of common stock outstanding;
•
warrants to purchase up to an aggregate of 10.7 million shares of common stock outstanding;
•
0.9 million restricted share, director restricted share and performance share awards outstanding; and
•
up to 0.2 million additional shares of common stock issuable under the Company’s incentive awards plans.

The information provided in the table above is for illustrative purposes only and actuals results will depend on the timing and terms of any such offering.

Future issuances of securities in one or more non-public offerings could also cause a significant reduction in the percentage interests of the Company’s current stockholders in any liquidation value, the Company’s book and market value, and any future earnings.

Additionally, the issuance of shares of common stock in one or more non-public offerings could have an anti-takeover effect. Such issuance could dilute the voting power of a person seeking control of the Company, thereby deterring or rendering more difficult a merger, tender offer, proxy contest or an extraordinary corporate transaction opposed by the Company.

The Company has not yet determined the specific terms or conditions of any offerings or issuances. As a result, the level of potential dilution cannot be determined at this time but, as discussed above, it may not issue more than 110,000,000 shares of common stock in the aggregate pursuant to the authority requested from stockholders under this proposal (subject to adjustment for any reverse stock split). It is possible that if the Company conducts a non-public stock offering, some of the shares it sells could be purchased by one or more investors who could acquire a large block of the Company’s common stock (either in such offering or upon exercise or conversion of securities purchased therein). This would concentrate voting power in the hands of a few stockholders who could exercise greater influence on the Company’s operations or the outcome of matters put to a vote of stockholders in the future.

The Company cannot determine what the actual net proceeds of the offerings will be until they are completed but, as discussed above, the aggregate dollar amount of the non-public offerings will be no more than $50 million. If all or part of the offerings is completed, the Company expects the net proceeds will be used for general corporate purposes. The Company currently has no arrangements or understandings regarding any specific transaction with investors, so it cannot predict whether it will be successful should it seek to raise capital through any offerings.

Recommendation of our Board of Directors

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT OUR STOCKHOLDERS VOTE “FOR” THE APPROVAL OF A POTENTIAL FUTURE PRIVATE OFFERING.

PROPOSAL SEVEN

TO APPROVE OF AMENDMENTS TO OUR AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO EFFECT A REVERSE STOCK SPLIT

General

Our Board has adopted and is recommending that our stockholders approve amendments to our Amended and Restated Certificate of Incorporation to effect a reverse stock split of our common stock at a ratio ranging from any whole number between 1-for-10 and 1-for-25, with the exact ratio within such range to be determined by the Board in its discretion (the “Reverse Stock Split”), subject to the Board’s authority to determine when to file the amendment and to abandon the other amendments notwithstanding prior stockholder approval of such amendments. Pursuant to the law of the State of Delaware, our state of incorporation, the Board must adopt any amendment to our Amended and Restated Certificate of Incorporation and submit the amendment to stockholders for their approval. The form of the proposed amendments to our Amended and Restated Certificate of Incorporation, one of which would be filed with the Secretary of State of the State of Delaware, are attached to this proxy statement as Appendix C.

By approving this proposal, stockholders will approve alternative amendments to our Amended and Restated Certificate of Incorporation pursuant to which a whole number of outstanding shares of our common stock between 10 and 25, inclusive, would be combined into one share of our common stock. Upon receiving stockholder approval, the Board will have the authority, in its sole discretion, but not the obligation, to elect, without further action on the part of the stockholders, whether to effect the Reverse Stock Split and, if so, to determine the Reverse Stock Split ratio from among the approved range described above and to effect the Reverse Stock Split by filing a Certificate of Amendment with the Secretary of State of the State of Delaware. In this case, all other amendments will be abandoned. The Board may also elect not to effect any Reverse Stock Split. If the Board determines to effect the Reverse Stock Split, it will announce the details of the Reverse Stock Split (including the ratio and timetable for implementation) in accordance with its disclosure obligations.

The Board’s decision as to whether and when to effect the Reverse Stock Split will be based on a number of factors, including market conditions, the historical, then-existing and expected trading price of our common stock, the anticipated impact of the Reverse Stock Split on the trading price of our common stock and on the number of holders of our common stock, and the continued listing requirements of The Nasdaq Global Select Market. Although our stockholders may approve the Reverse Stock Split, we will not effect the Reverse Stock Split if the Board does not deem it to be in the best interests of the Company and its stockholders.

Because the Reverse Stock Split will decrease the number of outstanding shares of our common stock by a ratio in the range of 1-for-10 to 1-for-25 but would not effect a decrease to the number of shares of common stock that the Company will be authorized to issue, the proposed amendments to the Amended and Restated Certificate of Incorporation to effect the Reverse Stock Split (the “Reverse Stock Split amendments”) would result in a relative increase in the number of authorized and unissued shares of our common stock. For more information on the relative increase in the number of authorized shares of our common stock, see “Principal Effects of the Reverse Stock Split-Relative Increase in Number of Authorized Shares of Common Stock for Issuance” below.

Purpose and Background of the Reverse Stock Split

On December 13, 2024, the Board approved the proposed amendments to our Amended and Restated Certificate of Incorporation to effect the Reverse Stock Split for the following reasons:

•
the Board believes that implementing the Reverse Stock Split could be an effective means of regaining compliance with the minimum bid price requirement for continued listing of our common stock on The Nasdaq Global Select Market;
•
the Board believes that continued listing on The Nasdaq Global Select Market provides overall credibility to an investment in our stock (and CDIs), given the stringent listing and disclosure requirements of The Nasdaq Global Select Market. Notably, some trading firms discourage investors from investing in lower priced stocks that are traded in the over-the-counter market because they are not held to the same stringent standards; and
•
the Board believes that a higher stock price (and CDI), which may be achieved through a Reverse Stock Split, could help facilitate the Company’s ability to raise new equity capital either through private fund-raising transactions or by accessing the equity capital markets, generally stimulate investor interest in the Company and help attract, retain, and motivate employees.

Nasdaq Requirements for Continued Listing

Our common stock is quoted on The Nasdaq Global Select Market under the symbol “FEAM.” One of the requirements for continued listing on The Nasdaq Global Select Market pursuant to Nasdaq Listing Rule 5450(a)(1) is maintenance of a minimum closing bid price of $1.00 per share. On December 10, 2024, 2024, the closing market price per share of our common stock was $0.45, as reported by The Nasdaq Global Select Market.

On September 12, 2024, we received a written notification from The Nasdaq Stock Market LLC (“Nasdaq”) notifying us that we had failed to comply with the minimum bid price requirement because the bid price for our common stock over a period of 30 consecutive business days prior to such date had closed below the minimum $1.00 per share requirement (the “Bid Price Requirement”). In accordance with Nasdaq Listing Rule 5810(c)(3)(A), we have been provided an initial period of 180 calendar days, or until March 11, 2025, to regain compliance with the minimum Bid Price Requirement of $1.00 per share. However, if it appears to the Nasdaq staff that the Company will not be able to cure the deficiency, or if the Company is otherwise not eligible, Nasdaq would notify the Company that its securities would be subject to delisting (a “Staff Delisting Determination”). In addition, if the Company has a closing bid price of $0.10 or less for a period of ten consecutive business days, Nasdaq would also issue a Staff Delisting Determination letter. In the event of either such notification, the Company may appeal the Nasdaq staff’s determination to delist its securities. There can be no assurance that the Nasdaq staff would grant the Company’s request for continued listing subsequent to any delisting notification.

If our common stock is delisted from The Nasdaq Global Select Market, we cannot assure you that our common stock would be listed on another national securities exchange, a national quotation service, the over-the-counter markets or the pink sheets. Delisting from The Nasdaq Global Select Market, or even the issuance of a notice of potential delisting, would also result in negative publicity, make it more difficult for us to raise additional capital, adversely affect the market liquidity of our securities, decrease securities analysts’ coverage of us or diminish investor, supplier and employee confidence.

Convertible Notes

The delisting of our common stock from The Nasdaq Global Select Market (if not otherwise listed on the Nasdaq Global Market or The New York Stock Exchange) would constitute a Make-Whole Fundamental Change under the terms of Amended and Restated Note Purchase Agreement. Based on the timing of a Make-Whole Fundamental Change and the trading price of our common stock at such time or the cash received by holders of our common stock in connection therewith, as applicable, the conversion rate of the Convertible Notes will increase by up to 325.2033 additional shares per $1,000 principal amount of August 2022 Notes, up to 346.3996 additional shares per $1,000 principal amount of June 2024 Notes, and up to 444.4445 additional shares per $1,000 principal amount of September 2024 Notes, in each case based on the timing of a Make-Whole Fundamental Change and the trading price of the common stock at such time or the cash received by holders of the common stock in connection with such Make-Whole Fundamental Change, reflecting an aggregate of up to 40,165,615 additional shares of common stock becoming issuable in the event of a Make-Whole Fundamental Change (assuming the Company elects to pay all interest on the Convertible Notes in kind through the delivery of additional Convertible Notes through maturity).

Facilitation of Future Capital Raising

The Board believes it is critically important for the Company to maintain its flexibility in accessing the equity capital markets. As disclosed in the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2024 and Quarterly Report on Form 10-Q for the quarter ended September 30, 2024, there is substantial doubt regarding our ability to continue as a going concern.

We intend to explore different potential financing strategies to help support the growth of our business and execution of our business plan, including equity or debt financing, such as a private investment in common stock or preferred equity securities, convertible debt securities or other debt financing, an at-the-market offering of our common stock, rights offering or other public offering of equity or debt securities, and could involve repurchase of the Convertible Notes, amendment of the terms of the Convertible Notes, or exchange of the Convertible Notes for other securities, in each case, as a standalone transaction or as part of a larger financing or restructuring transaction. The availability of additional equity or debt financing will depend on the continued execution of our long-term business plan, our ability to demonstrate a path to long-term profitable growth, as well as market conditions. There can be no assurance that such equity or debt financing will be available in amounts or on terms acceptable to us, if at all, or that we will be able to raise capital to fund our operations and to continue as a going concern.

The sale of additional equity, however, would result in significant dilution to our stockholders. Additionally, the incurrence of debt financing would result in additional debt service obligations and could provide for restrictive operating and financial covenants, security interests on our assets, and other terms that could be adverse to our current stakeholders. Nonetheless, we believe that failure to raise additional capital through equity or debt financing could have a material adverse effect on our ability to meet our short- and long-term liquidity needs and achieve our business objectives.

The Board believes that the Reverse Stock Split would facilitate the Company’s ability to raise additional equity capital in particular, including due to the expected resulting increase in the per share price of our common stock, as described under “Potential Increased Investor Interest” below. The Board believes that an increased price per share of common stock following a Reverse Stock Split would enhance the Company’s ability to raise capital to fund its current, and to otherwise take advantage of favorable opportunities as they arise.

Potential Increased Investor Interest

In addition, in approving the proposed Reverse Stock Split amendments, the Board considered that the Reverse Stock Split and the expected resulting increase in the per share price of our common stock (and CDIs) could encourage increased investor interest in our common stock (and CDIs) and promote greater liquidity for our stockholders (and CDI holders).

In the event that our common stock were to be delisted from The Nasdaq Global Select Market, our common stock would likely trade in the over-the-counter market. If our common stock were to trade on the over-the-counter market, selling our common stock could be more difficult because smaller quantities of shares would likely be bought and sold, and transactions could be delayed, and may also have corresponding impacts on our CDIs. In addition, many brokerage houses and institutional investors have internal policies and practices that prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers, further limiting the liquidity of our common stock. These factors could result in lower prices and larger spreads in the bid and ask prices for our common stock. Additionally, investors may be dissuaded from purchasing lower priced stocks because the brokerage commissions, as a percentage of the total transaction, tend to be higher for such stocks. Moreover, the analysts at many brokerage firms do not monitor the trading activity or otherwise provide coverage of lower priced stocks. A greater price per share of our common stock (and CDIs) could allow a broader range of institutions to invest in our common stock (and CDIs). For all of these reasons, we believe the Reverse Stock Split could potentially increase marketability, trading volume, and liquidity of our common stock (and CDIs).

Employee Retention

The Board believes that the Company’s employees, consultants and directors who are compensated in the form of our equity-based securities may be less incentivized and invested in the Company if we are no longer listed on Nasdaq. Accordingly, the Board believes that maintaining Nasdaq listing qualifications for our common stock, can help attract, retain, and motivate employees, consultants and members of our Board.

In light of the factors mentioned above, our Board unanimously approved the proposed amendments to our Amended and Restated Certificate of Incorporation to effect the Reverse Stock Split as a potential means of increasing and maintaining the price of our common stock to above $1.00 per share in compliance with Nasdaq requirements.

Board Discretion to Implement the Reverse Stock Split

The Board believes that stockholder approval of a range of ratios (as opposed to a single Reverse Stock Split ratio) is in the best interests of our Company and stockholders because it is not possible to predict market conditions at the time that the Reverse Stock Split would be effected. We believe that a range of Reverse Stock Split ratios provides us with the most flexibility to achieve the desired results of the Reverse Stock Split. The Reverse Stock Split ratio to be selected by our Board will be a whole number in a range of 1-for-10 to 1-for-25. The Board can only authorize the filing of one Reverse Stock Split amendment and all other Reverse Stock Split amendments will be abandoned. The Board also has the authority to abandon all Reverse Stock Split amendments.

In determining the Reverse Stock Split ratio and whether and when to effect the Reverse Stock Split following the receipt of stockholder approval, the Board will consider a number of factors, including, without limitation:

•
our ability to maintain the listing of our common stock on The Nasdaq Global Select Market and the applicable ASX Listing Rules;
•
the historical trading price and trading volume of our common stock and CDIs;
•
the number of shares of our common stock outstanding immediately before and after the Reverse Stock Split;
•
the then-prevailing trading price and trading volume of our common stock and CDIs and the anticipated impact of the Reverse Stock Split on the trading price and trading volume of our common stock and CDIs;
•
the anticipated impact of a particular ratio on the number of holders of our common stock; and
•
prevailing general market conditions.

We believe that granting the Board the authority to set the ratio for the Reverse Stock Split is essential because it allows us to take these factors into consideration and to react to changing market conditions. If our Board chooses to implement the Reverse Stock Split, we will make a public announcement regarding the determination of the Reverse Stock Split ratio.

Risks Associated with the Reverse Stock Split

There are risks associated with the Reverse Stock Split, including that the Reverse Stock Split may not result in a sustained increase in the per share price of our common stock (and CDIs). There is no assurance that:

•
the market price per share of our common stock (and CDIs) after the Reverse Stock Split will rise in proportion to the reduction in the number of shares of our common stock (and CDIs) outstanding before the Reverse Stock Split;
•
the Reverse Stock Split will facilitate the Company’s access to the equity capital markets;
•
the Reverse Stock Split will result in a per share price that will increase the level of investment in our common stock (and CDIs) by institutional investors or increase analyst and broker interest in our Company;
•
the Reverse Stock Split will result in a per share price that will increase our ability to attract, retain and motivate employees and other service providers; or
•
the market price per share will either exceed or remain in excess of the $1.00 minimum bid price as required by Nasdaq, or that we will otherwise meet the requirements of Nasdaq for continued inclusion for trading on The Nasdaq Global Select Market.

Stockholders should note that the effect of the Reverse Stock Split, if any, upon the market price of our common stock (and CDIs) cannot be accurately predicted. In particular, we cannot assure you that the price for a share of our common stock (and CDIs) after the Reverse Stock Split will increase in proportion to the reduction in the number of shares of our common stock (and CDIs) outstanding immediately prior to the Reverse Stock Split. Furthermore, even if the market price of our common stock (and CDIs) does rise following the Reverse Stock Split, we cannot assure you that the market price of our common stock (and CDIs) immediately after the Reverse Stock Split will be maintained for any period of time. Even if an increased per-share (and per-CDI) price can be maintained, the Reverse Stock Split may not achieve the desired results that have been outlined above. Moreover, because some investors may view the Reverse Stock Split negatively, we cannot assure you that the Reverse Stock Split will not adversely impact the market price of our common stock (and CDIs).

While we aim that the Reverse Stock Split will be sufficient to satisfy the Minimum Bid Requirement, it is possible that, even if the Reverse Stock Split results in a bid price for our common stock that exceeds $1.00 per share, we may not be able to continue to satisfy or regain compliance with Nasdaq’s additional criteria for continued listing of our common stock on The Nasdaq Global Select Market.

We believe that the Reverse Stock Split may result in greater liquidity for our stockholders (and CDI holders). However, it is also possible that such liquidity could be adversely affected by the reduced number of shares (and CDIs) outstanding after the Reverse Stock Split, particularly if the price of our common stock (and CDIs) does not increase as a result of the Reverse Stock Split.

Principal Effects of the Reverse Stock Split

Issued and Outstanding Shares of Common Stock

If the Reverse Stock Split is approved and effected, each holder of our common stock outstanding immediately prior to the effectiveness of the Reverse Stock Split will own a reduced number of shares of our common stock upon effectiveness of the Reverse Stock Split. The Reverse Stock Split will be effected simultaneously for all issued and outstanding shares of common stock and the Reverse Stock Split ratio will be the same for all issued and outstanding shares of common stock. The Reverse Stock Split will affect all of our stockholders uniformly and will not affect any stockholder’s percentage ownership interests in the Company, except to the extent that the Reverse Stock Split results in any of our stockholders owning a fractional share. After the Reverse Stock Split, the shares of our common stock will have the same voting rights and rights to dividends and distributions and will be identical in all other respects to our common stock now authorized. Common stock issued pursuant to the Reverse Stock Split will remain fully paid and non-assessable. The Reverse Stock Split will not affect the Company continuing to be subject to the periodic reporting requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

The Reverse Stock Split may result in some stockholders owning “odd-lots” of less than 100 shares of our common stock. Brokerage commissions and other costs of transactions in odd-lots are generally higher than the costs of transactions in “round-lots” of even multiples of 100 shares.

Relative Increase in Number of Authorized Shares of Common Stock for Issuance

The Reverse Stock Split will not affect the number of authorized shares or the par value of our capital stock, which will remain at 360,000,000 shares of common stock, par value $0.01 per share, and 20,000,000 shares of preferred stock, par value $0.01 per share (“Preferred Stock,” and together with our common stock, our “Capital Stock”).

Although the number of authorized shares of our Capital Stock will not change as a result of the Reverse Stock Split, the number of shares of our common stock issued and outstanding will be reduced in proportion to the ratio selected by the Board. Thus, the Reverse Stock Split will effectively increase the number of authorized and unissued shares of our common stock available for future issuance by the amount of the reduction effected by the Reverse Stock Split.

If the proposed Reverse Stock Split amendments are approved, all or any of the authorized and unissued shares of our common stock may be issued in the future for such corporate purposes and such consideration as the Board deems advisable from time to time, without further action by the stockholders of our Company and without first offering such shares to our stockholders. When and if additional shares of our common stock are issued, these new shares would have the same voting and other rights and privileges as the currently issued and outstanding shares of common stock, including the right to cast one vote per share.

Because our stockholders have no preemptive rights to purchase or subscribe for any of our unissued shares of common stock, the future issuance of additional shares of common stock will reduce our current stockholders’ percentage ownership interest in the total outstanding shares of common stock. In the absence of a proportionate increase in our future earnings and book value, an increase in the number of our outstanding shares of common stock would dilute our projected future earnings per share, if any, and book value per share of all our outstanding shares of common stock. If these factors were reflected in the price per share of our common stock, the potential realizable value of a stockholder’s investment could be adversely affected. An issuance of additional shares could therefore have an adverse effect on the potential realizable value of a stockholder’s investment.

Effect on Outstanding Equity Incentive Plans

The Company maintains the 2022 Equity Compensation Plan and the ABR Employee Share Option Plan (together, the “Plans”), which are designed primarily to provide stock-based incentives to employees, consultants and directors of the Company. As of December 10, 2024, options to purchase 2,891,665 shares of our common stock, 382,596 RSUs, 526,868 PSUs and no DSUs were outstanding under the Plans. In the event of a Reverse Stock Split, our Board will adjust the shares remaining available for future issuance, the number of shares subject to or issuable pursuant to outstanding awards and share-based limits under the Plans. Accordingly, if the Reverse Stock Split is approved by our stockholders and our Board decides to implement the Reverse Stock Split, as of the Effective Time (as defined below) the number of shares issuable upon exercise and the exercise price of all outstanding options and any stock price vesting goals per share of any performance-based equity awards under the Plans will be proportionately adjusted (and rounded down to the nearest whole share in the case of shares and up to the nearest whole cent in the case of exercise prices, as applicable) based on the Reverse Stock Split ratio selected by our Board, subject to the terms of such Plans and outstanding equity awards and the requirements of the ASX Listing Rules. Unless required by the terms of the applicable Plan pursuant to which an equity award was issued, no cash payment would be made to holders of equity awards in respect of such rounding. In addition, the number of shares available for future issuance and any share-based award limits under the Plans will be proportionately reduced based on the Reverse Stock Split ratio selected by our Board.

Our Board has also authorized the Company to effect any other changes necessary, desirable or appropriate to give effect to the Reverse Stock Split, including any applicable technical, conforming changes.

Convertible Notes

If approved and effected, the Reverse Stock Split will require that proportionate adjustments be made to the number of shares of Common Stock issuable upon conversion of the Convertible Notes such that the number of shares of Common Stock into which the Convertible Notes are convertible would be proportionally reduced. At the effective time of the Reverse Stock Split, the conversion rate applicable to the Convertible Notes at such time shall be adjusted in accordance with the terms of the Amended and Restated Note Purchase Agreement.

Warrants

We have issued Series A warrants to purchase up to an aggregate of up to 5,333,333 shares of Common Stock (the “Series A Warrants”) and (iii) Series B warrants to purchase an aggregate of 5,333,333 shares of Common Stock (the “Series B Warrants, and together with the Series A Warrants, the “Warrants”). If the Reverse Stock Split is approved and effected, under the terms of the Warrants, the exercise price will be multiplied by a fraction of which the numerator will be the number of shares of common stock (excluding treasury shares, if any) outstanding immediately before the Reverse Stock Split and of which the denominator will be the number of shares of common stock outstanding immediately after the Reverse Stock Split, and the number of shares issuable upon exercise of any Warrant will be proportionately adjusted such that the aggregate exercise price of the Warrant remains unchanged. The terms of our outstanding Warrants do not permit issuance of fractional shares upon exercise of warrants.

Instead, the Company shall, at its election, either pay a cash adjustment in respect of such final fraction in an amount equal to such fraction multiplied by the exercise price or round up to the next whole share.

Effects of the Amendment on our Common Stock

After the Effective Time, each stockholder will own fewer shares of our common stock as a result of the Reverse Stock Split. Because the Reverse Stock Split will decrease the number of outstanding shares of our common stock, the proposed amendments will result in a relative increase in the number of authorized and unissued shares of our common stock. All outstanding options to purchase shares of our common stock, including any held by our officers and directors, would be adjusted as a result of the Reverse Stock Split. In particular, the number of shares issuable upon the exercise of each instrument would be reduced, and the exercise price per share, if applicable, would be increased, in accordance with the terms of each instrument and based on the ratio of the Reverse Stock Split.

The chart below outlines the capital structure as described in this proposal and prior to and immediately following a possible Reverse Stock Split if the Reverse Stock Split is effected at a ratio of 1-for-10, 1-for-15, 1-for-20, or 1-for-25 based on share information as of the close of business on December 10, 2024, but does not give effect to any other changes, including any issuance of securities after December 10, 2024.

	Number of shares of common stock before Reverse Stock Split	1-for-10	1-for-15	1-for-20	1-for-25
Authorized	360,000,000	360,000,000	360,000,000	360,000,000	360,000,000
Issued and Outstanding	68,887,370	6,888,737	4,592,491	3,444,369	2,755,495
Issuable under Outstanding Convertible Notes(1)	122,060,274	12,206,027	8,137,352	6,103,014	4,882,411
Issuable under Outstanding Warrants(2)	10,666,666	1,066,667	711,111	533,333	426,667
Issuable under Outstanding Equity Awards(3)	3,801,129	380,113	253,409	190,056	152,045
Reserved for Future Issuance(4)	596	60	40	30	24
Authorized but Unissued and Unreserved(5)	154,583,965	339,458,397	346,305,598	349,729,198	351,783,359

(1)	Consists of shares reserved for issuance upon conversion of the outstanding Convertible Notes.
(2)	Consists of shares reserved for issuance upon exercise of outstanding warrants.
(3)	Consists of shares reserved for issuance pursuant to stock options, RSUs, PSUs (based on “target” levels of performance) and DSUs outstanding under the Plans.
(4)

Consists of shares reserved for future issuance under the Incentive Plan, excluding shares issuable under outstanding equity awards. The number of shares remaining available for future issuance under the Incentive Plan reflects the number of PSU awards outstanding based on the achievement of “target” performance goals. No further shares of common stock may be issued pursuant to the ABR Employee Share Option Plan. This does not reflect the proposed increase in number of shares reserved for issuance under the Incentive Plan as set forth in Proposal Four.

(5)	Consists of shares authorized but unissued and unreserved for future issuance.

Effect of the Reverse Stock Split on Holders of Outstanding CDIs

The 1:10 share-to-CDI ratio will not be affected by the Reverse Stock Split.

Based on the Reverse Stock Split ratio determined by the Board, the number of issued and outstanding CDIs will be proportionately reduced by the same ratio, subject to rounding.

The table below outlines the impact of a possible Reverse Stock Split on CDIs if the Reverse Stock Split is effected at a ratio of 1-for-10, 1-for-15, 1-for-20, or 1-for-25, based on 337,131,020 CDIs on issue as of the close of business on December 10, 2024, but does not give effect to any other changes. The exact number of CDIs ultimately on issue following a possible reverse split will depend on the treatment of fractional entitlements (see “Fractional Shares” below for further information).

Number of CDIs on issue before Reverse Stock Split	1-for-10	1-for-15	1-for-20	1-for-25
337,131,020	33,713,102	22,475,401	16,856,551	13,485,240

The existing common stock held by CDN on behalf of CDI holders will be replaced with new common stock, and CDI holders will receive CDIs after the Reverse Stock Split in the range of 1-for-10 to 1-for 25. CDI holders will receive a new holding statement or confirmation advice from the Company’s CDI Registry, Computershare Investor Services Pty Limited, for the number of CDIs held following completion of the Reverse Stock Split.

Procedure for Effecting Reverse Stock Split and Exchange of Stock Certificates, if Applicable

If the proposed amendments to our Amended and Restated Certificate of Incorporation are approved by the Company’s stockholders and the Board determines to effect the Reverse Stock Split, the Reverse Stock Split will become effective at 5:00 p.m. Eastern time, on the date the certificate of amendment is filed with the Secretary of State of the State of Delaware (the “Effective Time”). At the Effective Time, shares of common stock issued and outstanding immediately prior thereto will be combined, automatically and without any action on the part of the stockholders, into new shares of common stock in accordance with the Reverse Stock Split ratio contained in the certificate of amendment.

As soon as practicable after the Effective Time, stockholders will be notified by our transfer agent that the Reverse Stock Split has been effected. If you hold shares of common stock in book-entry form, you will not need to take any action to receive post-Reverse Stock Split shares of our common stock. As soon as practicable after the Effective Time, the Company’s transfer agent will send to your registered address a transmittal letter along with a statement of ownership indicating the number of post-Reverse Stock Split shares of common stock you hold. If applicable, a check representing a cash payment in lieu of fractional shares will also be mailed to your registered address as soon as practicable after the Effective Time (see “Fractional Shares” below).

Some stockholders may hold their shares of common stock in certificate form. Our transfer agent will act as exchange agent for purposes of implementing the exchange of stock certificates, if applicable. If you are a stockholder holding pre-Reverse Stock Split shares in certificate form, you will receive a transmittal letter from the Company’s transfer agent as soon as practicable after the Effective Time. The transmittal letter will be accompanied by instructions specifying how you can exchange your certificate or certificates representing the pre-Reverse Stock Split shares of our common stock for a statement of ownership. When you submit your certificate or certificates representing the pre-Reverse Stock Split shares of our common stock, your post-Reverse Stock Split shares of our common stock will be held electronically in book-entry form in the Direct Registration System. This means that, instead of receiving a new stock certificate representing the aggregate number of post-Reverse Stock Split shares you own, you will receive a statement indicating the number of post-Reverse Stock Split shares you own in book-entry form. We will no longer issue physical stock certificates.

STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE(S) AND SHOULD NOT SUBMIT ANY CERTIFICATE(S) UNTIL REQUESTED TO DO SO.

Beginning at the Effective Time, each certificate representing pre-Reverse Stock Split shares will be deemed for all corporate purposes to evidence ownership of post-Reverse Stock Split shares.

Fractional Shares

No scrip or fractional shares would be issued if, as a result of the Reverse Stock Split, a stockholder would otherwise become entitled to a fractional share because the number of shares of common stock they hold before the Reverse Stock Split is not evenly divisible by the split ratio ultimately determined by the Board. Instead, each stockholder will be entitled to receive a cash payment in lieu of such fractional share. The cash payment to be paid will be equal to the fraction of a share to which such stockholder would otherwise be entitled multiplied by the closing price per share as reported by The Nasdaq Global Select Market (as adjusted to give effect to the Reverse Stock Split) on the date of the Effective Time. The Company will not assess any transaction costs to stockholders for the cash payment. Stockholders would not be entitled to receive interest for their fractional shares for the period of time between the Effective Time and the date payment is received.

No scrip or fractional shares would be issued if, as a result of the Reverse Stock Split, a CDI holder would otherwise become entitled to a fraction of a CDI because the number of CDIs they hold before the Reverse Stock Split is not evenly divisible by the split ratio ultimately determined by the Board. In these circumstances, either the CDI holder or the Depositary Nominee may be entitled to a cash payment in lieu thereof, subject to applicable legal and regulatory requirements (including the ability to treat the common stock held by CDN on behalf of CDI holders as a single, undivided holding for purposes of making the cash payment in respect of each fractional entitlement). Details of these arrangements will be announced to CDI holders prior to the implementation of the Reverse Stock Split.

After the Reverse Stock Split, then-current stockholders or CDI holders would have no further interest in our Company with respect to their fractional shares or CDIs. A person entitled to only a fractional share would not have any voting, dividend or other rights in respect of their fractional share except to receive the cash payment as described above. Such cash payments would reduce the number of post-Reverse Stock Split stockholders to the extent that there are stockholders holding fewer than that number of pre-Reverse Stock Split shares within the Reverse Stock Split ratio that is determined by the Board as described above. Reducing the number of post-Reverse Stock Split stockholders, however, is not the purpose of this proposal.

Stockholders and CDI holders should be aware that, under the escheat and unclaimed moneys laws of the various jurisdictions where stockholders and CDI holders reside, where we are domiciled and where the funds for fractional shares would be deposited, sums due to stockholders and CDI holders in payment for fractional shares that are not timely claimed after the

Effective Time may be required to be paid to the designated agent for each such jurisdiction. Thereafter, stockholders and CDI holders otherwise entitled to receive such funds may have to seek to obtain them directly from the state or agency to which they were paid.

No Appraisal Rights

Under the Delaware General Corporation Law, the Company’s stockholders will not be entitled to appraisal rights with respect to the Reverse Stock Split, and we do not intend to independently provide stockholders with any such right.

No Going Private Transaction

Notwithstanding the decrease in the number of outstanding shares following the Reverse Stock Split, the Board does not intend for this transaction to be the first step in a series of plans or proposals of a “going private transaction” within the meaning of Rule 13e-3 of the Exchange Act.

Interests of Certain Persons in the Proposal

Certain of our officers and directors have an interest in this Proposal Seven as a result of their ownership of shares of our common stock, as set forth in the section entitled “Security Ownership of Certain Beneficial Owners and Management” above. However, we do not believe that our officers or directors have interests in Proposal Seven that are different from or greater than those of any of our other stockholders.

Anti-takeover Effects of Proposed Amendments

Release No. 34-15230 of the staff of the SEC requires disclosure and discussion of the effects of any action, including the proposed amendments to our Amended and Restated Certificate of Incorporation discussed herein, that may be used as an anti-takeover mechanism. An additional effect of the Reverse Stock Split would be to increase the relative amount of authorized but unissued shares of our common stock, which may, under certain circumstances, be construed as having an anti-takeover effect. Although not intended for such purposes, the effect of the increased available shares could be to render more difficult or discourage an attempt to take over or otherwise obtain control of the Company (for example, by permitting issuances that would dilute the stock ownership of a person or entity seeking to effect a change in the composition of the Board or contemplating a tender offer or other change in control transaction). In addition, our Amended and Restated Certificate of Incorporation and our Bylaws include provisions that may have an anti-takeover effect. These provisions, among things, permit the Board to issue preferred stock with rights senior to those of the common stock without any further vote or action by the stockholders and do not provide for cumulative voting rights, which could make it more difficult for stockholders to effect certain corporate actions and may delay or discourage a change in control.

Our Board is not presently aware of any attempt to acquire control of the Company, and the Reverse Stock Split proposal is not part of any plan by our Board to recommend or implement a series of anti-takeover measures.

Accounting Treatment of the Reverse Stock Split

If the Reverse Stock Split is effected, the par value per share of our common stock will remain unchanged at $0.01. Accordingly, at the Effective Time, the stated capital on the Company’s consolidated balance sheets attributable to our common stock will be reduced in proportion to the size of the Reverse Stock Split ratio, and the additional paid-in-capital account will be increased by the amount by which the stated capital is reduced. Our stockholders’ equity, in the aggregate, will remain unchanged as a result of the Reverse Stock Split. Per share net income or loss will be increased because there will be fewer shares of common stock outstanding. The Company does not anticipate that any other accounting consequences, including changes to the amount of stock-based compensation expense to be recognized in any period, will arise as a result of the Reverse Stock Split.

Certain Material U.S. Federal Income Tax Consequences of the Reverse Stock Split

The following discussion is a summary of certain material U.S. federal income tax consequences of the Reverse Stock Split to U.S. Holders (as defined below) of our common stock. This summary is based upon the provisions of the U.S. Internal Revenue Code of 1986, as amended (the “Code”), Treasury regulations promulgated thereunder, administrative rulings and judicial decisions, all as in effect as of the date hereof, and all of which are subject to change and differing interpretations, possibly with retroactive effect. Changes in these authorities or their interpretation may result in the U.S. federal income tax consequences of the Reverse Stock Split differing substantially from the consequences summarized below. We have not sought, and will not seek, an opinion of counsel or a ruling from the Internal Revenue Service, or the IRS, regarding the U.S. federal income tax consequences of the Reverse Stock Split, and there can be no assurance that the IRS will not challenge the statements and conclusions set forth below or that a court would not sustain any such challenge.

This summary is for general information purposes only and does not address all aspects of U.S. federal income taxation that may be relevant to stockholders in light of their particular circumstances or to stockholders that may be subject to special tax rules, including, without limitation: (i) persons subject to any alternative minimum tax; (ii) banks, insurance companies, or other financial institutions; (iii) tax-exempt organizations; (iv) dealers in securities or commodities; (v) regulated investment companies or real estate investment trusts; (vi) partnerships (including entities or arrangements treated as partnerships for U.S. federal income tax purposes and their partners or members); (vii) traders in securities that elect to use the mark-to-market method of accounting; (viii) persons whose “functional currency” is not the U.S. dollar; (ix) persons holding our common stock in a hedging transaction, “straddle,” “conversion transaction” or other risk reduction transaction; (x) persons who acquired our common stock in connection with employment or the performance of services; (xi) retirement plans; (xii) persons who are not U.S. Holders (as defined below); or (xiii) certain former citizens or long-term residents of the United States. This summary also assumes that the U.S. Holder holds the pre-Reverse Stock Split common stock, and will hold the post-Reverse Stock Split common stock, as a “capital asset” as defined in Section 1221 of the Code (generally, property held for investment). All stockholders are urged to consult their own tax advisors with respect to the U.S. federal income tax consequences, as well as any state, local or non-U.S. tax consequences, of the Reverse Stock Split.

In addition, this summary of certain U.S. federal income tax consequences does not address the tax consequences arising under the laws of any foreign, state or local jurisdiction or any U.S. federal tax consequences other than U.S. federal income taxation (such as U.S. federal estate and gift tax consequences). If a partnership (including any entity or arrangement treated as a partnership for U.S. federal income tax purposes) holds shares of our common stock, the tax treatment of a partner in the partnership generally will depend upon the status of the partner, the activities of the partnership, and certain determinations made at the partner level. Partnerships holding our common stock and the partners in such partnerships should consult their tax advisors regarding the tax consequences to them of the Reverse Stock Split.

EACH U.S. HOLDER SHOULD CONSULT ITS TAX ADVISORS WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT TO SUCH U.S. HOLDER.

This summary addresses only stockholders that are U.S. Holders. For purposes of this discussion, a “U.S. Holder” is any beneficial owner of our common stock that, for U.S. federal income tax purposes, is or is treated as any of the following:

•
an individual who is a citizen or resident of the United States;
•
a corporation created or organized under the laws of the United States, any state thereof or the District of Columbia;
•
an estate, the income of which is subject to U.S. federal income tax regardless of its source; or
•
a trust that (i) is subject to the primary supervision of a U.S. court and all substantial decisions of which are subject to the control of one or more “United States persons” (within the meaning of Section 7701(a)(30) of the Code) or (ii) has a valid election in effect to be treated as a United States person for U.S. federal income tax purposes.

The Reverse Stock Split is intended to qualify as a “reorganization” under Section 368 of the Code that constitutes a “recapitalization” for U.S. federal income tax purposes. Assuming the Reverse Stock Split qualifies as a reorganization, a U.S. Holder generally is not expected to recognize gain or loss upon the exchange of pre-Reverse Stock Split shares of our common stock for post-Reverse Stock Split shares of our common stock, except with respect to cash received in lieu of fractional shares of our common stock, as discussed below. The aggregate tax basis of the post-Reverse Stock Split common stock should be the same as the aggregate tax basis of the pre-Reverse Split Stock common stock exchanges in the Reverse Stock Split (excluding any portion of such basis that is allocated to any fractional share of common stock). A U.S. Holder’s holding period in the post-Reverse Stock Split common stock should include the period during which the U.S. Holder held the pre-Reverse Stock Split common stock exchanged in the Reverse Stock Split. Treasury regulations promulgated under the Code provide detailed rules for allocating the tax basis and holding period of shares of common stock surrendered pursuant to the Reverse Stock Split to shares of common stock received pursuant to the Reverse Stock Split. U.S. Holders holding shares of common stock that were acquired on different dates and at different prices should consult their tax advisors regarding the allocation of the tax basis and holding period of such shares.

A U.S. Holder that receives cash in lieu of a fractional share of common stock pursuant to the Reverse Stock Split is expected to be treated as first receiving such fractional share and then receiving cash in redemption of such fractional share. A U.S. Holder that receives cash in lieu of a fractional share in the Reverse Stock Split is expected to recognize capital gain or loss equal to the difference between the amount of the cash received in lieu of the fractional share and the portion of the U.S. Holder’s adjusted tax basis allocable to the fractional share. Any such capital gain or loss should be long-term capital gain or loss if the U.S. Holder’s holding period in the fractional share of common stock surrendered is longer than one year as of the effective date of the Reverse Stock Split. U.S. Holders should consult their tax advisors regarding the tax effects to them of receiving cash in lieu of fractional shares based on their particular circumstances.

A U.S. Holder may be subject to information reporting and backup withholding on cash paid in lieu of fractional shares in connection with the Reverse Stock Split. A U.S. Holder will be subject to backup withholding if such U.S. Holder is not otherwise exemption and such U.S. Holder does not provide a correct taxpayer identification number and other required information (such as by submitting a properly completed IRS Form W-9) or otherwise fails to comply with the applicable backup withholding tax rules. Backup withholding is not an additional tax. Any amount withheld under the backup withholding rules may be refunded or credited against a U.S. Holder’s U.S. federal income tax liability; provided that the required information is properly furnished in a timely manner to the Internal Revenue Service.

The tax treatment of a U.S. Holder may vary depending upon the particular facts and circumstances of such U.S. Holder. Each U.S. Holder is urged to consult their own tax advisor with respect to the tax consequences of the Reverse Stock Split.

Material Australian Income Tax Consequences of the Reverse Stock Split

The summary of the material Australian tax implications of the Reverse Stock Split in this section are general in nature and should not be relied upon as advice. The tax implications for each stockholder or CDI holder will depend on the circumstances of the particular stockholder or CDI holder (as applicable). Accordingly, all Australian resident individual stockholders and CDI holders (as applicable) are encouraged to seek their own professional advice in relation to their tax position. Neither the Company nor any of its officers, employees or advisors assumes any liability or responsibility for advising stockholders and CDI holders about the Australian tax consequences for them of the Reverse Stock Split.

Subject only to rounding, there would be no change to the proportionate interests held by each stockholder or CDI holder as a result of the Reverse Stock Split. For Stockholders and CDI holders who are not Australian residents and who hold common stock or CDIs on capital account, no Australian capital gains tax (“CGT”) liability will arise, as non-resident securityholders are generally only subject to CGT on Australian real property.

For Australian stockholders and CDI holders who hold a number of shares of common stock (or CDIs) that is evenly divisible by the split ratio determined by the Board for the Reverse Stock Split (that is, who would not be entitled to a cash payment in lieu of the receipt of a fractional share), no capital gains tax event occurs as a result of the Reverse Stock Split, and the cost base and reduced cost base of the common stock and CDIs following the Reverse Stock Split will need to be determined by reference to their original securityholding. The date of acquisition of the securities will remain the same for the Australian stockholders and CDI holders.

For Australian stockholders and CDI holders who do not hold a number of shares of common stock (or CDIs) that is evenly divisible by the split ratio determined by the Board for the Reverse Stock Split (that is, who would be entitled to a cash payment in lieu of the receipt of a fractional share), CGT consequences may arise in respect of that cash payment and the disposal of the securityholding that it relates to, being the shares of common stock or CDIs that are not evenly divisible by the split ratio. There should be no CGT consequences in respect of the securityholdings that are evenly divisible by the split ratio determined by the Board for the Reverse Stock Split, and the cost base and reduced cost base of the common stock and CDIs following the Reverse Stock Split will need to be determined by reference to the securityholdings to which the Reverse Stock Split applied and for which new common stock or CDIs were issued.

Recommendation of our Board of Directors

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT OUR STOCKHOLDERS VOTE “FOR” THE APPROVAL OF AMENDMENTS TO OUR AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO EFFECT A REVERSE STOCK SPLIT.

PROPOSAL EIGHT

TO APPROVE THE ADJOURNMENT OF THE ANNUAL MEETING, IF NECESSARY, TO SOLICIT ADDITIONAL PROXIES IF THERE ARE NOT SUFFICIENT VOTES IN FAVOR OF PROPOSALS THREE, FOUR, FIVE, SIX OR SEVEN

The Proposal

The Board believes that, if the Annual Meeting is convened and a quorum is present, but there are not sufficient votes to approve Proposals Three, Four, Five, Six or Seven, it is in the best interests of the Company and its stockholders to enable the Company to continue to seek to obtain a sufficient number of additional votes to approve Proposals Three, Four, Five, Six or Seven, as applicable.

The Company is requesting that our stockholders authorize the holder of any proxy solicited by our Board to vote in favor of granting discretionary authority to the proxy holders, and each of them individually, to adjourn the Annual Meeting to another time and place, if necessary, to solicit additional proxies in the event there are not sufficient votes to approve Proposals Three, Four, Five, Six or Seven. If our stockholders approve this proposal, we could adjourn the Annual Meeting, and any adjourned or postponed session of the Annual Meeting, to use the additional time to solicit additional proxies, including the solicitation of proxies from our stockholders that have previously voted.

Recommendation of our Board of Directors

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT OUR STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE ADJOURNMENT OF THE ANNUAL MEETING, IF NECESSARY, TO SOLICIT ADDITIONAL PROXIES IF THERE ARE NOT SUFFICIENT VOTES IN FAVOR OF PROPOSALS THREE, FOUR, FIVE, SIX OR SEVEN.

Your vote is important. Please promptly vote your shares by completing, signing, dating and returning your proxy card or by Internet or telephone voting as described on your proxy card or CDI voting instructions.

Hesperia, California	By Order of the Board of Directors,

December 23, 2024	Paul Weibel Chief Executive Officer, Treasurer and Corporate Secretary

APPENDIX A

PROPOSED AMENDMENT TO THE 2022 EQUITY COMPENSATION PLAN

This Amendment (the “Plan Amendment”) to the 5E Advanced Materials, Inc. Equity Compensation Plan (the “Incentive Plan”), is made effective as of the 31st day of October, 2024 (the “Amendment Effective Date”), by 5E Advanced Materials, Inc., a Delaware corporation (the “Company”).

1.
Section 3(a). Section 3(a) of the Incentive Plan is hereby amended and restated in its entirety with the following:

“Subject to Section 14 of the Incentive Plan, the maximum number of shares of Common Stock available for issuance pursuant to Awards granted under the Incentive Plan is 7,500,000 (the “Plan Share Reserve”). The Company cannot increase such number without shareholder approval.”

2.
This First Amendment shall be and, as of the Amendment Effective Date, is hereby incorporated in and forms a part of the Incentive Plan.
3.
Except as expressly provided herein, all terms and conditions of the Incentive Plan shall remain in full force and effect.

1

APPENDIX B

5E ADVANCED MATERIALS, INC.

2022 EQUITY COMPENSATION PLAN

1.	PURPOSE

The Board of Directors (the “Board”) of 5E Advanced Materials Inc., a Delaware corporation (the “Company”), has adopted this 2022 Equity Compensation Plan (the “Plan”) to promote the financial interests of the Company by providing a means by which current and prospective directors, officers, key employees and consultants of the Company can be retained and motivated through acquiring an equity interest in the Company or be paid incentive compensation in the form of the Company’s Common Stock.

2.	AWARDS UNDER THE PLAN

The Plan provides for the grant of any of the following Awards:

a.	Stock Options (“Options”) – the right, but not the obligation, to purchase Common Stock at a specified price, subject to certain conditions,

b.	Restricted Share Units (“RSU”) – an unfunded and unsecured promise to deliver shares of Common Stock upon attainment of certain service-based conditions,

c.	Performance Share Units (“PSU”) – an unfunded and unsecured promise to deliver shares of Common Stock that vest through attainment of certain service-based and performance-based conditions,

d.	Director Share Units (“DSU”) – an unfunded and unsecured promise to deliver shares of Common Stock as payment for Board service subject to certain restrictions, and

e.	Performance Cash Units (“PCU”) – an unfunded and unsecured promise to deliver a specified monetary amount that vest through attainment of certain service-based and performance-based conditions.

f.

Other Equity-Based Awards – an award that is not an Option, RSU, PSU, or DSU, that is granted under the Plan and is (i) payable by delivery of Common Stock, and/or (ii) measured by reference to the value of Common Stock.

3.	SHARES SUBJECT TO THE PLAN

a.

Subject to Section 14 of the Plan, the maximum number of shares of Common Stock available for issuance pursuant to Awards granted under the Plan is 2,500,000 (the “Plan Share Reserve”), being 5.95% of the Company’s issued and outstanding Common Stock as of January 12, 2022. The Company cannot increase such number without shareholder approval.

b.

Each Award granted under the Plan will reduce the Plan Share Reserve by the number of Shares underlying the Award. Other than with respect to Substitute Awards, to the extent that an Award expires or is canceled, forfeited, or terminated without issuance to the Participant of the full number of Shares to which the Award related, the unissued shares will be returned for future grant under the Plan. Shares that have actually been issued under the Plan under any Award will not be returned to the Plan and will not become available for issuance under the Plan. Shares withheld in payment of the exercise price or Tax-Related Items with respect to Awards will be returned to the Plan Share Reserve for future grants of Awards under the Plan and shall not reduce the Plan Share Reserve. To the extent an award under the Plan is paid out in cash rather than Shares, such cash payment shall not reduce the number of Shares available for issuance under the Plan Share Reserve.

c.	Shares of Common Stock delivered by the Company in settlement of Awards may be issued by the Company from:
	i.	authorized and unissued shares,

ii.	shares held in treasury by the Company,

iii.	shares purchased by the Company on the open market or by private purchase, or

iv.	any combination of the foregoing.

d.

Awards may, in the sole discretion of the Board, be granted under the Plan in assumption of, or in substitution for, outstanding awards previously granted by an entity acquired by the Company or with which the Company combines (“Substitute Awards”). If the Board determines that Substitute Awards are to be granted under the Plan, the number of shares of Common Stock underlying any Substitute Awards shall not be counted against the aggregate number of shares of Common Stock available for Awards under the Plan.

4.	ELIGIBILITY & PARTICIPATION

a.	Participation in the Plan is by invitation of and at the sole discretion of the Board. The Board may grant Awards to Eligible Participants.

b.	Individual grants are determined by an assessment of an individual’s current and expected future performance, level of responsibilities and the impact of the position, and contribution to the Company.

c.

An “Eligible Participant” may be granted more than one Award under the Plan, and Awards may be granted at any time or times prior to the termination of the Plan. Vesting periods and designated Performance Periods may overlap, and Participants may participate simultaneously with respect to Options or other Awards that are subject to different Performance Periods and different performance goals and other criteria.

d.

In no circumstance will the number of shares of Common Stock that may be issued to any individual under the Plan (when combined with all the Company’s other security-based compensation arrangements, as applicable) exceed 2% of the Company’s outstanding issue from time to time.

e.

The maximum number of Shares subject to Awards granted during a single Fiscal Year to any Non-Employee Director, taken together with any cash fees paid to such Non-Employee Director during the Fiscal Year, may not exceed USD 750,000 in total value (calculating the value of any such Awards based on the grant date fair value of such Awards for financial reporting purposes).

5.	ADMINISTRATION

a.

The Board, acting upon recommendations from the Compensation Committee (Committee), shall administer the Plan. Unless otherwise expressly provided in the applicable governing documents of the Company, the acts of a majority of the members present at any meeting of the Board at which a quorum is present, or acts approved in writing by all of the members of the Board, shall be deemed the acts of the Board.

b.

The Board may, at its sole discretion, at any time, grant Awards and administer the Plan with respect to such Awards. In any such case, the Board shall have all the authority granted to the Board under the Plan, including but not limited to:

i.	designate Eligible Participants,

ii.	determine the type or types of Awards to be granted to Eligible Participants,

iii.	determine the number of shares of Common Stock to be covered by, or with respect to which payments, rights or other matters are to be calculated in connection with Awards,

iv.	determine the terms and conditions of any Award,
v.	determine whether, to what extent and under what circumstances Awards may be settled or exercised in cash, shares of Common Stock, CDIs, other securities, other Awards or other property,

vi.	interpret, administer, reconcile any inconsistency in, correct any defect in and/or supply any omission in the Plan and any instrument or agreement relating to, or Award granted under, the Plan,

vii.	establish, amend, suspend, or waive any rules and regulations and appoint such agents as the Board shall deem appropriate for the proper administration of the Plan,

viii.	accelerate or extend the vesting or exercisability of, payment for, or lapse of restrictions on Awards,

ix.

adjust Performance Factors to account for changes in law and accounting or tax rules as the Committee deems necessary or appropriate to reflect the impact of extraordinary or unusual items, events, or circumstances to avoid windfalls or hardships, and

x.	make any other determination and take any other action that the Board deems necessary or desirable for the administration of the Plan and to protect the interests of the Company.

c.

The Board may delegate to the Committee, and/or one or more officers of the Company or of any Affiliate, the authority to act on behalf of the Board with respect to any matter, right, obligation or election that is the responsibility of, or that is allocated to, the Board in the Plan and that may be so delegated as a matter of law. References to Committee in this Plan shall mean the Board to the extent the Board has not delegated its authority hereunder to a Committee. To the extent the Board has delegated its authority hereunder to a Committee and the intent is to comply with the provisions of Rule 16b-3 promulgated under the Exchange Act, it is intended that each member of the Committee shall, at the time such member takes any action with respect to an Award under the Plan that is intended to qualify for the exemptions provided by Rule 16b-3 promulgated under the Exchange Act be a Qualifying Director. However, the fact that a Committee member shall fail to qualify as a Qualifying Director shall not invalidate any Award granted by the Committee that is otherwise validly granted under the Plan.

d.

The Award Agreement for a given Award, the Plan, and any other documents may be delivered to, and accepted by, an Eligible Participant or any other person in any manner (including electronic distribution or posting) that meets applicable legal requirements.

e.

To comply with the laws and practices in other countries in which the Company, its Affiliates operate or have employees or other individuals eligible for Awards, the Board in its sole discretion will have the power and authority to:

i.	determine which Affiliates will be covered by the Plan,

ii.

determine which individuals outside the United States are eligible to participate in the Plan, which may include individuals who provide services to the Company or Affiliate under an agreement with a foreign nation or agency,

iii.	modify the terms and conditions of any Award granted to individuals outside the United States or foreign nationals to comply with applicable foreign laws, policies, customs, and practices,

iv.

establish subplans and modify exercise procedures, vesting conditions, and other terms and procedures to the extent the Committee determines such actions to be necessary or advisable (and such subplans and/or modifications will be attached to this Plan as appendices, if necessary), and

v.

take any action, before or after an Award is made, that the Committee determines to be necessary or advisable to obtain approval or comply with any local governmental regulatory exemptions or approvals, provided, however, that no action taken under this provision will increase the Share limitations contained in Section 3.a. of this Plan. Notwithstanding the foregoing, the Committee may not take any actions hereunder, and no Awards will be granted, that would violate the Exchange Act or any other applicable United States securities law, the Code, or any other applicable United States governing statute or law.

6.	STOCK OPTIONS

a.

Option Grants. The Board may grant Options to Eligible Participants. Each grant will specify the number of Shares subject to the Option, the Exercise Price of the Option, the period during which the Option may vest and be exercised, and all other terms and conditions of the Option, subject to the following terms of this section.

b.	Type of Option. All Options granted under this Plan will be deemed Nonqualified Stock Options.

c.

Date of Grant. The date of grant of an Option will be the date on which the Board makes the determination to grant such Option, or a specified future date. The Award Agreement and a copy of this Plan will be delivered to the Participant within a reasonable time after the granting of the Option.

d.

Vesting Period. Unless otherwise prescribed in the Award Agreement, forty percent (40%) of the Options will vest on the second anniversary of the date the Option is granted, and the remaining sixty percent (60%) will vest on the third anniversary of the date the Option is granted.

e.

Exercise Period. Vested Options are exercisable within the times or upon the conditions as set forth in the Award Agreement governing such Option, provided, however, that no Option will be exercisable after the expiration of ten (10) years from the date the Option is granted. Should the expiry date should be determined to occur either during a blackout period or within ten business days following the expiry of a blackout period, the expiry date of such Option shall be deemed to be the date that is the tenth business day following the expiry of the Blackout Period or, in the case of Participants who are U.S. taxpayers, such earlier date that may be required to avoid the application of adverse tax consequences under Section 409A of the Code.

f.

Exercise Price. The exercise price of an Option will be set by the Board when the Option is granted. Except as otherwise provided by the Board in the case of Substitute Awards, the exercise price will be not less than one hundred percent (100%) of the Fair Market Value of the Shares. Payment for the Shares purchased may be made in accordance with the Award Agreement and any procedures established by the Company.

g.

Method of Exercise. Any Option granted hereunder will be vested and exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Committee and set forth in the Award Agreement. An Option may not be exercised for a fraction of a Share. An Option will be deemed exercised when the Company receives:

i.

notice of exercise (in such form as the Committee may specify from time to time) from the person entitled to exercise the Option (and/or via electronic execution through the authorized third-party administrator), and

ii.

full payment for the Shares with respect to which the Option is exercised (together with applicable withholding taxes). Full payment may consist of any consideration and method of payment authorized by the Board and permitted by the Award Agreement and the Plan. Shares issued upon exercise of an Option will be issued in the name of the Participant. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder will exist with respect to the Shares, notwithstanding the exercise of the Option. The Company will issue (or cause to be issued) such Shares promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued. Exercising an Option in any manner will decrease the number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

h.

Limitations on Exercise. The Committee may specify a minimum number of Shares that may be purchased on any exercise of an Option, provided that such minimum number will not prevent any Participant from exercising the Option for the full number of Shares for which it is then exercisable.

i.

Separation from Service. In the event a Participant’s service with the Company ceases during the vesting period, any unvested Options held by the Participant shall expire and be forfeited immediately, provided however that the Board shall have the absolute discretion to accelerate the vesting date. Except as otherwise provided in an Award Agreement, vested Options must be exercised in accordance with the terms of this Plan by the earlier of the first anniversary date of the termination of service or the expiry date of the Option.

7.	RESTRICTED SHARE UNITS

a.

RSU Grants. The Plan authorizes the Board to grant RSUs. Each RSU provides the recipient with the right to receive Common Stock as a discretionary payment in consideration of past services or as an incentive for future services, subject to the Plan and with such additional provisions and restrictions as the Board may determine. Each RSU grant shall be evidenced by an Award Agreement stating the number of RSUs granted, the vesting requirements, any other restrictions or conditions associated, and the method of exercise.

b.

Date of Grant. The date of grant of an RSU will be the date on which the Board makes the determination to grant such RSU or a specified future date. Unless specified otherwise by the Board, RSUs are granted after the financial results for each fiscal year have been approved by the Board. The Award Agreement and a copy of this Plan will be delivered to the Participant within a reasonable time after the granting of the RSU.

c.

Vesting. Concurrent with the granting of the RSU, the Board shall determine the period during which the RSU is not vested and the holder of such RSU remains ineligible to receive Common Stock. Such period may be reduced or eliminated from time to time for any reason as determined by the Board. Unless specified otherwise, forty percent (40%) of the RSUs granted vest at the expiry of the Company’s first Fiscal Year immediately following the Fiscal Year in which the RSUs were granted, and the remaining sixty percent (60%) vest at the expiry of the second Fiscal Year following the Fiscal Year in which the RSUs were granted.

d.

Expiration. Unless specified otherwise by the Board at the time of grant, RSUs have a notional term of three years, and expire at the end of the second Fiscal Year following the Fiscal Year in which they were granted.

e.

Form and Timing of Settlement. The Board, at its sole discretion, may settle vested RSUs in Shares, cash, or a combination of both, and will determine at the time of grant the timing of settlement of vested RSUs (consistent with the requirements of Section 409A of the Code to avoid adverse tax consequences thereunder, if applicable), in each case, as set forth in the Award Agreement.

f.

Separation from Service. In the event a Participant’s service with the Company ceases during the vesting period, any unvested RSUs held by the Participant shall expire and be forfeited immediately, provided however that the Board shall have the absolute discretion to accelerate the vesting date.

g.

Dividend Equivalent Rights. The Board may, in its sole discretion, grant Dividend Equivalent Rights, payable in cash, Shares, other securities, other Awards or other property, on such terms and conditions as may be determined by the Board in its sole discretion, including, without limitation, payment directly to the Participant, withholding of such amounts by the Company subject to vesting of the Award or reinvestment in additional Shares.

8.	PERFORMANCE SHARE UNITS

a.

PSU Grants. The Plan authorizes the Board to grant PSUs. Each PSU provides the recipient with the right to receive a share of Common Stock as a discretionary incentive, subject to the Plan and with such additional provisions and restrictions as the Board may determine. Each PSU grant shall be evidenced by an Award Agreement stating the number of PSUs granted, the service-based vesting requirements, the performance-based vesting condition(s), and any other associated restrictions or conditions.

b.

Date of Grant. The date of grant of a PSU will be the date on which the Board makes the determination to grant such PSU or a specified future date. Unless determined otherwise by the Board, PSUs are granted after the financial results for each Fiscal Year have been approved by the Board. The Award Agreement and a copy of this Plan will be delivered to the Participant within a reasonable time after the granting of the PSU.

c.	Vesting. Unless provided otherwise in the Award Agreement each PSU is subject to two or more vesting conditions. Concurrent with the granting of the PSU, the Board shall determine the:

i.

Service-based Requirement. The period the Participant must be in continuous service to the Company to be eligible to receive PSU Awards subject to achievement of performance-based criteria. Unless specified otherwise by the Board, one hundred percent (100%) of the PSUs granted vest upon expiry of the Company’s second Fiscal Year following the Fiscal Year in which the PSUs were granted.

ii.

Performance-based Requirement(s). The performance condition(s) to be met for the Participant to vest in PSU Awards after satisfying the service-based vesting requirement. Actual performance realized relative to the goals or criteria established at the date of grant will be measured over a three-year Performance Period ending on the expiry date of the PSU.

iii.

Performance Modifier(s). A modifier for each applicable performance condition to determine the number of PSU Awards that are earned relative to the performance level(s) achieved. The formula for determining the Performance Modifier is set out by the Board for each grant. This Modifier will range from 0.0x to a maximum of 1.5x unless specified otherwise by the Board and is applied to the original number of PSUs granted to calculate the number of PSU Awards vested and earned.

d.

Term. Unless specified otherwise by the Board at the time of grant, PSUs have a notional term of three years, and expire at the end of the second Fiscal Year following the Fiscal Year in which they were granted.

e.

Form and Timing of Settlement. The Board, at its sole discretion, may settle vested PSUs in Shares, cash, or a combination of both, and will determine at the time of grant the timing of settlement of vested PSUs (consistent with the requirements of Section 409A of the Code to avoid adverse tax consequences thereunder, if applicable), in each case, as set forth in the Award Agreement.

f.

Separation from Service. In the event a Participant’s service with the Company ceases prior to completion of the vesting period, unvested PSUs granted to the Participant shall expire and be forfeited immediately; provided. however, that the Board shall have the absolute discretion to accelerate the vesting date. Should the Board choose to accelerate vesting on PSUs granted, performance vesting conditions will be waived.

9.	DIRECTOR SHARE UNITS

a.

DSU Grants. The Plan authorizes the Board to grant DSUs to eligible, Non-Employee Directors to deliver a designated portion of Director compensation in the form of Common Stock. Each DSU provides the recipient with the right to receive one share of Common Stock as payment in consideration of services rendered, subject to the Plan and with such additional provisions and restrictions as the Board may deem appropriate.

b.

Date and Amount of Grants. Grants are made upon commencement of Board service with a value equivalent to fifty percent (50%) of the projected Board fees payable for the following year, unless the proportion is otherwise specified by the Board. The number of DSUs granted shall be calculated by dividing the monetary value to be delivered by the average closing price of Common Stock for the ten trading days prior to the date of grant and rounding up to the nearest whole unit.

c.

Dividend Equivalents. In the event any dividend is declared on the Common Stock, holders of DSUs that have been granted but on which the underlying Common Stock has not yet been issued shall be entitled to receive an additional number of DSUs equivalent to the amount of the dividend such Participant would have received based on the closing NASDAQ Share price on the day the dividend is declared, rounded up to the nearest whole unit.

d.	Vesting. Unless the Award Agreement provides otherwise, one hundred percent (100%) of DSUs vest on the first anniversary of the date of grant.

e.	Term. DSUs have a term of one year.

f.

Form and Timing of Settlement. The Board, at its sole discretion, may settle vested DSUs in Shares, cash, or a combination of both, and will determine at the time of grant the timing of settlement of vested DSUs (consistent with the requirements of Section 409A of the Code to avoid adverse tax consequences thereunder, if applicable), in each case, as set forth in the Award Agreement.

g.	Separation from Service. All unvested DSUs will automatically vest on the first business day following the date the individual ceases to hold any directorship with the Company or Affiliate.

10.	PERFORMANCE CASH UNITS

a.

PCU Grants. The Plan authorizes the Board to grant PCUs. Each PCU carries a notional monetary value designated by the Board at the date of grant and offers the Participant the opportunity to receive a specified monetary Award upon successfully attaining certain future service-based and performance-based conditions set out by the Board at the date of grant, plus any additional provisions and restrictions as the Board may determine.

b.

Award Agreement. Each PCU grant shall be evidenced by an Award Agreement stating the number of PCUs granted, the designated value of each PCU, the service-based vesting requirements, the performance-based vesting requirement(s) and any other associated restrictions or conditions, and the method of settlement.

c.

Date of Grant. The date of grant of a PCU will be the date on which the Board makes the determination to grant such PCU. Unless specified otherwise by the Board, PCUs are granted after the financial results for each fiscal year have been approved by the Board. The Award Agreement and a copy of this Plan will be delivered to the Participant within a reasonable time after the granting of the PCU.

d.	Vesting. Unless otherwise provided in the Award Agreement, each PCU is subject to two or more vesting conditions. Upon granting of PCUs, the Board shall determine:

i.

Service-based Requirement. The period the Participant must be in continuous service to the Company to be eligible to receive PCU Awards subject to achievement of performance-based criteria. Unless specified otherwise by the Board, one hundred percent (100%) of the PCUs granted vest upon expiry of the Company’s second fiscal year following the fiscal year in which the PCUs were granted.

ii.

Performance-based Requirement(s). The performance condition(s) to be met for the Participant to vest in PCU Awards upon fulfilling the service-based vesting requirement. Actual performance realized relative to the goals or criteria established at the date of grant will be measured over a three-year Performance Period expiring at the end of the second fiscal year following the year in which the PCUs were granted.

iii.

Performance Modifier(s). A modifier for each applicable performance condition to determine the number of PCU Awards that are earned relative to the performance level(s) achieved. The formula for determining the Performance Modifier is set out by the Board for each grant. This Modifier, which will range from 0.0x to a maximum of 1.5x unless specified otherwise by the Board, is applied to the original number of PCUs granted to calculate the number of PCUs vested and earned.

e.

Term. Unless specified otherwise by the Board at the time of grant, PCUs have a notional term of three years, and expire at the end of the second Fiscal Year following the fiscal year in which they were granted.

f.

Form and Timing of Settlement. The Board, at its sole discretion, may settle vested PCUs in Shares, cash, or a combination of both, and will determine at the time of grant the timing of settlement of vested PCUs (consistent with the requirements of Section 409A of the Code to avoid adverse tax consequences thereunder, if applicable), in each case, as set forth in the Award Agreement.

g.

Separation from Service. In the event a Participant’s service with the Company ceases prior to completion of the vesting period, PCUs granted to the Participant shall expire and be forfeited immediately; provided, however, that the Board shall have the absolute discretion to accelerate the vesting date. Should the Board choose to accelerate vesting on PCUs granted, performance vesting conditions will be waived.

11.	OTHER EQUITY AWARDS

a.

The Board may grant Other Equity-Based Awards under the Plan, denominated in Shares or based upon the value or otherwise related to the Shares, to Eligible Participants, alone or in tandem with other Awards, in such amounts and, dependent on such other conditions as the Board shall from time to time in its sole discretion determine. Each Other Equity-Based Award granted under the Plan shall be evidenced by an Award Agreement and shall be subject to such conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement.

12.	GENERAL TERMS APPLICABLE TO ALL AWARDS

a.

Withholding Taxes. The Company and its Subsidiaries and Affiliates shall be entitled to withhold, or require the Participant to remit to the Company or one or more of its Subsidiaries or Affiliates, as applicable, an amount sufficient to satisfy Tax-Related Items attributable to any Awards. The Company may defer making payment or delivery of Shares under an Award if any such Tax-Related Items may be pending unless and until indemnified to its satisfaction, and the Company shall have no liability to any Participant for exercising the foregoing right. The Board may, in its sole discretion and subject to such rules as it may adopt, permit or require a Participant to pay all or a portion of the Tax-Related Items arising in connection with an Award by, without limitation: (i) having the Participant pay an amount in cash (by check or wire transfer), (ii) having the Company withhold Shares otherwise issuable pursuant to the Award that have an aggregate Fair Market Value approximately equal to the amount to be withheld, (iii) the delivery of Shares (which are not subject to any pledge or other security interest) that have been both held by the Participant and vested for at least six (6) months (or such other period as established from time to time by the Board to avoid adverse accounting treatment under applicable accounting standards) having an aggregate Fair Market Value approximately equal to the amount to be withheld, (iii) selling Shares issued pursuant to such Award and having the Company withhold from the proceeds of the sale of such Shares, (v) having the Company or a Subsidiary or Affiliate, as applicable, withhold from any cash compensation payable to the Participant, (vi) requiring the Participant to repay the Company or Subsidiary or Affiliate, as applicable, in cash or in Shares, for Tax-Related Items paid on the Participant’s behalf, or (vii) any other method of withholding determined by the Board that is permissible under Applicable Laws.

b.

No Transferability. No Award may be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by a Participant, except by will or by the laws of descent and distribution and any such purported assignment, alienation, pledge, attachment, sale, transfer, or encumbrance shall be void and unenforceable against the Company of any Subsidiary or Affiliate

c.	Voting and Dividends. No Participant will have any of the rights of a stockholder with respect to any Shares until the Shares are issued to the Participant.

d.

Standards of Conduct. All Awards granted under this Plan, in accordance with applicable law and Board determination of behaviour by Participants to be fraudulent, unethical, or in any other way detrimental to the financial or reputational interests of the Company, will be subject to cancellation or forfeiture, and the recoupment of any gains realized with respect to exercised Awards subject to the provisions of any claw-back policy implemented by the Company, including, without limitation, any claw-back policy adopted to comply with the requirements of Applicable Law, including, without limitation, the Dodd-Frank Wall Street Reform and Consumer Protection Act and any rules or regulations promulgated thereunder, whether or not such claw-back policy was in place at the time of grant of an Award, to the extent set forth in such claw-back policy and/or in the applicable Award Agreement.

e.

No Obligation to Employ. Nothing in this Plan or any Award granted under this Plan will confer or be deemed to confer on any Participant any right to continue in the employ of, or service to, or to continue any other relationship with, the Company or limit in any way the right of the Company to terminate Participant’s employment or service or other relationship at any time.

f.

No Trust or Fund Created. Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between any member of the Company Group, on the one hand, and a Participant or other person, on the other hand. No provision of the Plan or any Award shall require the Company, for the purpose of satisfying any obligations under the Plan, to purchase assets or place any assets in a trust or other entity to which contributions are made or otherwise to segregate any assets, nor shall the Company be obligated to maintain separate bank accounts, books, records or other evidence of the existence of a segregated or separately maintained or administered fund for such purposes. Participants shall have no rights under the Plan other than as unsecured general creditors of the Company, except that insofar as they may have become entitled to payment of additional compensation by performance of services, they shall have the same rights as other service providers under general law.

g.	Waiver. A waiver by the Company of breach of any provision of the Plan shall not operate or be construed as a waiver of any other provision of the Plan, or of any subsequent breach by any Participant.

13.	AMENDMENT OR TERMINATION OF THE PLAN

a.	The Board may amend, suspend, or terminate the Plan or any Award granted under the Plan without shareholder approval provided that:

i.	such amendment, suspension or termination is in accordance with applicable laws and the rules of any stock exchange on which the Company’s shares are listed, and

ii.

no amendment to, suspension of, or termination of the Plan or to an Award granted thereunder will have the effect of impairing, derogating from or otherwise materially adversely affecting the terms of an Award which is outstanding at the time of such amendment without the written consent of the holder of such Award, except to the extent the Board determines, in its sole discretion, that any such action is necessary or desirable to facilitate compliance with applicable laws.

b.	The Board shall obtain shareholder approval if such approval is necessary to comply with applicable law and/or the rules of the stock exchange on which the Common Stock is listed, and of:

i.	any amendment to the aggregate number of shares of Common Stock issuable under the Plan,

ii.	any amendment to the limitations on shares that may be reserved for issuance, or issued, to insiders,

iii.

any amendment that would reduce the exercise price of an outstanding Option other than pursuant to a declaration of stock dividends of shares or consolidations, sub-divisions or reclassification of shares, or otherwise, and

iv.	any amendment that would extend the expiry date of any Option granted under the Plan.

c.

If the Plan is terminated, the provisions of the Plan and any administrative guidelines and other rules and regulations adopted by the Board and in force on the date of termination will continue in effect as long as any Award pursuant thereto remains outstanding.

14.	CHANGES IN CAPITAL STRUCTURE

a.

No Effect on Authority of the Board or Stockholders. The existence of this Plan and any Awards granted hereunder shall not affect in any way the right or power of the Board or the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company’s capital structure or its business, any merger or consolidation of the Company, any issue of debt or equity securities ahead of or affecting Common Stock or the rights thereof, the dissolution or liquidation of the Company or any sale, lease, exchange or other disposition of all or any part of its assets or business or any other corporate act or proceeding.

b.

Adjustments. In the event of any equity restructuring (within the meaning of Financial Accounting Standards Board Accounting Standards Codification Topic 718, Compensation—Stock Compensation or any successor or replacement accounting standard) that causes the per share value of shares of Common Stock to change, such as a stock dividend, stock split, spinoff, rights offering or recapitalization through an extraordinary cash dividend, the number, class and type of securities available under this Plan shall be adjusted and all outstanding Awards shall be adjusted by the Committee in accordance with Section 409A of the Code. In the event of any other change in corporate capitalization, including a merger, consolidation, reorganization, or partial or complete liquidation of the Company, such equitable adjustments described in the foregoing sentence may be made as determined to be appropriate and equitable by the Committee to prevent dilution or enlargement of rights of Participants.

c.

Change in Control. The effect, if any, of a Change in Control on any Awards outstanding at the time immediately prior to such Change in Control will be as specifically set forth in the corresponding Award agreement, or if no such treatment is specified, then such outstanding Awards shall be subject to any agreement of purchase, merger or reorganization that effects such Change in Control, which agreement shall provide for treatment of such Awards.

15.	COMPLIANCE WITH APPLICABLE LAWS

a.

Governing Law. Unless earlier terminated as provided herein, this Plan will become effective on the Effective Date and will remain in force until terminated through a resolution by the Board, provided that the termination the Plan will not affect Awards then outstanding, and the terms and conditions of the Plan shall continue to apply to such Awards. This Plan and all Awards granted hereunder will be governed by and construed in accordance with the laws of the State of Delaware.

b.

Securities Law and Other Regulatory Compliance. An Award will not be effective unless such Award is in compliance with all applicable U.S. and foreign federal and state securities and exchange control and other laws, rules, and regulations of any governmental body, and the requirements of any stock exchange or automated quotation system upon which the Shares may then be listed or quoted, as they are in effect on the date of grant of the Award and also on the date of exercise or other issuance. Notwithstanding any other provision in this Plan, the Company will have no obligation to issue or deliver certificates for Shares under this Plan prior to: (a) obtaining any approvals from governmental agencies that the Company determines are necessary or advisable and/or (b) completion of any registration or other qualification of such Shares under any state, federal, or foreign law or ruling of any governmental body that the Company determines to be necessary or advisable. The Company will be under no obligation to register the Shares with the SEC or to effect compliance with the registration, qualification, or listing requirements of any foreign or state securities laws, exchange control laws, stock exchange, or automated quotation system, and the Company will have no liability for any inability or failure to do so.

c.

Severability. If any provision of the Plan or any Award or Award Agreement is or becomes or is deemed to be invalid, illegal, or unenforceable in any jurisdiction or as to any person or Award, or would disqualify the Plan or any Award under any law deemed applicable by the Board, such provision shall be construed or deemed amended to conform to the applicable laws, or if it cannot be construed or deemed amended without, in the determination of the Board, materially altering the intent of the Plan or the Award, such provision shall be construed or deemed stricken as to such jurisdiction, person or Award and the remainder of the Plan and any such Award shall remain in full force and effect.

d.	Section 409A of the Code.

i.

Notwithstanding any provision of the Plan or any Award Agreement to the contrary, it is intended that the provisions of the Plan comply with, or be exempt from, Section 409A of the Code, and all provisions of the Plan and Award Agreements shall be construed and interpreted in a manner consistent with the requirements for avoiding taxes or penalties under Section 409A of the Code. Each Participant is solely responsible and liable for the satisfaction of all taxes and penalties that may be imposed on or in respect of such Participant in connection with the Plan and Award Agreements (including any taxes and penalties under Section 409A of the Code), and neither the Service Recipient nor any other member of the Company Group shall have any obligation to indemnify or otherwise hold such Participant (or any beneficiary) harmless from any or all of such taxes or penalties. With respect to any Award that is considered “deferred compensation” subject to Section 409A of the Code, references in the Plan to “termination of employment” (and substantially similar phrases) shall mean “separation from service” within the meaning of Section 409A of the Code. For purposes of Section 409A of the Code, each of the payments that may be made in respect of any Award granted under the Plan is designated as a separate payment.

ii.

Notwithstanding anything in the Plan or any Award Agreement to the contrary, if a Participant is a “specified employee” within the meaning of Section 409A(a)(2)(B)(i) of the Code, no payments in respect of any Awards that are “deferred compensation” subject to Section 409A of the Code and which would otherwise be payable on the date of or a date or period that is by reference to the Participant’s “separation from service” (as defined in Section 409A of the Code) shall be made to such Participant prior to the date that is six (6) months after the date of such Participant’s “separation from service” or, if earlier, the date of the Participant’s death. Unless the Award Agreement provides otherwise, following any applicable six (6) month delay, all such delayed payments will be paid in a single lump sum on the earliest date permitted under Section 409A of the Code that is also a business day.

iii.

Unless otherwise provided by the Board in an Award Agreement or otherwise, in the event that the timing of payments in respect of any Award (that would otherwise be considered “deferred compensation” subject to Section 409A of the Code) would be accelerated upon the occurrence of (A) a Change in Control, no such acceleration shall be permitted unless the event giving rise to the Change in Control satisfies the definition of a change in the ownership or effective control of a corporation, or a change in the ownership of a substantial portion of the assets of a corporation pursuant to Section 409A of the Code; or (B) a Disability, no such acceleration shall be permitted unless the Disability also satisfies the definition of “Disability” pursuant to Section 409A of the Code.

16.	DEFINITIONS

In addition to the capitalized terms defined throughout the Plan, the following capitalized terms shall have the corresponding meanings set forth in this Section:

a.

“Affiliate” means any Person that directly or indirectly controls, is controlled by or is under common control with the Company. The term “control” (including, with correlative meaning, the terms “controlled by” and “under common control with”), as applied to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting or other securities, by contract or otherwise.

b.	“Award” means any Nonqualified Stock Option, Restricted Share Unit, Performance Share Unit, Director Share Unit, Performance Cash Unit or Other Equity-Based Awards granted under the Plan.

c.

“Award Agreement” means the written or electronic agreement between the Company and the Participant setting forth the terms and conditions of each Award, and country-specific appendix thereto for grants to non-U.S. Participants, which will be in substantially a form that the Committee has from time to time approved and will comply with and be subject to the terms and conditions of this Plan.

d.

“Blackout Period” means a period in which the trading of Shares or other securities of the Company is restricted under the Company’s Corporate Disclosure, Confidentiality and Securities Trading Policy, or under any similar policy of the Company then in effect.

e.

“CDI” means CHESS Depositary Interests (or any successor securities) over Common Stock, as defined by the operating rules of the settlement facility provided by ASX Settlement Pty Limited ACN 008 504 532.

f.	“Change in Control” means:

i.	the sale, lease, transfer, conveyance or other disposition, in one transaction or a series of related transactions, of all or substantially all of the assets of the Company,

ii.	the sale, transfer, conveyance or other disposition, in one transaction or a series of related transactions, of the outstanding equity securities of the Company,

iii.	the merger or consolidation of the Company with another Person,

in each case in clauses (ii) and (iii) above under circumstances in which the holders of the voting power of outstanding equity securities of the Company, immediately prior to such transaction, are no longer, in the aggregate, the Beneficial Owners, directly or indirectly through one or more intermediaries, of more than fifty percent (50%) of the voting power of the outstanding equity securities of the surviving or resulting corporation or acquirer, as the case may be, immediately following such transaction. A sale (or multiple related sales) of one or more Subsidiaries (whether by way of merger, consolidation, reorganization or sale of all or substantially all of the assets or securities) which constitutes all or substantially all of the consolidated assets of the Company shall be deemed a Change in Control.

g.	“Code” means the United States Internal Revenue Code of 1986, as amended, and the regulations promulgated thereunder.

h.	“Committee” means the Compensation Committee of the Board, or if no such committee shall be in existence at any relevant time, the term “Committee” for purposes of the Plan shall mean the Board.

i.	“Common Stock” means the common stock of the Company, par value USD 0.01 per share (and any stock or other securities into which such Common Stock may be converted or into which it may be exchanged).

j.

“Dividend Equivalent Right” means a right to receive the equivalent value of dividends paid on the Shares with respect to Shares underlying an Award that is a full-value award prior to settlement of the Award.

k.	“Effective Date” means the date of the admission of the Company to, and the quotation of Common Stock for trading on, the NASDAQ Stock Exchange.

l.	“Eligible Participant” means any person who has been designated by the Board to participate in the Plan and is eligible to receive an Award by virtue of their status as:

i.	An employee of the Company or any Affiliate,

ii.	An officer or Board member of the Company or any Affiliate, or

iv.

A consultant or advisor providing services to the Company or any Affiliate who may be offered securities registrable pursuant to a registration statement on Form S-8 under the United States Securities Act of 1933, as amended.

m.

“Exchange Act” means the United States Securities Exchange Act of 1934, as amended, and any reference in the Plan to any section of (or rule promulgated under) the Exchange Act shall be deemed to include any rules, regulations or other interpretative guidance under such section or rule, and any amendments or successor provisions to such section, rules, regulations or guidance.

n.

“Fair Market Value” means, as of any date, the fair market value of a share of Common Stock, as determined by the Board; provided that for purposes of setting an exercise price or strike price, as applicable, Fair Market Value will be determined in accordance with Code Section 409A and Treasury Regulation Section 1.409A-1(b)(5).

o.	“Fiscal Year” means the twelve-month period commencing July 1st and ending June 30th of the following calendar year

p.	“Non-Employee Director” means a director who is not also an Employee of the Company or Affiliate.

q.	“Nonqualified Stock Option” means an Option that is not designated by the Board as an “incentive stock option” within the meaning of Section 422 of the Code.

r.	“Participant” means an Eligible Participant who has been selected to participate in the Plan and has been granted an Award pursuant to the Plan.

s.

“Performance Period” means one or more periods of time, which may be of varying and overlapping durations, as the Committee may select, over which the attainment of one or more performance conditions will be measured for the purpose of determining a Participant’s right to, and the payment of, a PSU or PCU Award.

t.	“Person” means any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act).

u.

“Qualifying Director” means a person who is with respect to actions intended to obtain an exemption from Section 16(b) of the Exchange Act pursuant to Rule 16b-3 under the Exchange Act, a “non-employee director” within the meaning of Rule 16b-3 under the Exchange Act.

v.	“Separation from Service” means the cessation of a Participant’s employment or service, as applicable, for any reason, including death of the Participant.

w.

“Subsidiary” means, with respect to any specified Person, any corporation, association or other business entity of which more than 50% of the total voting power of shares of such entity’s voting securities (without regard to the occurrence of any contingency and after giving effect to any voting agreement or stockholders’ agreement that effectively transfers voting power) is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person (or a combination thereof).

x.

“Tax-Related Items” means any U.S. federal, state, and/or local taxes and/or any non-U.S. taxes (including, without limitation, income tax, social insurance contributions (or similar contributions), payroll tax, fringe benefits tax, payment on account, employment tax, stamp tax and any other tax or tax-related item related to participation in the Plan and legally applicable to a Participant, including any employer liability for which the Participant is liable pursuant to applicable laws or the applicable Award Agreement.

APPENDIX C

CERTIFICATE OF AMENDMENT OF THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF 5E ADVANCED MATERIALS, INC.

5E Advanced Materials, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “Corporation”), does hereby certify as follows:

1.
The Board of Directors of the Corporation duly adopted resolutions at a meeting recommending and declaring advisable that the Amended and Restated Certificate of Incorporation of the Corporation be amended and that such amendment be submitted to the stockholders of the Corporation for their consideration, as follows:

RESOLVED, that Section 4.01 of Article IV of the Amended and Restated Certificate of Incorporation of the Corporation, as amended and/or restated to date, be amended and restated in its entirety to read as follows:

“That, effective as of 5 p.m. Eastern Time on the date this Certificate of Amendment of Amended and Restated Certificate of Incorporation is filed with the Office of the Secretary of State of the State of Delaware (the “Effective Time”), a one-for-[•]1 reverse stock split of the Corporation’s Common Stock (as defined below) shall become effective, pursuant to which each [•]1 shares of Common Stock outstanding and held of record by each stockholder of the Corporation (including treasury shares) immediately prior to the Effective Time shall be reclassified and combined into one validly issued, fully-paid and nonassessable share of Common Stock automatically and without any action by the holder thereof upon the Effective Time and shall represent one share of Common Stock from and after the Effective Time (such reclassification and combination of shares, the “Reverse Stock Split”). The par value of the Common Stock following the Reverse Stock Split shall remain at $0.01 per share. No fractional shares of Common Stock shall be issued as a result of the Reverse Stock Split. In lieu thereof, (i) with respect to holders of one or more certificates which formerly represented shares of Common Stock that were issued and outstanding immediately prior to the Effective Time, upon surrender after the Effective Time of such certificate or certificates, any holder who would otherwise be entitled to a fractional share of Common Stock as a result of the Reverse Stock Split, following the Effective Time, shall be entitled to receive a cash payment (the “Fractional Share Payment”) equal to the fraction of which such holder would otherwise be entitled multiplied by the closing price per share as reported by The Nasdaq Stock Market LLC (as adjusted to give effect to the Reverse Stock Split) on the date of the Effective Time; provided that, whether or not fractional shares would be issuable as a result of the Reverse Stock Split shall be determined on the basis of (a) the total number of shares of Common Stock that were issued and outstanding immediately prior to the Effective Time formerly represented by certificates that the holder is at the time surrendering and (b) the aggregate number of shares of Common Stock after the Effective Time into which the shares of Common Stock formerly represented by such certificates shall have been reclassified; and (ii) with respect to holders of shares of Common Stock in book-entry form in the records of the Company’s transfer agent that were issued and outstanding immediately prior to the Effective Time, any holder who would otherwise be entitled to a fractional share of Common Stock as a result of the Reverse Stock Split, following the Effective Time, shall be entitled to receive the Fractional Share Payment automatically and without any action by the holder.

Authorized Classes of Stock. The total number of shares of stock of all classes of capital stock that the Corporation is authorized to issue is 380,000,000 shares, of which 360,000,000 shares shall be shares of common stock, par value $0.01 per share (“Common Stock”), and 20,000,000 shares shall be shares of preferred stock, par value $0.01 per share (“Preferred Stock”).”

[1]

Shall be a whole number between and including 10 and 25, which number is referred to as the “Reverse Split Factor” (it being understood that any Reverse Split Factor within such range shall, together with the remaining provisions of this Certificate of Amendment not appearing in brackets, constitute a separate amendment being approved and adopted by the Board of Directors and stockholders of the Corporation in accordance with Section 242 of the Delaware General Corporation Law).

2.
The stockholders of the Corporation duly adopted such amendment at an annual meeting of the stockholders of the Corporation.
3.
Such amendment has been duly adopted in accordance with Section 242 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, this Certificate of Amendment to Amended and Restated Certificate of Incorporation has been executed by a duly authorized officer of the Corporation on this [•] day of [•], [•].

5E ADVANCED MATERIALS, INC.

By:	/s/
Paul Weibel
Chief Executive Officer

MMMMMMMMMMMM MMMMMMMMMMMMMMM C123456789 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext ENDORSEMENT_LINE______________ SACKPACK_____________ 000000000.000000 ext 000000000.000000 ext MMMMMMMMM 000001 MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 Your vote matters – here’s how to vote! You may vote online or by phone instead of mailing this card. Online Go to www.investorvote.com/FEAM or scan the QR code — login details are located in the shaded bar below. Phone Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada Save paper, time and money! Sign up for electronic delivery at Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. www.investorvote.com/FEAM 2024 Annual Meeting Proxy Card 1234 5678 9012 345 • IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.• A Proposals — The Board of Directors recommend a vote FOR each Nominee listed in Proposal 1, FOR Proposals 2, 4, 5, 6, 7 and 8, and FOR the participation of each person listed in Proposal 3. 1. Election of Directors: For Against Abstain 01 - Paul Weibel 02 -Graham van’t Hoff 04 - Bryn Jones For Against Abstain 2. To ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the 2025 fiscal year 4. To approve an amendment to the 5E Advanced Materials, Inc. 2022 Equity Compensation Plan to increase the number of shares of common stock authorized for issuance 5. To approve, for purposes of Nasdaq Listing Rule 5635 and for all other purposes, the issuance of additional shares of the Company’s common stock upon a Make-Whole Fundamental Change and upon conversion of the convertible notes issuable under the Amended and Restated Note Purchase Agreement 6. To approve a potential future private offering 7. To approve amendments to the Company’s Amended and Restated Certificate of Incorporation to effect a reverse stock split of the Company’s common stock at a ratio to be determined by the Board of Directors in its discretion, subject to the Board of Directors’ authority to abandon such amendments For Against Abstain For Against Abstain 03 - Barry Dick 3. To approve, for purposes of ASX Listing Rule 10.14 and for all other purposes, the participation by each of the following persons in the Company’s 2022 Equity Compensation Plan: Paul Weibel; Graham van’t Hoff; Barry Dick; and Bryn Jones For Against Abstain 01 - Paul Weibel 02 - Graham van’t Hoff 03 - Barry Dick 04 - Bryn Jones For Against Abstain 8. To approve the adjournment of the Annual Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of Proposals Three, Four, Five, Six or Seven MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE C 1234567890 J N T 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND 1UPX 629644 MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MMMMMMM 0427LE

The 2024 Annual Meeting of Shareholders of 5E Advanced Materials, Inc. will be held on January 21, 2025 at 10:00 am PT, virtually via the internet at meetnow.global/M5KH9HR. To access the virtual meeting, you must have the information that is printed in the shaded bar located on the reverse side of this form. Important notice regarding the Internet availability of proxy materials for the Annual Meeting of Shareholders. The material is available at: www.edocumentview.com/FEAM Small steps make an impact. Help the environment by consenting to receive electronic delivery, sign up at www.investorvote.com/FEAM • IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.• Proxy — 5E Advanced Materials, Inc. Notice of 2024 Annual Meeting of Shareholders Proxy Solicited by Board of Directors for Annual Meeting — January 21, 2025 Joshua Malm and Paul Weibel, or any of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Shareholders of 5E Advanced Materials, Inc., to be held on January 21, 2025 or at any postponement or adjournment thereof. Shares represented by this proxy will be voted by the Shareholder. If no such directions are indicated, the Proxies will have authority to vote FOR each Nominee listed in Proposal 1, FOR Proposals 2, 4, 5, 6, 7 and 8, and FOR the participation of each person listed in Proposal 3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting. (Items to be voted appear on reverse side) Authorized Signatures — This section must be completed for your vote to count. Please date and sign below. B Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. Non-Voting Items C Change of Address — Please print new address below. Comments — Please print your comments below.

5E Advanced Materials, Inc. ARBN 655 137 170 *L000001* 5EA MR SAM SAMPLE FLAT 123 123 SAMPLE STREET THE SAMPLE HILL SAMPLE ESTATE SAMPLEVILLE VIC 3030 CDI Voting Instruction Form Need assistance? Phone: 1300 850 505 (within Australia) +61 3 9415 4000 (outside Australia) Online: www.investorcentre.com/contact YOUR VOTE IS IMPORTANT For your vote to be effective it must be received by 12:00 noon (AEDT) on Tuesday, 14 January 2025. How to Vote on Items of Business Ten (10) CHESS Depositary Interests (CDIs) are equivalent to one (1) share of Company Common Stock, so that every 10 (ten) CDIs registered in your name at 17 December 2024 entitles you to one vote. You can vote by completing, signing and returning your CDI Voting Instruction Form. This form gives your voting instructions to CHESS Depositary Nominees Pty Ltd, which will vote the underlying shares on your behalf. You need to return the form no later than the time and date shown above to give CHESS Depositary Nominees Pty Ltd enough time to tabulate all CHESS Depositary Interest votes and to vote on the underlying shares. SIGNING INSTRUCTIONS FOR POSTAL FORMS Individual: Where the holding is in one name, the securityholder must sign. Joint Holding: Where the holding is in more than one name, all of the securityholders should sign. Power of Attorney: If you have not already lodged the Power of Attorney with the Australian registry, please attach a certified photocopy of the Power of Attorney to this form when you return it. Companies: Only duly authorised officer/s can sign on behalf of a company. Please sign in the boxes provided, which state the office held by the signatory, ie Sole Director, Sole Company Secretary or Director and Company Secretary. Delete titles as applicable. Lodge your Form: Online: Lodge your vote online at www.investorvote.com.au using your secure access information or use your mobile device to scan the personalised QR code. Your secure access information is Control Number: 999999 PIN: 99999 For Intermediary Online subscribers (custodians) go to www.intermediaryonline.com By Mail: Computershare Investor Services Pty Limited GPO Box 242 Melbourne VIC 3001 Australia By Fax: 1800 783 447 within Australia or +61 3 9473 2555 outside Australia PLEASE NOTE: For security reasons it is important that you keep your SRN/HIN confidential. You may elect to receive meeting-related documents, or request a particular one, in electronic or physical form and may elect not to receive annual reports. To do so, contact Computershare. Samples/000001/000001

MR SAM SAMPLE Change of address. If incorrect, FLAT 123 mark this box and make the 123 SAMPLE STREET correction in the space to the left. THE SAMPLE HILL Securityholders sponsored by a SAMPLE ESTATE broker (reference number SAMPLEVILLE VIC 3030 commences with ‘X’) should advise your broker of any changes. I ND Please mark to indicate your directions CDI Voting Instruction Form  I 9999999999 Step 1 CHESS Depositary Nominees Pty Ltd will vote as directed Voting Instructions to CHESS Depositary Nominees Pty Ltd I/We being a holder of CHESS Depositary Interests of 5E Advanced Materials, Inc. hereby direct CHESS Depositary Nominees Pty Ltd to vote the shares underlying my/our holding at the Annual Meeting of 5E Advanced Materials, Inc. to be held virtually via the internet at www.meetnow.global/M5KH9HR on Tuesday, 21 January 2025 at 10:00am Pacific time and at any adjournment or postponement of that meeting. By execution of this CDI Voting Form the undersigned hereby authorises CHESS Depositary Nominees Pty Ltd to appoint such proxies or their substitutes to vote in their discretion on such business as may properly come before the meeting. Step 2 Items of Business 1. Election of Directors: For Against Abstain 01 Paul Weibel 04 Bryn Jones 2. To ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the 2025 fiscal year 4. To approve an amendment to the 5E Advanced Materials, Inc. 2022 Equity Compensation Plan to increase the number of shares of common stock authorized for issuance 5. To approve, for purposes of Nasdaq Listing Rule 5635 and for all other purposes, the issuance of additional shares of the Company’s common stock upon a Make- Whole Fundamental Change and upon conversion of the convertible notes issuable under the Amended and Restated Note Purchase Agreement 6. To approve a potential future private offering 7. To approve amendments to the Company's Amended and Restated Certificate of Incorporation to effect a reverse stock split of the Company's common stock at a ratio to be determined by the Board of Directors in its discretion, subject to the Board of Directors' authority to abandon such amendments PLEASE NOTE: If you mark the Abstain box for an item, you are directing CHESS Depositary Nominees Pty Ltd or their appointed proxy not to vote on your behalf on a show of hands or a poll. 02 Graham van’t Hoff For Against Abstain For Against Abstain For Against Abstain 03 Barry Dick 3. To approve, for purposes of ASX Listing Rule 10.14 and for all other purposes, the participation by each of the following persons in the Company’s 2022 Equity Compensation Plan: Paul Weibel; Graham van’t Hoff; Barry Dick; and Bryn Jones For Against Abstain 01 Paul Weibel 02 Graham van’t Hoff 03 Barry Dick 04 Bryn Jones Step 3 8. To approve the adjournment of the Annual Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of Proposals Three, Four, Five, Six or Seven For Against Abstain Signature of Securityholder(s) This section must be completed. Individual or Securityholder 1 Securityholder 2 Securityholder 3 Sole Director & Sole Company Secretary Director Update your communication details (Optional) Mobile Number Email Address / / Director/Company Secretary DateBy providing your email address, you consent to receive future Notice of Meeting & Proxy communications electronically 5EA 314046A